UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	OCTOBER 31, 2015

All Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	9.40%	12.95%	10.78%	11.54%	11/25/83
Russell 3000 Growth Index	—	8.72%	15.15%	9.05%	9.97%(1)	—
Institutional Class	ACAJX	9.60%	—	—	17.12%	9/30/11
A Class	ACAQX					9/30/11
No sales charge*		9.12%	—	—	16.61%
With sales charge*		2.85%	—	—	14.94%
C Class	ACAHX	8.32%	—	—	15.74%	9/30/11
R Class	ACAWX	8.87%	—	—	16.32%	9/30/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since November 30, 1983, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $27,841

Russell 3000 Growth Index — $23,804

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond, Michael Orndorff, and Marcus Scott

Performance Summary

All Cap Growth returned 9.40%* for the 12 months ended October 31, 2015, outpacing the 8.72% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

U.S. stock indices posted solid returns during the reporting period amid considerable volatility and variation in sector performance. Within the Russell 3000 Growth Index, the consumer discretionary sector delivered the best returns followed by information technology and consumer staples. Energy stocks fell sharply, losing more than 30% as oil prices plunged. Utilities and materials registered smaller losses.

All Cap Growth received positive absolute contributions from most sectors, with information technology the top contributor followed by consumer discretionary. Energy, industrials, and materials detracted. Stock selection among information technology stocks was by far the largest contributor relative to the Russell index. Stock selection in the industrials and consumer discretionary sectors hampered results versus the benchmark.

Information Technology Stocks Led Contributors

Stock selection in the information technology sector was the top contributor to results versus the benchmark, driven by the software industry. Video game maker Electronic Arts aided performance. The company continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Alphabet (formerly Google) was another top contributor in the sector. The company’s top line is accelerating, expenses are being controlled, and the new CFO is showing greater transparency and may drive better capital allocation.

Stock decisions in the consumer staples sector also benefited results. Constellation Brands, a producer and marketer of beer, wine, and spirits, was a top contributor as the company continued to see very strong sales volume and pricing in its Corona and Modelo brands. Topline results came in better than expected. Mondelez International, which is not an index component, was a solid contributor. The global snack and beverage company reported better-than-expected results. The company’s margins are improving in a consolidating industry through streamlining existing operations and cost cutting. Merger activity in the industry also led to speculation that the company might be bought.

The health care sector also aided performance versus the benchmark, due to both stock selection and an overweight allocation. Top sector contributors included pharmaceutical company Allergan, which was created when Actavis acquired Allergan and was renamed Allergan. The deal closed in the second quarter of 2015. The company continued to benefit from synergies from previous acquisitions, including Forest Laboratories.

Industrials Hampered Results

Stock selection in the industrials sector was the largest source of relative underperformance, led by positioning in road and rail companies. Canadian Pacific Railway, which is not an index component, and Kansas City Southern detracted as investors worried that rail volumes would decline as coal and oil prices fell.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the consumer discretionary sector, stock choices among internet and catalog retailers and an underweight allocation to the industry detracted. Underweighting Amazon.com hurt results as the online retailer reported results that detailed its cloud hosting business for the first time. This information gave more clarity into the impact of this business on the firm’s overall growth and profitability and led to an increase in the stock price. Not owning index component Netflix was a significant detractor. The stock rose after the company reported robust subscriber growth based on the strength of original content.

Energy stocks continued to suffer from weak prices. Exploration and production company Antero Resources was a significant detractor, as was energy equipment and services firm Halliburton. Halliburton was eliminated.

Outlook

Our investment process focuses on companies of all capitalization sizes with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2015, the largest overweights were in information technology and health care, while the largest underweights were in materials and financials. Current investment themes include stocks of companies that are benefiting from the Affordable Care Act, which has given a lift to health care providers.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc.*	7.0%
Apple, Inc.	4.4%
Facebook, Inc., Class A	3.5%
Allergan plc	3.5%
Electronic Arts, Inc.	3.3%
Mondelez International, Inc., Class A	3.1%
Comcast Corp., Class A	3.0%
Teleflex, Inc.	2.9%
Lowe's Cos., Inc.	2.7%
MasterCard, Inc., Class A	2.2%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Internet Software and Services	10.9%
Biotechnology	7.1%
Specialty Retail	6.2%
Software	6.1%
Pharmaceuticals	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.00	$5.13	1.00%
Institutional Class	$1,000	$1,035.00	$4.10	0.80%
A Class	$1,000	$1,032.80	$6.40	1.25%
C Class	$1,000	$1,028.90	$10.23	2.00%
R Class	$1,000	$1,031.50	$7.68	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.4%
Air Freight and Logistics — 2.0%
FedEx Corp.	145,080	$22,639,734
Airlines — 1.0%
American Airlines Group, Inc.	193,696	8,952,629
Spirit Airlines, Inc.(1)	69,560	2,582,067
		11,534,696
Banks — 0.5%
SVB Financial Group(1)	48,294	5,895,248
Beverages — 2.9%
Boston Beer Co., Inc. (The), Class A(1)	13,229	2,904,956
Brown-Forman Corp., Class B	62,311	6,616,182
Constellation Brands, Inc., Class A	170,672	23,006,586
		32,527,724
Biotechnology — 7.1%
Alexion Pharmaceuticals, Inc.(1)	87,525	15,404,400
Biogen, Inc.(1)	39,015	11,334,248
BioMarin Pharmaceutical, Inc.(1)	31,459	3,681,961
Gilead Sciences, Inc.	191,777	20,736,847
Regeneron Pharmaceuticals, Inc.(1)	19,701	10,981,140
Vertex Pharmaceuticals, Inc.(1)	132,716	16,554,994
		78,693,590
Capital Markets — 2.1%
Charles Schwab Corp. (The)	348,817	10,645,895
Morgan Stanley	394,403	13,003,467
		23,649,362
Chemicals — 1.4%
Axalta Coating Systems Ltd.(1)	142,049	3,924,814
Monsanto Co.	122,917	11,458,323
		15,383,137
Commercial Services and Supplies — 0.6%
KAR Auction Services, Inc.	170,364	6,541,978
Communications Equipment — 3.4%
Cisco Systems, Inc.	564,755	16,293,182
Motorola Solutions, Inc.	307,001	21,480,860
		37,774,042
Consumer Finance — 0.7%
Discover Financial Services	147,527	8,293,968
Diversified Financial Services — 0.5%
McGraw Hill Financial, Inc.	59,351	5,498,277
Electrical Equipment — 0.6%
Acuity Brands, Inc.	31,069	6,791,683

10

	Shares	Value
Food and Staples Retailing — 1.8%
Costco Wholesale Corp.	128,103	$20,255,646
Food Products — 3.6%
Amplify Snack Brands, Inc.(1)	178,804	2,159,952
Hain Celestial Group, Inc. (The)(1)	78,070	3,891,790
Mondelez International, Inc., Class A	739,393	34,130,381
		40,182,123
Health Care Equipment and Supplies — 4.8%
DexCom, Inc.(1)	43,357	3,612,505
Hologic, Inc.(1)	174,581	6,784,218
Intuitive Surgical, Inc.(1)	20,417	10,139,082
Teleflex, Inc.	245,810	32,692,730
		53,228,535
Health Care Providers and Services — 2.3%
AmerisourceBergen Corp.	101,387	9,784,859
McKesson Corp.	65,366	11,687,441
VCA, Inc.(1)	72,209	3,954,887
		25,427,187
Hotels, Restaurants and Leisure — 3.1%
Hilton Worldwide Holdings, Inc.	64,558	1,613,304
McDonald's Corp.	104,110	11,686,348
Starbucks Corp.	346,981	21,710,601
		35,010,253
Household Durables — 0.9%
Harman International Industries, Inc.	42,166	4,636,573
Newell Rubbermaid, Inc.	116,071	4,924,893
		9,561,466
Internet and Catalog Retail — 3.0%
Amazon.com, Inc.(1)	22,611	14,152,225
Priceline Group, Inc. (The)(1)	13,303	19,345,755
		33,497,980
Internet Software and Services — 10.9%
Alphabet, Inc., Class A(1)	76,573	56,464,165
Alphabet, Inc., Class C(1)	30,462	21,652,694
CoStar Group, Inc.(1)	20,515	4,165,981
Facebook, Inc., Class A(1)	384,758	39,233,773
		121,516,613
IT Services — 4.2%
Alliance Data Systems Corp.(1)	60,171	17,889,440
MasterCard, Inc., Class A	242,285	23,983,792
Sabre Corp.	146,465	4,294,354
		46,167,586
Leisure Products — 0.3%
Polaris Industries, Inc.	24,850	2,791,649
Machinery — 3.1%
Ingersoll-Rand plc	239,726	14,206,163

11

	Shares	Value
Middleby Corp. (The)(1)	126,470	$14,789,402
Snap-On, Inc.	31,075	5,155,031
		34,150,596
Media — 4.6%
Comcast Corp., Class A	527,072	33,005,249
Time Warner, Inc.	167,251	12,600,690
Walt Disney Co. (The)	46,091	5,242,390
		50,848,329
Multiline Retail — 2.9%
Burlington Stores, Inc.(1)	91,095	4,379,848
Dollar Tree, Inc.(1)	182,176	11,930,706
Target Corp.	213,502	16,478,084
		32,788,638
Oil, Gas and Consumable Fuels — 1.0%
Antero Resources Corp.(1)	51,563	1,215,340
Concho Resources, Inc.(1)	47,707	5,529,718
Pioneer Natural Resources Co.	35,411	4,856,265
		11,601,323
Pharmaceuticals — 5.0%
Allergan plc(1)	125,748	38,789,486
Shire plc ADR	14,827	3,366,470
Zoetis, Inc.	316,975	13,633,095
		55,789,051
Professional Services — 1.1%
Nielsen Holdings plc	251,792	11,962,638
Real Estate Management and Development — 0.4%
Jones Lang LaSalle, Inc.	26,494	4,416,815
Road and Rail — 2.4%
Canadian Pacific Railway Ltd., New York Shares	151,667	21,309,213
Kansas City Southern	69,363	5,740,482
		27,049,695
Semiconductors and Semiconductor Equipment — 1.2%
Avago Technologies Ltd.	55,345	6,814,630
NXP Semiconductors NV(1)	78,493	6,149,926
		12,964,556
Software — 6.1%
Adobe Systems, Inc.(1)	134,699	11,942,413
Electronic Arts, Inc.(1)	510,589	36,798,149
Intuit, Inc.	33,909	3,303,754
salesforce.com, inc.(1)	155,235	12,063,312
Take-Two Interactive Software, Inc.(1)	113,704	3,774,973
		67,882,601
Specialty Retail — 6.2%
AutoZone, Inc.(1)	16,066	12,602,331
Home Depot, Inc. (The)	117,457	14,522,384
Lowe's Cos., Inc.	413,088	30,498,287
Signet Jewelers Ltd.	73,210	11,050,317
		68,673,319

12

	Shares	Value
Technology Hardware, Storage and Peripherals — 4.4%
Apple, Inc.	406,746	$48,606,147
Textiles, Apparel and Luxury Goods — 0.7%
NIKE, Inc., Class B	57,385	7,519,156
Tobacco — 0.9%
Philip Morris International, Inc.	108,560	9,596,704
Wireless Telecommunication Services — 1.7%
SBA Communications Corp., Class A(1)	154,330	18,368,357
TOTAL COMMON STOCKS (Cost $757,213,675)		1,105,080,402
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $3,412,511), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $3,346,122)		3,346,119
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $5,689,613), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $5,578,000)		5,578,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,924,119)		8,924,119
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $766,137,794)		1,114,004,521
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,449,556)
TOTAL NET ASSETS — 100.0%		$1,111,554,965

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	1,419,648	USD	1,076,045	JPMorgan Chase Bank N.A.	11/30/15	$9,450
USD	20,815,743	CAD	27,575,031	JPMorgan Chase Bank N.A.	11/30/15	(268,755)
GBP	649,691	USD	994,235	Credit Suisse AG	11/30/15	7,164
GBP	512,282	USD	785,159	Credit Suisse AG	11/30/15	4,445
USD	4,835,728	GBP	3,150,886	Credit Suisse AG	11/30/15	(20,880)
						$(268,576)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $766,137,794)	$1,114,004,521
Foreign currency holdings, at value (cost of $69,060)	60,510
Receivable for investments sold	5,433,265
Receivable for capital shares sold	199,262
Unrealized appreciation on forward foreign currency exchange contracts	21,059
Dividends and interest receivable	233,738
1,119,952,355

Liabilities
Disbursements in excess of demand deposit cash	18,375
Payable for investments purchased	6,778,310
Payable for capital shares redeemed	388,429
Unrealized depreciation on forward foreign currency exchange contracts	289,635
Accrued management fees	911,245
Distribution and service fees payable	11,396
8,397,390

Net Assets	$1,111,554,965

Net Assets Consist of:
Capital (par value and paid-in surplus)	$695,837,903
Accumulated net investment loss	(458,828)
Undistributed net realized gain	68,586,289
Net unrealized appreciation	347,589,601
$1,111,554,965

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,082,418,697	33,274,078	$32.53
Institutional Class, $0.01 Par Value	$280,187	8,535	$32.83
A Class, $0.01 Par Value	$10,656,809	331,482	$32.15*
C Class, $0.01 Par Value	$4,655,610	150,085	$31.02
R Class, $0.01 Par Value	$13,543,662	426,312	$31.77
*Maximum offering price $34.11 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $58,217)	$9,503,560
Interest	1,822
9,505,382

Expenses:
Management fees	11,126,105
Distribution and service fees:
A Class	23,216
C Class	38,193
R Class	59,573
Directors' fees and expenses	36,888
Other expenses	677
11,284,652

Net investment income (loss)	(1,779,270)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	68,689,485
Foreign currency transactions	2,972,973
71,662,458

Change in net unrealized appreciation (depreciation) on:
Investments	29,534,493
Translation of assets and liabilities in foreign currencies	(373,832)
29,160,661

Net realized and unrealized gain (loss)	100,823,119

Net Increase (Decrease) in Net Assets Resulting from Operations	$99,043,849

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$(1,779,270)	$(2,087,065)
Net realized gain (loss)	71,662,458	162,948,101
Change in net unrealized appreciation (depreciation)	29,160,661	(42,216,054)
Net increase (decrease) in net assets resulting from operations	99,043,849	118,644,982

Distributions to Shareholders
From net realized gains:
Investor Class	(149,342,881)	(135,254,248)
Institutional Class	(26,645)	(13,915)
A Class	(1,170,337)	(1,123,968)
C Class	(545,627)	(454,606)
R Class	(1,466,459)	(827,562)
Decrease in net assets from distributions	(152,551,949)	(137,674,299)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	62,410,541	22,307,155

Net increase (decrease) in net assets	8,902,441	3,277,838

Net Assets
Beginning of period	1,102,652,524	1,099,374,686
End of period	$1,111,554,965	$1,102,652,524

Accumulated net investment loss	$(458,828)	$(1,702,952)

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $468,643,367 and $551,947,145, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	225,000,000		200,000,000
Sold	1,942,723	$62,182,754	1,162,515	$38,387,186
Issued in reinvestment of distributions	5,037,722	145,791,678	4,246,173	132,055,972
Redeemed	(4,820,064)	(153,118,504)	(4,648,558)	(153,313,983)
	2,160,381	54,855,928	760,130	17,129,175
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	2,931	89,844	2,427	80,496
Issued in reinvestment of distributions	914	26,645	446	13,915
Redeemed	(770)	(24,765)	(485)	(16,142)
	3,075	91,724	2,388	78,269
A Class/Shares Authorized	25,000,000		25,000,000
Sold	157,561	4,929,881	132,615	4,368,596
Issued in reinvestment of distributions	40,835	1,170,337	36,351	1,123,968
Redeemed	(123,527)	(3,893,895)	(152,490)	(4,957,707)
	74,869	2,206,323	16,476	534,857
C Class/Shares Authorized	25,000,000		25,000,000
Sold	53,142	1,594,597	39,397	1,268,756
Issued in reinvestment of distributions	19,578	545,053	14,564	442,613
Redeemed	(39,580)	(1,195,912)	(31,993)	(1,022,084)
	33,140	943,738	21,968	689,285
R Class/Shares Authorized	25,000,000		25,000,000
Sold	191,758	6,026,314	169,022	5,520,467
Issued in reinvestment of distributions	51,654	1,466,459	26,921	827,562
Redeemed	(102,289)	(3,179,945)	(75,880)	(2,472,460)
	141,123	4,312,828	120,063	3,875,569
Net increase (decrease)	2,412,588	$62,410,541	921,025	$22,307,155

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,105,080,402	—	—
Temporary Cash Investments	—	$8,924,119	—
	$1,105,080,402	$8,924,119	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$21,059	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(289,635)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,130,596.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $21,059 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $289,635 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,975,003 in net realized gain (loss) on foreign currency transactions and $(367,826) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	$12,321,590
Long-term capital gains	$152,551,949	$125,352,709

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$766,158,515
Gross tax appreciation of investments	$357,796,793
Gross tax depreciation of investments	(9,950,787)
Net tax appreciation (depreciation) of investments	347,846,006
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(8,550)
Net tax appreciation (depreciation)	$347,837,456
Undistributed ordinary income	—
Accumulated long-term gains	$68,607,010
Late-year ordinary loss deferral	$(727,404)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$34.71	(0.05)	2.71	2.66	—	(4.84)	(4.84)	$32.53	9.40%	1.00%	(0.15)%	43%	$1,082,419
2014	$35.63	(0.06)	3.64	3.58	—	(4.50)	(4.50)	$34.71	11.50%	1.00%	(0.18)%	56%	$1,079,950
2013	$30.44	0.12	7.22	7.34	(0.10)	(2.05)	(2.15)	$35.63	25.72%	1.00%	0.38%	60%	$1,081,599
2012	$28.06	0.01	3.08	3.09	—	(0.71)	(0.71)	$30.44	11.40%	1.00%	0.04%	55%	$961,562
2011	$26.07	(0.02)	2.01	1.99	—	—	—	$28.06	7.63%	1.00%	(0.08)%	75%	$935,751
Institutional Class
2015	$34.92	0.01	2.74	2.75	—	(4.84)	(4.84)	$32.83	9.60%	0.80%	0.05%	43%	$280
2014	$35.76	—(3)	3.66	3.66	—	(4.50)	(4.50)	$34.92	11.71%	0.80%	0.02%	56%	$191
2013	$30.50	0.16	7.26	7.42	(0.11)	(2.05)	(2.16)	$35.76	25.98%	0.80%	0.58%	60%	$110
2012	$28.06	0.09	3.06	3.15	—	(0.71)	(0.71)	$30.50	11.62%	0.80%	0.24%	55%	$61
2011(4)	$25.32	(0.01)	2.75	2.74	—	—	—	$28.06	10.82%	0.80%(5)	(0.28)%(5)	75%(6)	$28
A Class
2015	$34.44	(0.13)	2.68	2.55	—	(4.84)	(4.84)	$32.15	9.12%	1.25%	(0.40)%	43%	$10,657
2014	$35.47	(0.14)	3.61	3.47	—	(4.50)	(4.50)	$34.44	11.22%	1.25%	(0.43)%	56%	$8,837
2013	$30.36	0.04	7.19	7.23	(0.07)	(2.05)	(2.12)	$35.47	25.42%	1.25%	0.13%	60%	$8,517
2012	$28.05	(0.02)	3.04	3.02	—	(0.71)	(0.71)	$30.36	11.15%	1.25%	(0.21)%	55%	$11,334
2011(4)	$25.32	(0.02)	2.75	2.73	—	—	—	$28.05	10.78%	1.25%(5)	(0.73)%(5)	75%(6)	$28

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$33.62	(0.35)	2.59	2.24	—	(4.84)	(4.84)	$31.02	8.32%	2.00%	(1.15)%	43%	$4,656
2014	$34.96	(0.38)	3.54	3.16	—	(4.50)	(4.50)	$33.62	10.40%	2.00%	(1.18)%	56%	$3,932
2013	$30.11	(0.20)	7.11	6.91	(0.01)	(2.05)	(2.06)	$34.96	24.45%	2.00%	(0.62)%	60%	$3,321
2012	$28.03	(0.25)	3.04	2.79	—	(0.71)	(0.71)	$30.11	10.32%	2.00%	(0.96)%	55%	$1,993
2011(4)	$25.32	(0.03)	2.74	2.71	—	—	—	$28.03	10.70%	2.00%(5)	(1.48)%(5)	75%(6)	$28
R Class
2015	$34.16	(0.20)	2.65	2.45	—	(4.84)	(4.84)	$31.77	8.87%	1.50%	(0.65)%	43%	$13,544
2014	$35.30	(0.22)	3.58	3.36	—	(4.50)	(4.50)	$34.16	10.93%	1.50%	(0.68)%	56%	$9,743
2013	$30.27	(0.09)	7.22	7.13	(0.05)	(2.05)	(2.10)	$35.30	25.12%	1.50%	(0.12)%	60%	$5,828
2012	$28.04	(0.08)	3.02	2.94	—	(0.71)	(0.71)	$30.27	10.86%	1.50%	(0.46)%	55%	$864
2011(4)	$25.32	(0.02)	2.74	2.72	—	—	—	$28.04	10.74%	1.50%(5)	(0.98)%(5)	75%(6)	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	September 30, 2011 (commencement of sale) through October 31, 2011.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2011.
See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

25

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

28

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

30

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $152,551,949, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87639 1512

ANNUAL REPORT	OCTOBER 31, 2015

Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	0.98%	9.16%	6.31%	7.97%	10/20/88
Blended Index(1)	—	4.13%	9.89%	6.89%	8.97%(2)	—
S&P 500 Index	—	5.20%	14.32%	7.84%	10.11%(2)	—
Barclays U.S. Aggregate Bond Index	—	1.96%	3.02%	4.72%	6.53%(2)	—
Institutional Class	ABINX	1.19%	9.38%	6.52%	4.96%	5/1/00

(1)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since October 31, 1988, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $18,442

Blended Index — $19,473

S&P 500 Index — $21,288

Barclays U.S. Aggregate Bond Index — $15,862

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.90%	0.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin, Claudia Musat
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 0.98%* for the 12-months ended October 31, 2015. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 4.13%. The equity portion of Balanced advanced, but underperformed the 5.20% return of the S&P 500 Index, while the fixed income segment outperformed the 1.96% return of the Barclays U.S. Aggregate Bond Index.

Consumer Discretionary Stocks Leading Equity Detractors

Stock selection in the consumer discretionary sector was a main driver of underperformance, particularly positioning among internet retailers and security selection in hotels, restaurant, and leisure holdings. Leading detractors included Amazon.com, whose stock price steadily gained over the course of the year on rising revenues and earnings, driven in large part by the strength of its cloud computing business. We initiated a position in the internet retailer during the third quarter of 2015 on strength across growth, sentiment, and quality, but missed much of the stock’s appreciation during the period. A portfolio-only position in GoPro detracted as the wearable camera maker’s stock slumped together with the broad market on concerns about economic growth in China. Nevertheless, the company remains attractive across all factors and the team maintains its positioning.

Consumer staples holdings also pressured relative gains. Several food and staples retailers were key detractors, including Wal-Mart Stores, a portfolio overweight relative to the benchmark. Dollar strength and higher labor costs led to lower-than-expected earnings and revenues and downward revisions to future guidance. Despite disappointing stock performance, the retailer’s robust valuation measures and above-average factors of quality and sentiment make it an attractive portfolio holding.

The Industrials sector was also an area of relative weakness, driven largely by positioning among machinery manufacturers. An overweight position in Caterpillar weighed on results. The heavy equipment manufacturer’s shares declined as falling oil and commodity prices led to weakening sales to the energy and mining industries. Slumping demand for construction equipment, particularly in China, also pressured the company’s stock price. Diesel engine manufacturer Cummins detracted due to a slowdown in demand, particularly in non-U.S. markets, for its products. While the current operating environment remains challenging, both holdings retain strong measures of quality and valuation. Elsewhere, an underweight to Facebook impacted returns after the social networking site’s stock price rose on ongoing gains in user engagement for both its flagship brand as well as for acquired properties. Our positioning is justified given the stock’s weak valuation profile.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Positive contribution to results on a sector level came from the energy sector, where stock selection and positioning in oil, gas, and consumable fuels holdings bolstered relative results. Much of the contribution came from not owning or maintaining underweight positions in oil-related companies—whose stock prices declined together with failing oil prices over the course of the year—such as Chevron, where we maintained an underweight given weak factors of growth, quality, and sentiment. The exception was an overweight in oil refiner Valero Energy, which repeatedly surpassed earnings and revenue expectations as lower oil prices and higher demand for gasoline boosted the company’s throughput margin per barrel. Strong valuation, quality, and growth insights drive our overweight positioning.

Individual contributors included portfolio-only AmTrust Financial Services, a property and casualty insurance provider, which advanced on accelerating earnings growth driven in part through acquisitions, higher-than-expected profits, and a 20% increase in its quarterly cash dividend to shareholders. Health insurance and managed care provider Aetna was a key outperformer, advancing nearly 40% amid merger speculation in the recent wave of health insurance industry consolidation. Broadcom bolstered fund returns as the semiconductor designer’s stock rose following strong first-quarter results, and again after a merger announcement with industry rival Avago Technologies. However, valuation, quality, and growth indicators showed modest deterioration during the period, and we liquidated the position in June.

Securitized Sector Led Fixed Income Contributors

We continued to underweight U.S. Treasuries and government agencies relative to the benchmark in favor of corporate credit and securitized bonds during the 12-month period. The overweight to the securitized sector aided results, while the corporate overweight detracted in part due to an allocation to high-yield corporate bonds. Security selection also lifted performance. Within the securitized sector, selections among non-agency commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and traditional pass-through mortgage-backed securities broadly contributed to performance. In the credit sector, security selection among investment-grade and high-yield corporate bonds contributed to relative results, largely due to a rally in the credit markets during October 2015, which offset weaker performance earlier in the period.

Anticipating a gradual increase in U.S. interest rates, we maintained a shorter-than-benchmark duration (less price sensitivity to interest rate changes) during the first eight months of the period. This strategy detracted from results, as longer-maturity interest rates generally declined. We shifted back to a neutral duration position by the third quarter of 2015, because the timetable for U.S. interest rate increases appeared to be extending.

Outlook

Economic activity in the U.S. remains slow yet steady but continues to outpace most other global markets. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue as the U.S. Federal Reserve (the Fed) prepares to raise interest rates, possibly before the start of 2016, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financials markets is likely to be driven by the timing and impact of a Fed move, as well as by the trajectory of global economic growth, particularly in China. We believe that our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility and we adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

OCTOBER 31, 2015
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.6%
Microsoft Corp.	1.4%
Alphabet, Inc., Class A	1.4%
Pfizer, Inc.	1.2%
JPMorgan Chase & Co.	1.2%
Intel Corp.	1.1%
Cisco Systems, Inc.	1.0%
Gilead Sciences, Inc.	1.0%
PepsiCo, Inc.	1.0%
Citigroup, Inc.	1.0%

Top Five Common Stocks Industries	% of net assets
Biotechnology	3.8%
Software	3.1%
Banks	3.0%
Pharmaceuticals	2.8%
Technology Hardware, Storage and Peripherals	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	59.7%
Corporate Bonds	12.4%
U.S. Treasury Securities	12.1%
U.S. Government Agency Mortgage-Backed Securities	10.5%
Collateralized Mortgage Obligations	2.0%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.6%
Sovereign Governments and Agencies	0.6%
Municipal Securities	0.5%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(2.5)%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.6 years
Average Duration (effective)	5.6 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$981.80	$4.50	0.90%
Institutional Class	$1,000	$982.80	$3.50	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
Institutional Class	$1,000	$1,021.68	$3.57	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2015

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.7%
Aerospace and Defense — 2.7%
Boeing Co. (The)	16,908	$2,503,568
General Dynamics Corp.	34,213	5,083,368
Honeywell International, Inc.	60,966	6,296,568
Huntington Ingalls Industries, Inc.	8,652	1,037,721
Spirit AeroSystems Holdings, Inc., Class A(1)	72,130	3,804,136
Textron, Inc.	103,038	4,345,112
		23,070,473
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	55,705	5,738,729
Airlines — 0.8%
Southwest Airlines Co.	37,266	1,725,043
United Continental Holdings, Inc.(1)	76,854	4,635,065
		6,360,108
Auto Components — 0.4%
Delphi Automotive plc	7,931	659,780
Goodyear Tire & Rubber Co. (The)	45,755	1,502,594
Johnson Controls, Inc.	26,397	1,192,617
		3,354,991
Automobiles — 0.6%
Ford Motor Co.	330,532	4,895,179
Banks — 3.0%
Bank of America Corp.	217,116	3,643,207
Citigroup, Inc.	161,565	8,590,411
JPMorgan Chase & Co.	152,725	9,812,581
Wells Fargo & Co.	55,543	3,007,098
		25,053,297
Beverages — 1.1%
Coca-Cola Co. (The)	9,727	411,938
PepsiCo, Inc.	84,313	8,615,946
		9,027,884
Biotechnology — 3.8%
AbbVie, Inc.	114,595	6,824,132
Amgen, Inc.	47,003	7,434,935
Biogen, Inc.(1)	17,923	5,206,811
Celgene Corp.(1)	29,107	3,571,720
Gilead Sciences, Inc.	79,715	8,619,583
		31,657,181
Building Products — 0.4%
Owens Corning	80,376	3,659,519

	Shares/ Principal Amount	Value
Capital Markets — 1.2%
Affiliated Managers Group, Inc.(1)	8,606	$1,551,318
Ameriprise Financial, Inc.	37,730	4,352,533
Janus Capital Group, Inc.	6,125	95,121
Legg Mason, Inc.	86,275	3,860,806
		9,859,778
Chemicals — 1.7%
Cabot Corp.	91,944	3,304,467
Dow Chemical Co. (The)	117,132	6,052,211
LyondellBasell Industries NV, Class A	55,219	5,130,397
		14,487,075
Commercial Services and Supplies — 0.3%
Pitney Bowes, Inc.	105,816	2,185,100
Communications Equipment — 1.7%
Cisco Systems, Inc.	300,415	8,666,973
QUALCOMM, Inc.	92,817	5,515,186
		14,182,159
Consumer Finance — 0.3%
Credit Acceptance Corp.(1)	4,954	936,752
Synchrony Financial(1)	56,561	1,739,816
		2,676,568
Containers and Packaging — 0.2%
Avery Dennison Corp.	32,636	2,120,361
Diversified Consumer Services — 0.4%
H&R Block, Inc.	89,625	3,339,428
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	18,322	2,492,158
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	53,382	1,788,831
Verizon Communications, Inc.	39,324	1,843,509
		3,632,340
Electric Utilities — 0.6%
NextEra Energy, Inc.	48,679	4,997,386
Electrical Equipment — 0.2%
Rockwell Automation, Inc.	19,099	2,084,847
Electronic Equipment, Instruments and Components — 0.3%
Corning, Inc.	136,644	2,541,578
Energy Equipment and Services — 0.5%
Cameron International Corp.(1)	5,381	365,962
Schlumberger Ltd.	43,875	3,429,270
Transocean Ltd.	37,977	601,176
		4,396,408
Food and Staples Retailing — 2.1%
CVS Health Corp.	66,651	6,583,786

	Shares/ Principal Amount	Value
Kroger Co. (The)	133,210	$5,035,338
Wal-Mart Stores, Inc.	109,262	6,254,157
		17,873,281
Food Products — 1.2%
Archer-Daniels-Midland Co.	93,488	4,268,662
Dean Foods Co.	28,887	523,144
Ingredion, Inc.	22,392	2,128,583
Pilgrim's Pride Corp.	155,843	2,959,459
		9,879,848
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	40,205	1,801,184
C.R. Bard, Inc.	10,732	1,999,908
St. Jude Medical, Inc.	68,268	4,356,181
Stryker Corp.	51,037	4,880,158
		13,037,431
Health Care Providers and Services — 1.6%
Aetna, Inc.	43,660	5,011,295
Express Scripts Holding Co.(1)	62,270	5,378,882
HCA Holdings, Inc.(1)	18,886	1,299,168
UnitedHealth Group, Inc.	15,891	1,871,642
		13,560,987
Hotels, Restaurants and Leisure — 1.1%
Bloomin' Brands, Inc.	16,575	281,278
Brinker International, Inc.	47,324	2,153,715
Cracker Barrel Old Country Store, Inc.	18,287	2,513,731
Darden Restaurants, Inc.	58,275	3,606,640
McDonald's Corp.	3,126	350,893
		8,906,257
Household Durables — 0.2%
GoPro, Inc., Class A(1)	64,079	1,601,975
Household Products — 0.6%
Procter & Gamble Co. (The)	66,541	5,082,402
Industrial Conglomerates — 0.6%
3M Co.	2,692	423,209
Carlisle Cos., Inc.	12,583	1,094,721
General Electric Co.	125,299	3,623,647
		5,141,577
Insurance — 0.7%
Amtrust Financial Services, Inc.	11,735	800,562
Aspen Insurance Holdings Ltd.	9,943	483,329
Hanover Insurance Group, Inc. (The)	45,547	3,837,335
Progressive Corp. (The)	25,273	837,294
		5,958,520
Internet and Catalog Retail — 0.7%
Amazon.com, Inc.(1)	9,882	6,185,144

	Shares/ Principal Amount	Value
Internet Software and Services — 2.5%
Alphabet, Inc., Class A(1)	16,381	$12,079,186
eBay, Inc.(1)	182,416	5,089,406
Facebook, Inc., Class A(1)	42,609	4,344,840
		21,513,432
IT Services — 2.1%
Accenture plc, Class A	60,652	6,501,895
Amdocs Ltd.	53,897	3,210,644
International Business Machines Corp.	51,190	7,170,695
PayPal Holdings, Inc.(1)	31,026	1,117,246
		18,000,480
Life Sciences Tools and Services — 0.5%
Bio-Rad Laboratories, Inc., Class A(1)	4,769	665,180
Thermo Fisher Scientific, Inc.	25,443	3,327,436
		3,992,616
Machinery — 1.3%
Caterpillar, Inc.	2,775	202,547
Cummins, Inc.	16,950	1,754,495
PACCAR, Inc.	80,563	4,241,642
Stanley Black & Decker, Inc.	44,844	4,752,567
		10,951,251
Media — 2.2%
CBS Corp., Class B	33,695	1,567,491
Comcast Corp., Class A	90,672	5,677,881
Scripps Networks Interactive, Inc., Class A	25,591	1,537,507
Twenty-First Century Fox, Inc.	180,315	5,533,867
Viacom, Inc., Class B	86,408	4,260,779
Walt Disney Co. (The)	2,262	257,280
		18,834,805
Metals and Mining — 0.5%
Alcoa, Inc.	219,827	1,963,055
Newmont Mining Corp.	124,209	2,417,107
		4,380,162
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	19,363	799,498
Multiline Retail — 1.0%
Big Lots, Inc.	59,721	2,753,138
Target Corp.	70,400	5,433,472
		8,186,610
Oil, Gas and Consumable Fuels — 2.2%
Chevron Corp.	3,164	287,544
CVR Energy, Inc.	47,826	2,126,344
EOG Resources, Inc.	9,525	817,721
Exxon Mobil Corp.	65,617	5,429,150
Tesoro Corp.	35,863	3,834,831
Valero Energy Corp.	76,165	5,020,797

	Shares/ Principal Amount	Value
Western Refining, Inc.	17,222	$716,780
		18,233,167
Pharmaceuticals — 2.8%
Johnson & Johnson	53,881	5,443,597
Merck & Co., Inc.	124,842	6,823,864
Mylan NV(1)	26,000	1,146,340
Pfizer, Inc.	303,549	10,266,027
		23,679,828
Real Estate Investment Trusts (REITs) — 1.5%
Hospitality Properties Trust	59,817	1,605,488
Lamar Advertising Co., Class A	68,454	3,862,859
Mid-America Apartment Communities, Inc.	8,767	746,861
Plum Creek Timber Co., Inc.	29,058	1,183,823
RLJ Lodging Trust	116,499	2,922,960
Ryman Hospitality Properties, Inc.	44,835	2,358,321
		12,680,312
Real Estate Management and Development — 1.0%
CBRE Group, Inc.(1)	114,724	4,276,911
Jones Lang LaSalle, Inc.	24,012	4,003,040
		8,279,951
Semiconductors and Semiconductor Equipment — 1.5%
Analog Devices, Inc.	64,443	3,874,313
Intel Corp.	271,472	9,192,042
		13,066,355
Software — 3.1%
Activision Blizzard, Inc.	28,352	985,516
Adobe Systems, Inc.(1)	19,751	1,751,124
Intuit, Inc.	25,347	2,469,558
Microsoft Corp.	230,829	12,150,839
Oracle Corp.	132,422	5,143,270
Synopsys, Inc.(1)	72,725	3,634,795
		26,135,102
Specialty Retail — 1.1%
Best Buy Co., Inc.	53,361	1,869,236
Foot Locker, Inc.	54,805	3,713,039
Lowe's Cos., Inc.	54,112	3,995,089
		9,577,364
Technology Hardware, Storage and Peripherals — 2.8%
Apple, Inc.	186,030	22,230,585
EMC Corp.	43,395	1,137,817
		23,368,402
Textiles, Apparel and Luxury Goods — 0.4%
NIKE, Inc., Class B	22,899	3,000,456
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	103,483	2,493,940

	Shares/ Principal Amount	Value
Tobacco — 0.9%
Philip Morris International, Inc.	84,717	$7,488,983
TOTAL COMMON STOCKS (Cost $433,896,074)		503,702,683
CORPORATE BONDS — 12.4%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$110,000	107,686
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	270,344
Lockheed Martin Corp., 3.80%, 3/1/45	100,000	89,154
United Technologies Corp., 6.05%, 6/1/36	250,000	305,662
United Technologies Corp., 5.70%, 4/15/40	120,000	143,246
		916,092
Auto Components — 0.1%
Schaeffler Finance BV, 4.25%, 5/15/21(2)	200,000	202,000
Tenneco, Inc., 6.875%, 12/15/20	100,000	103,875
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	150,000	152,062
		457,937
Automobiles — 0.3%
American Honda Finance Corp., 1.50%, 9/11/17(2)	70,000	70,300
American Honda Finance Corp., 2.125%, 10/10/18	150,000	152,075
Daimler Finance North America LLC, 2.625%, 9/15/16(2)	210,000	212,394
Ford Motor Co., 4.75%, 1/15/43	70,000	69,662
Ford Motor Credit Co. LLC, 2.15%, 1/9/18	200,000	200,169
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	400,000	425,071
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	179,854
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	502,277
General Motors Co., 5.00%, 4/1/35	210,000	206,005
General Motors Financial Co., Inc., 3.25%, 5/15/18	350,000	354,474
General Motors Financial Co., Inc., 3.10%, 1/15/19	110,000	110,527
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)	150,000	154,312
		2,637,120
Banks — 1.9%
Bank of America Corp., 6.50%, 8/1/16	480,000	499,725
Bank of America Corp., 5.75%, 12/1/17	360,000	389,244
Bank of America Corp., 5.625%, 7/1/20	110,000	124,059
Bank of America Corp., 5.70%, 1/24/22	220,000	251,987
Bank of America Corp., 4.10%, 7/24/23	70,000	73,304
Bank of America Corp., MTN, 4.00%, 4/1/24	220,000	226,943
Bank of America Corp., MTN, 4.20%, 8/26/24	380,000	382,933
Bank of America Corp., MTN, 4.00%, 1/22/25	300,000	296,458
Bank of America Corp., MTN, 5.00%, 1/21/44	110,000	116,986
Bank of America N.A., 5.30%, 3/15/17	870,000	913,705
Bank of Nova Scotia (The), 2.55%, 1/12/17	150,000	152,700
Barclays Bank plc, 5.14%, 10/14/20	200,000	219,521
Barclays Bank plc, 3.75%, 5/15/24	200,000	204,746
BB&T Corp., MTN, 2.05%, 6/19/18	100,000	100,840

	Shares/ Principal Amount	Value
BPCE SA, 5.15%, 7/21/24(2)	$200,000	$206,836
Branch Banking & Trust Co., 3.625%, 9/16/25	113,000	114,206
Branch Banking & Trust Co., 3.80%, 10/30/26	130,000	132,682
Capital One Financial Corp., 4.20%, 10/29/25	445,000	446,092
Capital One N.A., 2.35%, 8/17/18	250,000	251,353
Citigroup, Inc., 4.45%, 1/10/17	100,000	103,792
Citigroup, Inc., 5.50%, 2/15/17	90,000	94,585
Citigroup, Inc., 1.75%, 5/1/18	710,000	707,107
Citigroup, Inc., 4.50%, 1/14/22	560,000	606,680
Citigroup, Inc., 4.05%, 7/30/22	70,000	72,010
Citigroup, Inc., 4.40%, 6/10/25	880,000	894,917
Citigroup, Inc., 4.45%, 9/29/27	160,000	160,869
Commerzbank AG, 8.125%, 9/19/23(2)	200,000	232,334
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	430,000	455,941
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20(2)	280,000	279,257
Fifth Third Bancorp, 4.30%, 1/16/24	110,000	113,530
Fifth Third Bank, 2.875%, 10/1/21	250,000	249,969
HBOS plc, MTN, 6.75%, 5/21/18(2)	300,000	331,351
HSBC Holdings plc, 5.10%, 4/5/21	230,000	257,388
Intesa Sanpaolo SpA, 5.02%, 6/26/24(2)	230,000	230,858
JPMorgan Chase & Co., 6.00%, 1/15/18	520,000	567,663
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	501,452
JPMorgan Chase & Co., 3.25%, 9/23/22	220,000	222,397
JPMorgan Chase & Co., 3.875%, 9/10/24	370,000	370,832
JPMorgan Chase & Co., 3.125%, 1/23/25	570,000	554,647
JPMorgan Chase & Co., 4.95%, 6/1/45	100,000	101,659
KeyCorp, MTN, 2.30%, 12/13/18	220,000	221,529
KFW, 2.00%, 6/1/16	260,000	262,388
KFW, 2.00%, 10/4/22	300,000	299,178
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	230,000	252,666
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	250,000	253,186
Standard Chartered plc, 3.95%, 1/11/23(2)	200,000	196,419
U.S. Bancorp, 3.44%, 2/1/16	120,000	120,787
U.S. Bancorp, MTN, 3.00%, 3/15/22	110,000	112,110
U.S. Bancorp, MTN, 3.60%, 9/11/24	330,000	337,399
U.S. Bank N.A., 2.80%, 1/27/25	500,000	490,711
Wells Fargo & Co., 4.125%, 8/15/23	200,000	208,420
Wells Fargo & Co., MTN, 2.10%, 5/8/17	20,000	20,297
Wells Fargo & Co., MTN, 2.60%, 7/22/20	320,000	323,497
Wells Fargo & Co., MTN, 4.60%, 4/1/21	450,000	494,875
Wells Fargo & Co., MTN, 3.55%, 9/29/25	160,000	160,501
Wells Fargo & Co., MTN, 4.10%, 6/3/26	210,000	214,413
Wells Fargo & Co., MTN, 4.65%, 11/4/44	80,000	79,317
		16,261,251
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	460,000	537,547

	Shares/ Principal Amount	Value
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	$360,000	$342,573
Coca-Cola Co. (The), 1.80%, 9/1/16	180,000	181,994
Pernod-Ricard SA, 2.95%, 1/15/17(2)	180,000	182,844
		1,244,958
Biotechnology — 0.4%
AbbVie, Inc., 1.75%, 11/6/17	300,000	303,050
AbbVie, Inc., 2.90%, 11/6/22	220,000	213,304
AbbVie, Inc., 3.60%, 5/14/25	220,000	216,791
AbbVie, Inc., 4.40%, 11/6/42	240,000	219,548
Amgen, Inc., 2.125%, 5/15/17	180,000	182,432
Amgen, Inc., 4.10%, 6/15/21	100,000	107,222
Amgen, Inc., 5.375%, 5/15/43	250,000	269,993
Biogen, Inc., 3.625%, 9/15/22	370,000	376,850
Celgene Corp., 3.25%, 8/15/22	190,000	190,066
Celgene Corp., 3.625%, 5/15/24	300,000	300,147
Celgene Corp., 3.875%, 8/15/25	190,000	190,959
Gilead Sciences, Inc., 4.40%, 12/1/21	310,000	337,711
Gilead Sciences, Inc., 3.65%, 3/1/26	260,000	263,312
		3,171,385
Building Products†
Masco Corp., 4.45%, 4/1/25	170,000	170,850
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	140,000	147,210
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	370,000	403,109
Jefferies Group LLC, 5.125%, 4/13/18	110,000	115,795
		666,114
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22	160,000	160,688
Dow Chemical Co. (The), 4.25%, 11/15/20	62,000	66,788
Eastman Chemical Co., 2.70%, 1/15/20	210,000	210,460
Eastman Chemical Co., 3.60%, 8/15/22	198,000	200,555
Ecolab, Inc., 4.35%, 12/8/21	250,000	270,596
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	215,365
LyondellBasell Industries NV, 4.625%, 2/26/55	140,000	121,819
Mosaic Co. (The), 5.625%, 11/15/43	120,000	126,410
		1,372,681
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20	180,000	188,100
Covanta Holding Corp., 5.875%, 3/1/24	150,000	149,625
Pitney Bowes, Inc., 4.625%, 3/15/24	110,000	110,056
Republic Services, Inc., 3.55%, 6/1/22	220,000	226,768
Waste Management, Inc., 4.10%, 3/1/45	150,000	141,488
		816,037
Communications Equipment†
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	260,000	257,629
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	159,192
		416,821

	Shares/ Principal Amount	Value
Construction Materials†
Owens Corning, 4.20%, 12/15/22	$160,000	$162,070
Consumer Finance — 0.4%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	269,772
American Express Co., 1.55%, 5/22/18	220,000	219,331
American Express Credit Corp., 1.30%, 7/29/16	180,000	180,774
American Express Credit Corp., 2.60%, 9/14/20	115,000	115,975
Capital One Bank USA N.A., 2.30%, 6/5/19	250,000	248,634
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	245,107
CIT Group, Inc., 4.25%, 8/15/17	470,000	481,750
CIT Group, Inc., 5.00%, 8/15/22	90,000	95,063
Discover Bank, 2.00%, 2/21/18	250,000	248,269
Equifax, Inc., 3.30%, 12/15/22	140,000	140,471
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	420,000	434,700
John Deere Capital Corp., MTN, 3.15%, 10/15/21	100,000	102,886
McGraw Hill Financial, Inc., 3.30%, 8/14/20(2)	120,000	122,271
PNC Bank N.A., 6.00%, 12/7/17	290,000	314,467
Synchrony Financial, 3.00%, 8/15/19	90,000	91,007
		3,310,477
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	180,000	176,400
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	210,000	211,575
Rock-Tenn Co., 3.50%, 3/1/20	140,000	144,133
Rock-Tenn Co., 4.00%, 3/1/23	240,000	245,889
		777,997
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	110,000	108,411
Johns Hopkins University, 4.08%, 7/1/53	45,000	45,137
		153,548
Diversified Financial Services — 1.0%
Ally Financial, Inc., 2.75%, 1/30/17	340,000	342,550
BNP Paribas SA, 4.375%, 9/28/25(2)	200,000	198,476
Deutsche Bank AG, VRN, 4.30%, 5/24/23	200,000	193,035
GE Capital International Funding Co., 0.96%, 4/15/16(2)	268	268
GE Capital International Funding Co., 2.34%, 11/15/20(2)	694,629	696,945
General Electric Capital Corp., 5.30%, 2/11/21	40,000	45,703
General Electric Capital Corp., MTN, 4.375%, 9/16/20	250,000	274,543
General Electric Capital Corp., MTN, 4.65%, 10/17/21	120,000	134,318
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	330,000	335,285
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	530,000	544,956
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20	110,000	122,957
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	460,000	527,688
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	300,000	309,449
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	160,000	158,626
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	130,000	130,867
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	260,000	314,600

	Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	$100,000	$100,877
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	220,000	223,046
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	150,000	152,130
Morgan Stanley, 2.65%, 1/27/20	90,000	90,755
Morgan Stanley, 5.00%, 11/24/25	610,000	654,286
Morgan Stanley, MTN, 6.625%, 4/1/18	690,000	766,177
Morgan Stanley, MTN, 5.625%, 9/23/19	870,000	970,007
Morgan Stanley, MTN, 3.70%, 10/23/24	300,000	304,288
UBS AG (Stamford Branch), 5.875%, 12/20/17	321,000	348,114
UBS Group Funding Jersey Ltd., 4.125%, 9/24/25(2)	200,000	201,376
		8,141,322
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 2.625%, 12/1/22	290,000	276,381
AT&T, Inc., 3.40%, 5/15/25	600,000	583,654
AT&T, Inc., 6.55%, 2/15/39	287,000	333,510
AT&T, Inc., 4.30%, 12/15/42	130,000	113,256
British Telecommunications plc, 5.95%, 1/15/18	480,000	524,052
CenturyLink, Inc., 6.00%, 4/1/17	60,000	63,225
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	140,000	145,600
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	250,000	252,429
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	210,000	236,976
Frontier Communications Corp., 8.25%, 4/15/17	80,000	85,759
Frontier Communications Corp., 8.50%, 4/15/20	150,000	154,875
Frontier Communications Corp., 11.00%, 9/15/25(2)	70,000	73,543
Orange SA, 4.125%, 9/14/21	210,000	224,226
Orange SA, 5.50%, 2/6/44	80,000	89,395
Telecom Italia Capital SA, 6.00%, 9/30/34	120,000	113,400
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	111,750
Verizon Communications, Inc., 3.65%, 9/14/18	480,000	506,612
Verizon Communications, Inc., 3.50%, 11/1/21	130,000	134,216
Verizon Communications, Inc., 5.15%, 9/15/23	350,000	390,205
Verizon Communications, Inc., 5.05%, 3/15/34	570,000	577,016
Verizon Communications, Inc., 4.75%, 11/1/41	150,000	141,331
Verizon Communications, Inc., 6.55%, 9/15/43	140,000	168,563
Verizon Communications, Inc., 4.86%, 8/21/46	250,000	240,550
Verizon Communications, Inc., 5.01%, 8/21/54	199,000	184,047
Windstream Services LLC, 7.875%, 11/1/17	60,000	63,862
		5,788,433
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(2)	180,000	171,900
Electronic Equipment, Instruments and Components†
Jabil Circuit, Inc., 7.75%, 7/15/16	200,000	208,500
Jabil Circuit, Inc., 5.625%, 12/15/20	50,000	53,264
		261,764
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	270,000	241,996

	Shares/ Principal Amount	Value
Ensco plc, 5.20%, 3/15/25	$80,000	$66,957
Noble Holding International Ltd., 5.95%, 4/1/25	75,000	60,391
Schlumberger Investment SA, 3.65%, 12/1/23	170,000	176,923
Transocean, Inc., 6.50%, 11/15/20	70,000	56,409
Weatherford International Ltd., 4.50%, 4/15/22	130,000	102,249
		704,925
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	220,000	227,343
CVS Health Corp., 2.75%, 12/1/22	170,000	166,967
CVS Health Corp., 5.125%, 7/20/45	110,000	118,533
Delhaize Group, 5.70%, 10/1/40	90,000	95,716
Dollar General Corp., 3.25%, 4/15/23	220,000	210,575
Dollar General Corp., 4.15%, 11/1/25	40,000	39,818
Kroger Co. (The), 6.40%, 8/15/17	200,000	217,037
Kroger Co. (The), 3.30%, 1/15/21	330,000	339,530
Target Corp., 3.50%, 7/1/24	210,000	218,661
Wal-Mart Stores, Inc., 2.55%, 4/11/23	50,000	49,765
Wal-Mart Stores, Inc., 5.625%, 4/15/41	110,000	132,161
Wal-Mart Stores, Inc., 4.30%, 4/22/44	390,000	396,775
		2,212,881
Food Products — 0.1%
Kraft Foods Group, Inc., 5.00%, 6/4/42	220,000	227,548
Kraft Heinz Foods Co., 3.95%, 7/15/25(2)	100,000	102,780
Kraft Heinz Foods Co., 5.20%, 7/15/45(2)	140,000	148,242
Mondelez International, Inc., 4.00%, 2/1/24	200,000	209,216
Tyson Foods, Inc., 4.50%, 6/15/22	180,000	191,722
		879,508
Gas Utilities — 0.6%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(2)	200,000	192,913
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	139,193
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	104,387
Enbridge, Inc., 4.50%, 6/10/44	120,000	89,529
Energy Transfer Equity LP, 7.50%, 10/15/20	150,000	162,030
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	200,830
Energy Transfer Partners LP, 3.60%, 2/1/23	160,000	141,733
Energy Transfer Partners LP, 6.50%, 2/1/42	180,000	168,134
Enterprise Products Operating LLC, 6.30%, 9/15/17	300,000	324,838
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	420,640
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	140,000	148,225
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	210,000	228,638
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	170,000	177,228
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	170,000	158,514
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	196,514
Kinder Morgan, Inc., 7.25%, 6/1/18	150,000	164,078
Kinder Morgan, Inc., 4.30%, 6/1/25	80,000	72,597
Kinder Morgan, Inc., 5.55%, 6/1/45	150,000	126,824

	Shares/ Principal Amount	Value
Magellan Midstream Partners LP, 6.55%, 7/15/19	$100,000	$113,096
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 12/1/24	130,000	123,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, 6/1/25	150,000	140,625
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	310,000	303,880
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	292,180
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	210,000	184,800
TransCanada PipeLines Ltd., 2.50%, 8/1/22	200,000	188,989
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	40,887
Williams Cos., Inc. (The), 5.75%, 6/24/44	90,000	66,705
Williams Partners LP, 4.125%, 11/15/20	200,000	199,889
Williams Partners LP, 5.40%, 3/4/44	240,000	189,088
		5,060,484
Health Care Equipment and Supplies — 0.2%
Becton Dickinson and Co., 3.73%, 12/15/24	360,000	369,178
Medtronic, Inc., 2.50%, 3/15/20	130,000	132,064
Medtronic, Inc., 2.75%, 4/1/23	200,000	197,693
Medtronic, Inc., 3.50%, 3/15/25	230,000	235,901
Medtronic, Inc., 4.375%, 3/15/35	360,000	373,716
St. Jude Medical, Inc., 2.00%, 9/15/18	110,000	110,445
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	120,000	119,795
		1,538,792
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	130,000	127,876
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	240,000	245,400
Express Scripts Holding Co., 2.65%, 2/15/17	510,000	517,363
Express Scripts Holding Co., 7.25%, 6/15/19	170,000	196,515
HCA, Inc., 3.75%, 3/15/19	310,000	316,138
NYU Hospitals Center, 4.43%, 7/1/42	90,000	87,805
UnitedHealth Group, Inc., 2.875%, 12/15/21	230,000	234,541
UnitedHealth Group, Inc., 2.875%, 3/15/22	310,000	314,608
UnitedHealth Group, Inc., 3.75%, 7/15/25	100,000	104,444
Universal Health Services, Inc., 7.125%, 6/30/16	160,000	164,800
Universal Health Services, Inc., 4.75%, 8/1/22(2)	130,000	133,087
		2,442,577
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	200,000	198,306
McDonald's Corp., MTN, 3.375%, 5/26/25	80,000	79,750
McDonald's Corp., MTN, 4.60%, 5/26/45	70,000	69,031
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	160,000	171,200
Wyndham Worldwide Corp., 2.95%, 3/1/17	110,000	111,394
		629,681
Household Durables — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	270,000	274,387
D.R. Horton, Inc., 5.75%, 8/15/23	110,000	120,725

	Shares/ Principal Amount	Value
Lennar Corp., 4.75%, 12/15/17	$210,000	$218,400
Lennar Corp., 4.50%, 6/15/19	160,000	166,800
M.D.C. Holdings, Inc., 5.50%, 1/15/24	140,000	143,500
Toll Brothers Finance Corp., 6.75%, 11/1/19	100,000	113,500
TRI Pointe Holdings, Inc., 4.375%, 6/15/19	100,000	99,875
		1,137,187
Industrial Conglomerates — 0.1%
General Electric Co., 5.25%, 12/6/17	230,000	248,358
General Electric Co., 2.70%, 10/9/22	210,000	210,449
General Electric Co., 4.125%, 10/9/42	180,000	177,565
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	170,000	168,722
		805,094
Insurance — 0.6%
ACE INA Holdings, Inc., 3.15%, 3/15/25	280,000	278,623
ACE INA Holdings, Inc., 3.35%, 5/3/26(3)	110,000	110,566
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.75%, 5/15/19	150,000	152,175
Allstate Corp. (The), VRN, 5.75%, 8/15/23	90,000	93,881
American International Group, Inc., 4.875%, 6/1/22	550,000	612,658
American International Group, Inc., 4.50%, 7/16/44	120,000	118,124
American International Group, Inc., MTN, 5.85%, 1/16/18	210,000	229,065
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	140,000	153,701
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	90,000	91,369
Berkshire Hathaway, Inc., 4.50%, 2/11/43	220,000	224,586
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	50,000	59,522
International Lease Finance Corp., 6.25%, 5/15/19	100,000	109,000
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)	60,000	64,768
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)	210,000	208,086
Lincoln National Corp., 6.25%, 2/15/20	160,000	182,326
Markel Corp., 4.90%, 7/1/22	190,000	205,987
Markel Corp., 3.625%, 3/30/23	100,000	99,883
MetLife, Inc., 4.125%, 8/13/42	110,000	105,479
MetLife, Inc., 4.875%, 11/13/43	110,000	118,087
Metropolitan Life Global Funding I, 3.00%, 1/10/23(2)	200,000	199,251
Principal Financial Group, Inc., 3.30%, 9/15/22	70,000	69,683
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	70,000	78,627
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	370,000	426,231
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	120,000	122,453
Travelers Cos., Inc. (The), 4.60%, 8/1/43	100,000	105,946
Travelers Cos., Inc. (The), 4.30%, 8/25/45	60,000	61,294
Voya Financial, Inc., 5.50%, 7/15/22	100,000	113,419
Voya Financial, Inc., 5.70%, 7/15/43	160,000	187,849
WR Berkley Corp., 4.625%, 3/15/22	130,000	138,282
WR Berkley Corp., 4.75%, 8/1/44	90,000	88,509
XLIT Ltd., 4.45%, 3/31/25	50,000	50,107
		4,859,537

	Shares/ Principal Amount	Value
Internet Software and Services†
Alibaba Group Holding Ltd., 3.125%, 11/28/21(2)	$200,000	$197,395
Netflix, Inc., 5.375%, 2/1/21	200,000	212,250
		409,645
IT Services — 0.1%
Fidelity National Information Services, Inc., 1.45%, 6/5/17	150,000	148,536
Fidelity National Information Services, Inc., 5.00%, 3/15/22	100,000	103,008
Fidelity National Information Services, Inc., 4.50%, 10/15/22	180,000	184,069
Fidelity National Information Services, Inc., 3.50%, 4/15/23	110,000	104,975
Xerox Corp., 2.95%, 3/15/17	80,000	80,858
		621,446
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	154,484
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	148,000	148,477
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	150,000	162,338
		465,299
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	220,000	219,550
Deere & Co., 5.375%, 10/16/29	200,000	235,504
Oshkosh Corp., 5.375%, 3/1/22	290,000	297,975
		753,029
Media — 0.8%
21st Century Fox America, Inc., 3.00%, 9/15/22	240,000	238,654
21st Century Fox America, Inc., 3.70%, 10/15/25(2)	80,000	80,209
21st Century Fox America, Inc., 6.90%, 8/15/39	150,000	184,498
21st Century Fox America, Inc., 4.75%, 9/15/44	190,000	191,751
CBS Corp., 3.50%, 1/15/25	170,000	165,292
CBS Corp., 4.85%, 7/1/42	60,000	55,907
CCO Safari II LLC, 4.91%, 7/23/25(2)	670,000	683,695
Comcast Corp., 4.40%, 8/15/35	140,000	142,350
Comcast Corp., 6.40%, 5/15/38	310,000	389,783
Comcast Corp., 4.75%, 3/1/44	310,000	327,708
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21	250,000	273,676
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	120,000	123,995
Discovery Communications LLC, 5.625%, 8/15/19	90,000	99,944
Discovery Communications LLC, 3.25%, 4/1/23	100,000	95,589
DISH DBS Corp., 7.125%, 2/1/16	50,000	50,670
Embarq Corp., 8.00%, 6/1/36	120,000	126,525
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	160,000	160,777
Lamar Media Corp., 5.375%, 1/15/24	180,000	187,650
NBCUniversal Media LLC, 5.15%, 4/30/20	90,000	101,736
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	418,367
NBCUniversal Media LLC, 2.875%, 1/15/23	120,000	120,521
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	160,000	163,200
Omnicom Group, Inc., 3.625%, 5/1/22	50,000	50,799

	Shares/ Principal Amount	Value
Scripps Networks Interactive, Inc., 2.80%, 6/15/20	$230,000	$225,766
TEGNA, Inc., 5.125%, 7/15/20	330,000	344,850
Time Warner Cable, Inc., 6.75%, 7/1/18	130,000	144,375
Time Warner Cable, Inc., 5.50%, 9/1/41	70,000	64,524
Time Warner Cable, Inc., 4.50%, 9/15/42	100,000	81,374
Time Warner, Inc., 4.70%, 1/15/21	140,000	152,585
Time Warner, Inc., 3.60%, 7/15/25	400,000	397,431
Time Warner, Inc., 7.70%, 5/1/32	200,000	258,301
Time Warner, Inc., 5.35%, 12/15/43	120,000	126,508
Viacom, Inc., 4.50%, 3/1/21	110,000	115,265
Viacom, Inc., 3.125%, 6/15/22	190,000	177,637
Virgin Media Secured Finance plc, 5.25%, 1/15/26(2)	200,000	200,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	130,000	129,448
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	230,000	233,816
		7,085,676
Metals and Mining — 0.1%
Barrick North America Finance LLC, 4.40%, 5/30/21	170,000	169,153
Barrick North America Finance LLC, 5.75%, 5/1/43	70,000	62,422
Freeport-McMoRan, Inc., 3.875%, 3/15/23	115,000	90,505
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	110,000	95,545
Newmont Mining Corp., 6.25%, 10/1/39	80,000	74,555
Southern Copper Corp., 5.25%, 11/8/42	100,000	81,559
Steel Dynamics, Inc., 6.125%, 8/15/19	157,000	163,280
Teck Resources Ltd., 3.15%, 1/15/17	110,000	105,050
Vale Overseas Ltd., 5.625%, 9/15/19	280,000	285,040
		1,127,109
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	161,557
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	70,000	63,733
CMS Energy Corp., 8.75%, 6/15/19	180,000	218,629
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	142,948
Constellation Energy Group, Inc., 5.15%, 12/1/20	220,000	240,786
Consumers Energy Co., 2.85%, 5/15/22	50,000	49,967
Consumers Energy Co., 3.375%, 8/15/23	50,000	51,532
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	211,494
Dominion Resources, Inc., 2.75%, 9/15/22	210,000	204,261
Dominion Resources, Inc., 3.625%, 12/1/24	160,000	160,243
Dominion Resources, Inc., 4.90%, 8/1/41	130,000	131,929
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	120,000	107,700
DPL, Inc., 6.50%, 10/15/16	44,000	45,100
Duke Energy Corp., 1.625%, 8/15/17	150,000	150,600
Duke Energy Corp., 3.55%, 9/15/21	90,000	93,260
Duke Energy Florida LLC, 6.35%, 9/15/37	110,000	142,564
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	211,295
Duke Energy Progress, LLC, 4.15%, 12/1/44	130,000	131,038
Edison International, 3.75%, 9/15/17	130,000	135,062

	Shares/ Principal Amount	Value
Exelon Generation Co. LLC, 4.25%, 6/15/22	$120,000	$122,476
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	69,230
FirstEnergy Corp., 2.75%, 3/15/18	135,000	135,383
FirstEnergy Corp., 4.25%, 3/15/23	260,000	263,289
Florida Power & Light Co., 4.125%, 2/1/42	140,000	141,215
Georgia Power Co., 4.30%, 3/15/42	70,000	64,898
IPALCO Enterprises, Inc., 5.00%, 5/1/18	230,000	243,800
MidAmerican Energy Co., 4.40%, 10/15/44	150,000	156,255
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	210,000	209,475
Nisource Finance Corp., 5.65%, 2/1/45	100,000	116,123
PacifiCorp, 6.00%, 1/15/39	180,000	223,631
Potomac Electric Power Co., 3.60%, 3/15/24	120,000	124,803
Progress Energy, Inc., 3.15%, 4/1/22	90,000	89,808
Sempra Energy, 6.50%, 6/1/16	200,000	206,297
Sempra Energy, 2.40%, 3/15/20	120,000	119,422
Sempra Energy, 2.875%, 10/1/22	200,000	196,016
Southern Power Co., 5.15%, 9/15/41	40,000	38,664
Virginia Electric and Power Co., 3.45%, 2/15/24	160,000	165,364
Virginia Electric and Power Co., 4.45%, 2/15/44	80,000	84,171
Xcel Energy, Inc., 4.80%, 9/15/41	50,000	51,948
		5,475,966
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	190,000	178,067
Target Corp., 4.00%, 7/1/42	280,000	273,246
		451,313
Oil, Gas and Consumable Fuels — 0.8%
AmeriGas Finance LLC / AmeriGas Finance Corp., 6.75%, 5/20/20	50,000	52,063
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	90,000	92,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	80,000	82,967
Anadarko Petroleum Corp., 6.45%, 9/15/36	110,000	124,237
Apache Corp., 4.75%, 4/15/43	90,000	83,628
BP Capital Markets plc, 4.50%, 10/1/20	100,000	109,812
BP Capital Markets plc, 2.75%, 5/10/23	100,000	97,286
BP Capital Markets plc, 3.51%, 3/17/25	100,000	101,129
California Resources Corp., 5.50%, 9/15/21	180,000	124,650
Chesapeake Energy Corp., 4.875%, 4/15/22	150,000	93,750
Chevron Corp., 2.43%, 6/24/20	80,000	81,526
Cimarex Energy Co., 4.375%, 6/1/24	220,000	219,305
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	144,231
Concho Resources, Inc., 7.00%, 1/15/21	330,000	342,375
Concho Resources, Inc., 6.50%, 1/15/22	90,000	93,713
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	49,932
Continental Resources, Inc., 5.00%, 9/15/22	240,000	216,000
Devon Energy Corp., 5.00%, 6/15/45	50,000	46,069
Ecopetrol SA, 4.125%, 1/16/25	90,000	79,533
EOG Resources, Inc., 5.625%, 6/1/19	150,000	167,837

	Shares/ Principal Amount	Value
EOG Resources, Inc., 4.10%, 2/1/21	$130,000	$139,506
Exxon Mobil Corp., 2.71%, 3/6/25	280,000	277,281
Hess Corp., 6.00%, 1/15/40	90,000	90,828
Marathon Petroleum Corp., 3.50%, 3/1/16	210,000	211,788
Newfield Exploration Co., 5.75%, 1/30/22	220,000	224,400
Noble Energy, Inc., 4.15%, 12/15/21	290,000	293,757
Petrobras Global Finance BV, 5.75%, 1/20/20	100,000	85,750
Petrobras Global Finance BV, 5.375%, 1/27/21	220,000	179,575
Petroleos Mexicanos, 6.00%, 3/5/20	120,000	130,613
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	244,860
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	55,860
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	49,438
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	197,156
Phillips 66, 4.30%, 4/1/22	250,000	265,756
Phillips 66, 4.65%, 11/15/34	180,000	180,346
Shell International Finance BV, 2.375%, 8/21/22	130,000	127,516
Shell International Finance BV, 3.25%, 5/11/25	200,000	200,197
Shell International Finance BV, 3.625%, 8/21/42	140,000	125,780
Statoil ASA, 2.45%, 1/17/23	190,000	183,595
Statoil ASA, 3.95%, 5/15/43	50,000	47,152
Statoil ASA, 4.80%, 11/8/43	100,000	108,383
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	150,000	158,250
Talisman Energy, Inc., 7.75%, 6/1/19	95,000	104,801
Tesoro Corp., 5.375%, 10/1/22	100,000	101,875
Total Capital Canada Ltd., 2.75%, 7/15/23	120,000	117,796
Total Capital SA, 2.125%, 8/10/18	140,000	142,496
Whiting Petroleum Corp., 5.00%, 3/15/19	190,000	181,450
		6,628,498
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	250,000	251,128
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	350,000	389,529
International Paper Co., 6.00%, 11/15/41	70,000	77,480
		718,137
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24	320,000	319,133
Actavis Funding SCS, 4.55%, 3/15/35	150,000	144,180
Actavis, Inc., 1.875%, 10/1/17	220,000	219,735
Actavis, Inc., 3.25%, 10/1/22	200,000	196,225
Actavis, Inc., 4.625%, 10/1/42	60,000	56,908
Baxalta, Inc., 4.00%, 6/23/25(2)	230,000	231,811
Forest Laboratories LLC, 4.875%, 2/15/21(2)	270,000	292,471
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	250,000	252,680
Merck & Co., Inc., 2.40%, 9/15/22	100,000	98,947
Merck & Co., Inc., 3.70%, 2/10/45	80,000	73,539
Perrigo Finance plc, 3.90%, 12/15/24	200,000	192,915
Roche Holdings, Inc., 3.35%, 9/30/24(2)	110,000	113,757

	Shares/ Principal Amount	Value
Sanofi, 4.00%, 3/29/21	$95,000	$102,698
		2,294,999
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	130,000	141,495
DDR Corp., 4.75%, 4/15/18	230,000	242,721
DDR Corp., 3.625%, 2/1/25	150,000	142,620
Essex Portfolio LP, 3.625%, 8/15/22	150,000	151,707
Essex Portfolio LP, 3.375%, 1/15/23	60,000	58,778
Essex Portfolio LP, 3.25%, 5/1/23	50,000	48,795
HCP, Inc., 3.75%, 2/1/16	200,000	201,209
Hospitality Properties Trust, 4.65%, 3/15/24	350,000	348,496
Hospitality Properties Trust, 4.50%, 3/15/25	140,000	136,424
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	96,647
Kilroy Realty LP, 3.80%, 1/15/23	140,000	139,889
Realty Income Corp., 4.125%, 10/15/26	80,000	81,200
Reckson Operating Partnership LP, 6.00%, 3/31/16	125,000	127,227
Senior Housing Properties Trust, 4.75%, 5/1/24	180,000	178,317
Ventas Realty LP, 4.125%, 1/15/26	100,000	100,304
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	120,000	128,998
Welltower, Inc., 2.25%, 3/15/18	50,000	50,189
Welltower, Inc., 3.75%, 3/15/23	130,000	128,449
		2,503,465
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	176,000	185,290
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	60,000	63,223
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	217,251
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	180,000	170,182
CSX Corp., 4.25%, 6/1/21	150,000	160,852
CSX Corp., 3.40%, 8/1/24	180,000	181,857
Norfolk Southern Corp., 5.75%, 4/1/18	40,000	43,681
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	203,094
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	40,000	40,514
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(2)	110,000	107,553
Union Pacific Corp., 4.00%, 2/1/21	100,000	108,140
Union Pacific Corp., 4.75%, 9/15/41	250,000	273,153
		1,754,790
Semiconductors and Semiconductor Equipment — 0.1%
Intel Corp., 3.70%, 7/29/25	110,000	114,785
KLA-Tencor Corp., 4.65%, 11/1/24	110,000	111,005
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	200,000	204,500
		430,290
Software — 0.2%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	210,000	222,642
Intuit, Inc., 5.75%, 3/15/17	254,000	268,421
Microsoft Corp., 2.70%, 2/12/25	360,000	355,085
Microsoft Corp., 3.125%, 11/3/25(3)	110,000	111,332

	Shares/ Principal Amount	Value
Oracle Corp., 2.50%, 10/15/22	$260,000	$254,964
Oracle Corp., 3.625%, 7/15/23	280,000	294,141
Oracle Corp., 3.40%, 7/8/24	170,000	173,746
Oracle Corp., 4.30%, 7/8/34	160,000	159,880
		1,840,211
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.625%, 6/1/22	190,000	191,064
Home Depot, Inc. (The), 3.35%, 9/15/25	120,000	123,323
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	458,573
Lowe's Cos., Inc., 3.375%, 9/15/25	45,000	45,525
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	227,000	236,080
United Rentals North America, Inc., 4.625%, 7/15/23	170,000	171,380
		1,225,945
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	160,000	159,605
Apple, Inc., 2.85%, 5/6/21	180,000	185,541
Apple, Inc., 3.45%, 5/6/24	240,000	249,083
Dell, Inc., 3.10%, 4/1/16	40,000	40,340
Hewlett-Packard Co., 4.30%, 6/1/21	290,000	298,572
Hewlett-Packard Enterprise Co., 3.60%, 10/15/20(2)	350,000	352,962
Seagate HDD Cayman, 4.75%, 6/1/23	310,000	288,183
		1,574,286
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	280,000	291,200
L Brands, Inc., 6.90%, 7/15/17	100,000	108,250
PVH Corp., 4.50%, 12/15/22	210,000	211,575
		611,025
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	270,000	266,425
Philip Morris International, Inc., 4.125%, 5/17/21	180,000	193,608
Reynolds American, Inc., 4.45%, 6/12/25	250,000	262,271
		722,304
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	310,000	307,749
Sprint Communications, Inc., 6.00%, 12/1/16	150,000	151,969
Sprint Communications, Inc., 9.00%, 11/15/18(2)	180,000	198,336
T-Mobile USA, Inc., 6.46%, 4/28/19	210,000	216,562
Vodafone Group plc, 5.625%, 2/27/17	110,000	116,054
		990,670
TOTAL CORPORATE BONDS (Cost $104,053,320)		104,853,526
U.S. TREASURY SECURITIES — 12.1%
U.S. Treasury Bills, 0.25%, 6/23/16(4)	3,000,000	2,994,516
U.S. Treasury Bonds, 4.75%, 2/15/37	1,860,000	2,503,928
U.S. Treasury Bonds, 3.50%, 2/15/39	3,900,000	4,383,869
U.S. Treasury Bonds, 4.375%, 11/15/39	2,000,000	2,553,972

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 4.375%, 5/15/41	$1,850,000	$2,371,685
U.S. Treasury Bonds, 3.125%, 11/15/41	1,500,000	1,574,413
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	2,110,853
U.S. Treasury Bonds, 2.875%, 5/15/43	770,000	762,741
U.S. Treasury Bonds, 3.125%, 8/15/44	1,830,000	1,901,533
U.S. Treasury Bonds, 3.00%, 11/15/44	1,580,000	1,600,831
U.S. Treasury Bonds, 2.50%, 2/15/45	1,250,000	1,140,560
U.S. Treasury Notes, 1.375%, 11/30/15	1,750,000	1,751,937
U.S. Treasury Notes, 0.375%, 1/15/16	700,000	700,387
U.S. Treasury Notes, 0.625%, 12/15/16	2,100,000	2,103,049
U.S. Treasury Notes, 0.75%, 10/31/17	1,500,000	1,499,863
U.S. Treasury Notes, 1.875%, 10/31/17	2,400,000	2,453,218
U.S. Treasury Notes, 0.875%, 1/31/18	3,400,000	3,402,679
U.S. Treasury Notes, 1.00%, 2/15/18	2,300,000	2,307,068
U.S. Treasury Notes, 1.00%, 3/15/18	5,000,000	5,013,770
U.S. Treasury Notes, 0.75%, 4/15/18	1,200,000	1,195,289
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	912,347
U.S. Treasury Notes, 1.375%, 7/31/18	11,130,000	11,250,427
U.S. Treasury Notes, 1.375%, 9/30/18	2,500,000	2,525,847
U.S. Treasury Notes, 1.25%, 10/31/18	2,350,000	2,364,168
U.S. Treasury Notes, 1.25%, 11/30/18	3,100,000	3,116,650
U.S. Treasury Notes, 1.375%, 11/30/18	200,000	201,844
U.S. Treasury Notes, 1.625%, 7/31/19	2,800,000	2,834,051
U.S. Treasury Notes, 1.625%, 8/31/19	8,350,000	8,449,215
U.S. Treasury Notes, 1.50%, 10/31/19	5,650,000	5,681,521
U.S. Treasury Notes, 1.50%, 11/30/19	2,600,000	2,612,847
U.S. Treasury Notes, 1.625%, 12/31/19	950,000	958,727
U.S. Treasury Notes, 1.375%, 3/31/20	2,950,000	2,940,666
U.S. Treasury Notes, 1.375%, 4/30/20	1,500,000	1,494,386
U.S. Treasury Notes, 1.625%, 6/30/20	2,350,000	2,364,504
U.S. Treasury Notes, 2.00%, 10/31/21	4,950,000	5,017,676
U.S. Treasury Notes, 1.75%, 5/15/22	1,000,000	993,965
U.S. Treasury Notes, 1.875%, 5/31/22	2,000,000	2,003,034
U.S. Treasury Notes, 2.00%, 2/15/25	2,450,000	2,422,915
TOTAL U.S. TREASURY SECURITIES (Cost $100,684,041)		102,470,951
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 10.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.4%
FHLMC, VRN, 1.76%, 11/15/15	135,080	138,374
FHLMC, VRN, 1.84%, 11/15/15	410,447	421,363
FHLMC, VRN, 1.97%, 11/15/15	192,503	198,409
FHLMC, VRN, 1.98%, 11/15/15	294,657	303,800
FHLMC, VRN, 2.05%, 11/15/15	560,448	571,423
FHLMC, VRN, 2.32%, 11/15/15	737,099	747,226
FHLMC, VRN, 2.37%, 11/15/15	356,802	379,391
FHLMC, VRN, 2.43%, 11/15/15	159,486	170,074
FHLMC, VRN, 2.46%, 11/15/15	951,641	1,012,604

	Shares/ Principal Amount	Value
FHLMC, VRN, 2.53%, 11/15/15	$68,806	$72,805
FHLMC, VRN, 2.54%, 11/15/15	94,941	101,033
FHLMC, VRN, 2.63%, 11/15/15	92,702	98,589
FHLMC, VRN, 2.86%, 11/15/15	178,183	183,769
FHLMC, VRN, 2.97%, 11/15/15	356,110	377,699
FHLMC, VRN, 3.26%, 11/15/15	241,653	255,931
FHLMC, VRN, 3.74%, 11/15/15	157,142	164,469
FHLMC, VRN, 4.05%, 11/15/15	133,403	140,409
FHLMC, VRN, 4.21%, 11/15/15	386,485	406,076
FHLMC, VRN, 4.61%, 11/15/15	98,742	104,064
FHLMC, VRN, 5.13%, 11/15/15	36,685	38,712
FHLMC, VRN, 5.80%, 11/15/15	250,632	266,088
FHLMC, VRN, 5.95%, 11/15/15	198,895	210,914
FHLMC, VRN, 6.10%, 11/15/15	131,242	139,218
FNMA, VRN, 1.92%, 11/25/15	306,069	320,285
FNMA, VRN, 1.94%, 11/25/15	362,795	377,271
FNMA, VRN, 1.95%, 11/25/15	518,347	543,464
FNMA, VRN, 1.95%, 11/25/15	612,723	635,457
FNMA, VRN, 1.95%, 11/25/15	907,231	952,235
FNMA, VRN, 2.01%, 11/25/15	1,261,306	1,312,331
FNMA, VRN, 2.31%, 11/25/15	81,945	87,593
FNMA, VRN, 2.40%, 11/25/15	49,661	52,607
FNMA, VRN, 2.41%, 11/25/15	71,974	76,982
FNMA, VRN, 2.43%, 11/25/15	337,856	359,185
FNMA, VRN, 2.69%, 11/25/15	317,765	326,766
FNMA, VRN, 3.36%, 11/25/15	160,190	167,567
FNMA, VRN, 3.61%, 11/25/15	218,878	229,663
FNMA, VRN, 3.91%, 11/25/15	192,008	203,430
FNMA, VRN, 5.08%, 11/25/15	146,037	155,597
		12,302,873
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.1%
FHLMC, 4.50%, 1/1/19	141,726	146,688
FHLMC, 6.50%, 1/1/28	22,890	26,558
FHLMC, 5.50%, 12/1/33	191,310	216,288
FHLMC, 5.00%, 7/1/35	1,652,993	1,829,774
FHLMC, 5.50%, 1/1/38	181,734	202,450
FHLMC, 6.00%, 8/1/38	73,236	83,373
FHLMC, 6.50%, 7/1/47	7,231	8,000
FNMA, 3.00%, 11/12/15(6)	1,750,000	1,768,730
FNMA, 3.50%, 11/12/15(6)	8,000,000	8,326,375
FNMA, 4.00%, 11/12/15(6)	5,450,000	5,801,695
FNMA, 4.50%, 11/12/15(6)	1,705,000	1,847,461
FNMA, 4.50%, 5/1/19	51,181	53,373
FNMA, 4.50%, 5/1/19	134,502	139,812
FNMA, 5.00%, 9/1/20	307,165	327,750
FNMA, 2.625%, 9/6/24	590,000	604,712

	Shares/ Principal Amount	Value
FNMA, 6.50%, 1/1/28	$17,896	$20,468
FNMA, 6.50%, 1/1/29	31,001	35,959
FNMA, 7.50%, 7/1/29	85,337	97,660
FNMA, 7.50%, 9/1/30	17,945	21,625
FNMA, 6.625%, 11/15/30	2,290,000	3,300,412
FNMA, 5.00%, 7/1/31	982,881	1,087,543
FNMA, 6.50%, 9/1/31	23,440	26,812
FNMA, 7.00%, 9/1/31	9,628	10,812
FNMA, 6.50%, 1/1/32	30,182	34,529
FNMA, 6.50%, 8/1/32	33,732	39,444
FNMA, 5.50%, 6/1/33	98,111	110,674
FNMA, 5.50%, 7/1/33	178,828	201,481
FNMA, 5.50%, 8/1/33	300,252	335,963
FNMA, 5.50%, 9/1/33	197,549	225,067
FNMA, 5.00%, 11/1/33	593,758	657,712
FNMA, 5.00%, 4/1/35	810,499	894,987
FNMA, 4.50%, 9/1/35	387,184	420,994
FNMA, 5.00%, 2/1/36	535,428	590,454
FNMA, 5.50%, 4/1/36	202,090	227,340
FNMA, 5.50%, 5/1/36	388,799	437,159
FNMA, 5.00%, 11/1/36	1,388,330	1,530,816
FNMA, 5.50%, 2/1/37	99,391	111,405
FNMA, 6.00%, 7/1/37	677,337	767,546
FNMA, 6.50%, 8/1/37	163,839	183,241
FNMA, 5.50%, 7/1/39	651,650	732,666
FNMA, 5.00%, 4/1/40	1,469,540	1,622,716
FNMA, 5.00%, 6/1/40	1,293,441	1,429,235
FNMA, 4.50%, 8/1/40	1,889,930	2,053,105
FNMA, 4.50%, 9/1/40	3,284,329	3,593,770
FNMA, 3.50%, 1/1/41	1,801,504	1,879,806
FNMA, 4.00%, 1/1/41	1,439,870	1,556,791
FNMA, 4.50%, 1/1/41	1,289,612	1,418,960
FNMA, 4.00%, 5/1/41	1,764,125	1,883,189
FNMA, 4.50%, 7/1/41	595,408	651,612
FNMA, 4.50%, 9/1/41	665,019	722,996
FNMA, 4.50%, 9/1/41	2,643,157	2,873,781
FNMA, 4.00%, 12/1/41	1,529,554	1,646,341
FNMA, 4.00%, 1/1/42	918,996	981,623
FNMA, 4.00%, 1/1/42	1,286,901	1,373,912
FNMA, 4.00%, 3/1/42	1,148,520	1,226,815
FNMA, 3.50%, 5/1/42	2,410,421	2,516,761
FNMA, 3.50%, 6/1/42	770,454	806,810
FNMA, 3.00%, 11/1/42	1,842,500	1,869,093
FNMA, 6.50%, 8/1/47	23,303	25,910
FNMA, 6.50%, 8/1/47	42,662	47,453
FNMA, 6.50%, 9/1/47	43,556	48,478

	Shares/ Principal Amount	Value
FNMA, 6.50%, 9/1/47	$2,406	$2,678
FNMA, 6.50%, 9/1/47	16,358	18,203
FNMA, 6.50%, 9/1/47	23,778	26,469
FNMA, 6.50%, 9/1/47	6,349	7,063
GNMA, 3.50%, 11/19/15(6)	3,300,000	3,457,974
GNMA, 4.00%, 11/19/15(6)	2,000,000	2,128,516
GNMA, 7.00%, 4/20/26	56,258	66,403
GNMA, 7.50%, 8/15/26	32,856	39,528
GNMA, 7.00%, 2/15/28	11,709	11,872
GNMA, 7.50%, 2/15/28	14,632	14,931
GNMA, 7.00%, 12/15/28	20,807	21,640
GNMA, 7.00%, 5/15/31	62,897	74,816
GNMA, 5.50%, 11/15/32	236,359	270,330
GNMA, 4.50%, 5/20/41	784,949	855,163
GNMA, 4.50%, 6/15/41	709,230	781,477
GNMA, 4.00%, 12/15/41	1,265,730	1,349,362
GNMA, 3.50%, 6/20/42	1,512,374	1,589,823
GNMA, 3.50%, 7/20/42	738,758	776,590
GNMA, 4.50%, 11/20/43	1,115,891	1,203,536
		76,411,339
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $86,935,158)		88,714,212
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 2.0%
Private Sponsor Collateralized Mortgage Obligations — 1.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	30,858	32,402
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.55%, 11/1/15	392,461	392,728
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	338,093	266,298
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 11/1/15	243,582	243,201
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	30,385	30,376
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.86%, 11/1/15	372,703	372,689
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	135,083	141,072
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.27%, 11/1/15	721,237	717,322
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.03%, 11/1/15	971,694	958,861
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 11/1/15	155,347	153,788
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.42%, 11/1/15	324,570	327,141
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	9,826	9,695
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.52%, 11/1/15	212,110	209,466
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.35%, 11/1/15	666,206	660,016

	Shares/ Principal Amount	Value
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 11/1/15	$118,404	$113,808
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.30%, 11/1/15	263,897	257,443
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.69%, 11/1/15	253,492	252,525
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.66%, 11/1/15	409,476	406,900
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.72%, 11/1/15	387,065	394,966
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.81%, 11/1/15	640,770	647,572
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.48%, 11/1/15	120,759	119,604
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 11/1/15	82,755	82,527
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.98%, 11/1/15	411,908	415,387
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 11/1/15(2)	163,354	163,687
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.77%, 11/1/15	561,182	576,230
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	72,178	74,487
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.21%, 11/25/15	298,024	294,325
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.47%, 11/1/15	416,663	409,859
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.43%, 11/1/15	51,413	51,342
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/15	86,074	86,552
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	245,988	253,927
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.45%, 11/1/15	277,617	278,186
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.42%, 11/1/15	255,754	256,306
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.94%, 11/25/15	1,042,109	977,893
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 11/1/15	715,427	712,155
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	76,206	78,710
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.74%, 11/1/15	107,863	108,981
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.73%, 11/1/15	212,681	218,533
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.63%, 11/1/15	220,150	220,641
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	140,017	142,946
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	190,645	194,921
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	350,986	369,456

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.70%, 11/1/15	$696,110	$713,285
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.70%, 11/1/15	71,235	73,421
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.70%, 11/1/15	474,902	484,936
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 11/1/15	124,454	123,285
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.69%, 11/1/15	140,501	143,426
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.70%, 11/1/15	380,026	383,809
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.62%, 11/1/15	105,580	107,006
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 11/1/15	406,395	407,649
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	177,628	181,682
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	223,286	231,482
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	116,788	120,318
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	125,634	129,940
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	78,806	81,544
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.26%, 11/1/15	113,812	113,211
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	315,702	333,951
		16,303,869
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	326,933	353,024
FHLMC, Series 77, Class H, 8.50%, 9/15/20	15,414	16,098
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	247,577	247,503
		616,625
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,993,869)		16,920,494
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 2.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	1,125,000	1,133,566
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.00%, 11/15/15(2)	825,000	823,009
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	625,000	624,523
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(2)	950,000	968,255
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.15%, 11/15/15(2)	1,344,314	1,337,850
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.00%, 11/15/15(2)	925,000	918,734
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	675,000	734,603
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 11/1/15	775,000	827,519

	Shares/ Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	$1,025,000	$1,087,029
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class B, VRN, 3.24%, 11/15/15(2)	400,000	392,989
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	750,000	760,091
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	1,150,000	1,157,555
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	325,000	329,052
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/15(2)	1,575,000	1,609,683
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/15	475,000	489,667
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	275,000	298,813
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	450,000	490,472
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.10%, 11/15/15(2)	925,000	920,464
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A SEQ, 3.35%, 7/13/29(2)	800,000	830,209
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 11/1/15(2)	725,000	735,817
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $16,302,928)		16,469,900
ASSET-BACKED SECURITIES(5) — 1.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	750,000	761,431
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(2)	800,000	803,508
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.56%, 11/16/15	775,000	774,386
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.70%, 11/16/15(2)	850,000	846,212
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.61%, 11/9/15(2)	769,831	767,710
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.09%, 11/23/15(2)	700,000	700,000
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	281,301	280,584
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	1,100,000	1,096,778
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.37%, 11/16/15	346,232	345,972
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.60%, 11/10/15(2)	856,785	854,282
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	191,141	191,640
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,011,652	999,487
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.20%, 11/17/15(2)	475,000	465,212
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.65%, 11/17/15(2)	613,123	608,155

	Shares/ Principal Amount	Value
John Deere Owner Trust, Series 2014-A, Class A2 SEQ, 0.45%, 9/15/16	$262,051	$262,020
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	629,029	628,121
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	538,581	537,548
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	670,667	674,427
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	543,909	542,079
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.53%, 11/16/15	850,000	850,158
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	159,299	161,888
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(2)	675,000	674,874
TOTAL ASSET-BACKED SECURITIES (Cost $13,858,214)		13,826,472
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.6%
Brazil — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19	320,000	341,920
Brazilian Government International Bond, 4.875%, 1/22/21	20,000	19,720
Brazilian Government International Bond, 2.625%, 1/5/23	260,000	215,410
		577,050
Canada†
Province of Ontario Canada, 1.00%, 7/22/16	150,000	150,442
Chile†
Chile Government International Bond, 3.25%, 9/14/21	100,000	104,750
Chile Government International Bond, 3.625%, 10/30/42	100,000	88,500
		193,250
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	319,765
Colombia Government International Bond, 6.125%, 1/18/41	100,000	103,250
		423,015
Italy†
Italy Government International Bond, 6.875%, 9/27/23	220,000	277,022
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19	420,000	472,815
Mexico Government International Bond, 5.125%, 1/15/20	330,000	365,145
Mexico Government International Bond, 4.00%, 10/2/23	100,000	103,450
Mexico Government International Bond, 6.05%, 1/11/40	50,000	56,687
Mexico Government International Bond, MTN, 4.75%, 3/8/44	400,000	381,000
		1,379,097
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37	70,000	84,875
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	184,450
		269,325
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	327,867
Philippine Government International Bond, 6.375%, 10/23/34	150,000	201,780
		529,647

	Shares/ Principal Amount	Value
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21	$140,000	$158,772
Poland Government International Bond, 3.00%, 3/17/23	140,000	141,688
		300,460
South Africa†
South Africa Government International Bond, 4.67%, 1/17/24	110,000	111,375
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16	130,000	130,991
Turkey†
Turkey Government International Bond, 3.25%, 3/23/23	300,000	279,513
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	120,000	98,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $4,599,445)		4,719,587
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	195,000	258,488
California GO, (Building Bonds), 7.55%, 4/1/39	100,000	148,252
California GO, (Building Bonds), 7.30%, 10/1/39	290,000	411,841
California GO, (Building Bonds), 7.60%, 11/1/40	80,000	120,040
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	245,000	226,500
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	100,000	130,665
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	60,000	72,541
Metropolitan Transportation Authority Rev., Series 2010 C-1, (Building Bonds), 6.69%, 11/15/40	105,000	137,954
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	60,000	79,571
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	130,000	154,084
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	200,000	281,710
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	95,000	129,817
New York GO, Series 2010 F-1, (Building Bonds), 6.27%, 12/1/37	95,000	121,618
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	110,000	124,465
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	89,151
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	53,317
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	245,000	236,734
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	205,000	241,431
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	210,000	258,428
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	111,087
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	105,000	127,685

	Shares/ Principal Amount	Value
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	$65,000	$91,520
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	120,000	145,832
Texas GO, (Building Bonds), 5.52%, 4/1/39	50,000	63,131
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	23,767
TOTAL MUNICIPAL SECURITIES (Cost $3,314,444)		3,839,629
TEMPORARY CASH INVESTMENTS — 1.1%
SSgA U.S. Government Money Market Fund, Class N	5,138,316	5,138,316
State Street Institutional Liquid Reserves Fund, Premier Class	3,792,279	3,792,279
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,930,595)		8,930,595
TOTAL INVESTMENT SECURITIES — 102.5% (Cost $789,568,088)		864,448,049
OTHER ASSETS AND LIABILITIES — (2.5)%		(21,009,096)
TOTAL NET ASSETS — 100.0%		$843,438,953

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors. The aggregate value of these securities at the period end was $31,839,697, which represented 3.8% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	The rate indicated is the yield to maturity at purchase.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.
See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $789,568,088)	$864,448,049
Cash	52,170
Receivable for investments sold	27,657,744
Receivable for capital shares sold	137,307
Dividends and interest receivable	2,777,428
895,072,698

Liabilities
Payable for investments purchased	50,465,626
Payable for capital shares redeemed	540,028
Accrued management fees	628,091
51,633,745

Net Assets	$843,438,953

Net Assets Consist of:
Capital (par value and paid-in surplus)	$733,879,570
Undistributed net investment income	1,494,993
Undistributed net realized gain	33,184,429
Net unrealized appreciation	74,879,961
$843,438,953

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$789,209,015	44,063,520	$17.91
Institutional Class, $0.01 Par Value	$54,229,938	3,026,036	$17.92

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,748)	$11,292,184
Interest	9,023,323
20,315,507

Expenses:
Management fees	7,760,601
Directors' fees and expenses	29,034
Other expenses	228
7,789,863

Net investment income (loss)	12,525,644

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	36,663,061
Futures contract transactions	32,609
36,695,670

Change in net unrealized appreciation (depreciation) on investments	(40,507,302)

Net realized and unrealized gain (loss)	(3,811,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,714,012

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$12,525,644	$11,199,202
Net realized gain (loss)	36,695,670	62,541,609
Change in net unrealized appreciation (depreciation)	(40,507,302)	9,796,675
Net increase (decrease) in net assets resulting from operations	8,714,012	83,537,486

Distributions to Shareholders
From net investment income:
Investor Class	(12,448,959)	(11,400,287)
Institutional Class	(874,926)	(817,811)
From net realized gains:
Investor Class	(57,795,802)	(54,390,743)
Institutional Class	(3,452,739)	(3,584,868)
Decrease in net assets from distributions	(74,572,426)	(70,193,709)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	44,652,515	82,774,430

Net increase (decrease) in net assets	(21,205,899)	96,118,207

Net Assets
Beginning of period	864,644,852	768,526,645
End of period	$843,438,953	$864,644,852

Undistributed net investment income	$1,494,993	$1,319,897

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The annual management fee schedule ranges from 0.600% to 0.700% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2015 totaled $818,846,383, of which $305,163,155 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 totaled $819,775,148, of which $306,400,710 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		250,000,000
Sold	4,908,713	$90,458,642	6,263,780	$117,386,844
Issued in reinvestment of distributions	3,820,611	68,651,270	3,565,008	64,242,576
Redeemed	(6,753,372)	(123,350,081)	(5,340,834)	(100,173,536)
	1,975,952	35,759,831	4,487,954	81,455,884
Institutional Class/Shares Authorized	20,000,000		15,000,000
Sold	776,376	14,093,875	504,596	9,504,663
Issued in reinvestment of distributions	240,729	4,327,665	244,093	4,402,679
Redeemed	(518,681)	(9,528,856)	(669,392)	(12,588,796)
	498,424	8,892,684	79,297	1,318,546
Net increase (decrease)	2,474,376	$44,652,515	4,567,251	$82,774,430

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$503,702,683	—	—
Corporate Bonds	—	$104,853,526	—
U.S. Treasury Securities	—	102,470,951	—
U.S. Government Agency Mortgage-Backed Securities	—	88,714,212	—
Collateralized Mortgage Obligations	—	16,920,494	—
Commercial Mortgage-Backed Securities	—	16,469,900	—
Asset-Backed Securities	—	13,826,472	—
Sovereign Governments and Agencies	—	4,719,587	—
Municipal Securities	—	3,839,629	—
Temporary Cash Investments	8,930,595	—	—
	$512,633,278	$351,814,771	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in interest rate risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $32,609 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$29,626,086	$36,593,314
Long-term capital gains	$44,946,340	$33,600,395

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$792,130,849
Gross tax appreciation of investments	$90,485,225
Gross tax depreciation of investments	(18,168,025)
Net tax appreciation (depreciation) of investments	$72,317,200
Other book-to-tax adjustments	$(81,278)
Undistributed ordinary income	$1,494,993
Accumulated long-term gains	$35,828,468

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$19.38	0.26	(0.08)	0.18	(0.28)	(1.37)	(1.65)	$17.91	0.98%	0.90%	1.43%	94%	$789,209
2014	$19.19	0.25	1.66	1.91	(0.28)	(1.44)	(1.72)	$19.38	10.76%	0.90%	1.36%	64%	$815,636
2013	$17.41	0.30	2.25	2.55	(0.31)	(0.46)	(0.77)	$19.19	15.21%	0.90%	1.64%	81%	$721,523
2012	$15.96	0.29	1.47	1.76	(0.31)	—	(0.31)	$17.41	11.12%	0.90%	1.75%	82%	$609,476
2011	$15.02	0.29	0.94	1.23	(0.29)	—	(0.29)	$15.96	8.26%	0.90%	1.84%	87%	$511,829
Institutional Class
2015	$19.39	0.30	(0.09)	0.21	(0.31)	(1.37)	(1.68)	$17.92	1.19%	0.70%	1.63%	94%	$54,230
2014	$19.20	0.29	1.65	1.94	(0.31)	(1.44)	(1.75)	$19.39	10.98%	0.70%	1.56%	64%	$49,009
2013	$17.41	0.32	2.28	2.60	(0.35)	(0.46)	(0.81)	$19.20	15.49%	0.70%	1.84%	81%	$47,004
2012	$15.96	0.32	1.47	1.79	(0.34)	—	(0.34)	$17.41	11.34%	0.70%	1.95%	82%	$19,667
2011	$15.02	0.32	0.94	1.26	(0.32)	—	(0.32)	$15.96	8.48%	0.70%	2.04%	87%	$9,736

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $10,183,502, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,328,885 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $44,946,340, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87633 1512

ANNUAL REPORT	OCTOBER 31, 2015

Capital Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACTIX	0.61%(1)	12.72%(1)	5.60%(1)	6.04%(1)	3/31/99
Russell 1000 Value Index	—	0.53%	13.25%	6.75%	6.16%	—
Institutional Class	ACPIX	0.72%(1)	12.92%(1)	5.81%(1)	6.04%(1)	3/1/02
A Class(2)	ACCVX					5/14/03
No sales charge*		0.34%(1)	12.43%(1)	5.33%(1)	7.09%(1)
With sales charge*		-5.43%(1)	11.10%(1)	4.70%(1)	6.58%(1)
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $17,257*

Russell 1000 Value Index — $19,224

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 0.61%* for the 12 months ended October 31, 2015. By comparison, its benchmark, the Russell 1000 Value Index, returned 0.53%. The fund’s return reflects operating expenses, while the index’s returns do not.

The reporting period was marked by significant declines in oil and natural gas prices, sparked by concerns about oversupply and decreasing demand, particularly from China and other emerging markets. As a result, consumers were left with more discretionary income and energy stocks were broadly weakened throughout much of the period. The beginning and end of the period saw increased market volatility, particularly in the third quarter of 2015, as U.S. markets experienced the first correction since 2011 amid concerns over slowing growth in China and uncertainty around the U.S. Federal Reserve’s (Fed’s) exit strategy for stimulative monetary policies implemented during the 2008 financial crisis. The Fed’s highly anticipated raising of interest rates has yet to materialize, as inflation has remained below target levels, but economic growth and recovery in the U.S. has continued at a moderate pace. During the second half of the period, certain defensive segments such as utilities and real estate investments trusts (REITs) outperformed as interest rates declined. In this environment, large-cap stocks outperformed small- and mid-cap stocks, and growth stocks outperformed value stocks.

Capital Value performed roughly in line with its benchmark. The portfolio benefited from investments in the consumer staples, materials, utilities, and industrials sectors. Positions in the health care, financials, and information technology sectors detracted from relative performance.

Consumer Staples Boosted Results

In the consumer staples sector, stock selection added value to relative results, especially among food and staples retailing companies, though an overweight position in the segment partially offset some of the relative gain. Lack of exposure to Wal-Mart was helpful as the company’s stock dipped in the second quarter on disappointing earnings per share results and narrower operating margins. The company subsequently provided 2017 fiscal year guidance that was below consensus. A portfolio-only position in The Kroger Co. was among the portfolio’s top five contributors.

Information Technology Sector Source of Top Contributor

While the portfolio’s holdings in the information technology sector detracted on a relative basis, the sector was also the source of the portfolio’s top contributor, interactive entertainment software company Electronic Arts, Inc. The company has outperformed in 2015 and fiscal first quarter results were better than expected. Revenues and margins have exceeded estimates, game sales have been good and the company shifted its revenue mix toward higher margin digital sales. We believe the company’s outlook remains favorable, with a strong slate of upcoming releases and continued improvement in margins.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Conversely, the sector was also the source of the portfolio’s top detractor. In the semiconductors and semiconductor equipment industry, the portfolio’s overweight position in Applied Materials, Inc. dampened relative performance. Recently, the semiconductor equipment segment underperformed in general due to concerns about reduced equipment demand as customer capital expenditures will be lower for 2015 than previously anticipated. There is also increasing uncertainty on both foundry and memory consumer spending in future years.

Consumer Discretionary Positioning Added Value

The portfolio benefited from an overweight position in consumer discretionary stocks. Security selection in the specialty retail industry boosted relative results, due to a portfolio-only position in Lowe’s Cos., Inc. The home improvement chain benefited from strong sales in the home improvement space as the housing market continued to pick up.

Health Care Dampened Results

Security selection in the health care sector weighed on relative returns, especially in the pharmaceuticals industry. However, the sector was also the source of one of the portfolio’s top contributors, Aetna. Several managed care companies surged late in June after a U.S. Supreme Court ruling that upheld subsidies for federal exchanges.

Industrials Contributed Positively Overall

Stock selection in the industrials sector added significantly to relative performance, most notably among machinery companies. However, an underweight position in industrial conglomerate General Electric Co. was among top detractors for the period. The company announced it would sell off finance businesses from GE Capital, including its real estate, commercial lending and leasing, and consumer finance businesses. The remaining finance businesses will directly support the company’s industrial businesses.

Energy Slowed Performance

Falling oil and gas prices have had a broad dampening effect on the energy sector. Several energy names were among the portfolio’s top detractors, including portfolio-only positions in Imperial Oil Ltd. and Total SA, and overweight positions in Halliburton Co. and Chevron Corp.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. The Russell benchmarks were reconfigured at the end of June, altering some of the portfolio’s relative weightings. As of October 31, 2015, Capital Value is broadly diversified, with the greatest overweight positions in the consumer discretionary and health care sectors. Our valuation work is also directing us toward smaller relative weightings in utilities, telecommunication services, and consumer staples.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.9%
Wells Fargo & Co.	3.5%
Total SA(1)	2.4%
Medtronic plc	2.4%
Johnson & Johnson	2.3%
Oracle Corp.	2.3%
Chevron Corp.	2.3%
Ingersoll-Rand plc	2.3%
Honeywell International, Inc.	2.2%
Merck & Co., Inc.	2.2%
(1)Includes shares traded on all exchanges.

Top Five Industries	% of net assets
Banks	14.7%
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	6.6%
Insurance	6.3%
Capital Markets	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$970.00	$4.97	1.00%
Investor Class (before waiver)	$1,000	$970.00(2)	$5.46	1.10%
Institutional Class (after waiver)	$1,000	$970.10	$3.97	0.80%
Institutional Class (before waiver)	$1,000	$970.10(2)	$4.47	0.90%
A Class (after waiver)	$1,000	$967.80	$6.20	1.25%
A Class (before waiver)	$1,000	$967.80(2)	$6.70	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Investor Class (before waiver)	$1,000	$1,019.66	$5.60	1.10%
Institutional Class (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Institutional Class (before waiver)	$1,000	$1,020.67	$4.58	0.90%
A Class (after waiver)	$1,000	$1,018.90	$6.36	1.25%
A Class (before waiver)	$1,000	$1,018.40	$6.87	1.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 4.8%
Honeywell International, Inc.	32,110	$3,316,321
Huntington Ingalls Industries, Inc.	6,340	760,419
Precision Castparts Corp.	5,030	1,160,974
Raytheon Co.	15,730	1,846,702
United Technologies Corp.	1,370	134,822
		7,219,238
Auto Components — 1.7%
BorgWarner, Inc.	14,030	600,765
Delphi Automotive plc	23,410	1,947,478
		2,548,243
Automobiles — 1.3%
Ford Motor Co.	89,930	1,331,863
Harley-Davidson, Inc.	12,140	600,323
		1,932,186
Banks — 14.7%
Bank of America Corp.	187,200	3,141,216
Citigroup, Inc.	21,150	1,124,546
JPMorgan Chase & Co.	91,210	5,860,242
KeyCorp	101,560	1,261,375
PNC Financial Services Group, Inc. (The)	27,920	2,520,059
U.S. Bancorp	71,470	3,014,605
Wells Fargo & Co.	98,530	5,334,414
		22,256,457
Biotechnology — 1.3%
Amgen, Inc.	9,560	1,512,201
Gilead Sciences, Inc.	3,950	427,113
		1,939,314
Building Products — 0.7%
Masco Corp.	35,950	1,042,550
Capital Markets — 5.0%
Ameriprise Financial, Inc.	14,760	1,702,714
BlackRock, Inc.	4,250	1,495,873
Goldman Sachs Group, Inc. (The)	11,380	2,133,750
Invesco Ltd.	50,830	1,686,031
Morgan Stanley	16,690	550,269
		7,568,637
Chemicals — 1.6%
Dow Chemical Co. (The)	27,870	1,440,043
LyondellBasell Industries NV, Class A	10,050	933,745
		2,373,788

10

	Shares	Value
Communications Equipment — 2.0%
Cisco Systems, Inc.	105,070	$3,031,270
Consumer Finance — 1.9%
Capital One Financial Corp.	25,580	2,018,262
Discover Financial Services	16,590	932,690
		2,950,952
Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(1)	13,830	1,881,157
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	27,210	911,807
Electric Utilities — 2.4%
PPL Corp.	44,170	1,519,448
Westar Energy, Inc.	23,360	927,392
Xcel Energy, Inc.	31,310	1,115,575
		3,562,415
Electrical Equipment — 1.7%
Eaton Corp. plc	45,830	2,562,355
Energy Equipment and Services — 2.3%
Baker Hughes, Inc.	18,990	1,000,393
Halliburton Co.	24,250	930,715
Oceaneering International, Inc.	15,180	637,864
Schlumberger Ltd.	10,890	851,162
		3,420,134
Food and Staples Retailing — 2.8%
CVS Health Corp.	26,550	2,622,609
Kroger Co. (The)	29,560	1,117,368
Sysco Corp.	12,970	535,013
		4,274,990
Food Products — 0.2%
Hershey Co. (The)	4,330	384,028
Health Care Equipment and Supplies — 4.0%
Abbott Laboratories	40,850	1,830,080
Medtronic plc	48,300	3,570,336
Zimmer Biomet Holdings, Inc.	6,430	672,385
		6,072,801
Health Care Providers and Services — 3.1%
Aetna, Inc.	13,290	1,525,426
Anthem, Inc.	10,560	1,469,424
HCA Holdings, Inc.(1)	15,250	1,049,048
Laboratory Corp. of America Holdings(1)	2,700	331,398
McKesson Corp.	1,820	325,416
		4,700,712
Hotels, Restaurants and Leisure — 0.5%
Marriott International, Inc., Class A	9,730	747,069
Household Durables — 1.3%
Whirlpool Corp.	11,850	1,897,659

11

	Shares	Value
Household Products — 0.6%
Procter & Gamble Co. (The)	12,720	$971,554
Industrial Conglomerates — 0.6%
General Electric Co.	33,940	981,545
Insurance — 6.3%
Allstate Corp. (The)	27,300	1,689,324
American International Group, Inc.	29,880	1,884,233
MetLife, Inc.	39,410	1,985,475
Principal Financial Group, Inc.	14,400	722,304
Prudential Financial, Inc.	18,800	1,551,000
Travelers Cos., Inc. (The)	15,110	1,705,768
		9,538,104
Machinery — 3.1%
Ingersoll-Rand plc	58,190	3,448,340
Stanley Black & Decker, Inc.	11,880	1,259,042
		4,707,382
Media — 3.4%
AMC Networks, Inc.(1)	6,920	511,319
Comcast Corp., Class A	25,370	1,588,669
Time Warner Cable, Inc.	4,400	833,360
Time Warner, Inc.	28,830	2,172,052
		5,105,400
Multiline Retail — 0.8%
Macy's, Inc.	24,840	1,266,343
Oil, Gas and Consumable Fuels — 10.5%
Apache Corp.	15,750	742,297
Chevron Corp.	37,990	3,452,531
Exxon Mobil Corp.	33,640	2,783,374
Imperial Oil Ltd.	58,290	1,939,582
Oasis Petroleum, Inc.(1)	44,890	522,071
Occidental Petroleum Corp.	20,090	1,497,509
Total SA	26,086	1,266,320
Total SA ADR	48,981	2,362,354
Valero Energy Corp.	19,160	1,263,027
		15,829,065
Paper and Forest Products — 0.4%
International Paper Co.	13,100	559,239
Pharmaceuticals — 6.6%
Allergan plc(1)	3,500	1,079,645
Johnson & Johnson	34,700	3,505,741
Merck & Co., Inc.	60,670	3,316,222
Pfizer, Inc.	60,590	2,049,154
		9,950,762
Real Estate Investment Trusts (REITs) — 0.6%
Brixmor Property Group, Inc.	34,760	890,551

12

	Shares	Value
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	132,070	$2,214,814
Microchip Technology, Inc.	29,660	1,432,281
NXP Semiconductors NV(1)	4,570	358,060
ON Semiconductor Corp.(1)	21,230	233,530
		4,238,685
Software — 4.7%
Electronic Arts, Inc.(1)	38,260	2,757,398
Microsoft Corp.	18,110	953,311
Oracle Corp.	89,430	3,473,461
		7,184,170
Specialty Retail — 1.6%
Lowe's Cos., Inc.	32,430	2,394,307
Technology Hardware, Storage and Peripherals — 0.7%
Western Digital Corp.	15,260	1,019,673
Tobacco — 1.8%
Altria Group, Inc.	21,300	1,288,011
Philip Morris International, Inc.	15,690	1,386,996
		2,675,007
TOTAL COMMON STOCKS (Cost $104,207,775)		150,589,549
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $306,884), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $300,914)		300,914
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $515,419), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $501,000)		501,000
State Street Institutional Liquid Reserves Fund, Premier Class	681	681
TOTAL TEMPORARY CASH INVESTMENTS (Cost $802,595)		802,595
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $105,010,370)		151,392,144
OTHER ASSETS AND LIABILITIES — (0.1)%		(119,322)
TOTAL NET ASSETS — 100.0%		$151,272,822

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,348,478	CAD	1,786,355	JPMorgan Chase Bank N.A.	11/30/15	$(17,410)
USD	2,727,229	EUR	2,468,907	UBS AG	11/30/15	11,385
						$(6,025)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $105,010,370)	$151,392,144
Cash	11,705
Foreign currency holdings, at value (cost of $5,237)	5,343
Receivable for capital shares sold	18,326
Unrealized appreciation on forward foreign currency exchange contracts	11,385
Dividends and interest receivable	185,757
151,624,660

Liabilities
Payable for investments purchased	143,014
Payable for capital shares redeemed	65,646
Unrealized depreciation on forward foreign currency exchange contracts	17,410
Accrued management fees	124,837
Distribution and service fees payable	931
351,838

Net Assets	$151,272,822

Net Assets Consist of:
Capital (par value and paid-in surplus)	$95,153,519
Undistributed net investment income	1,924,142
Undistributed net realized gain	7,819,328
Net unrealized appreciation	46,375,833
$151,272,822

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$143,697,696	15,883,521	$9.05
Institutional Class, $0.01 Par Value	$3,071,097	338,411	$9.08
A Class, $0.01 Par Value	$4,504,029	499,862	$9.01*
*Maximum offering price $9.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $31,192)	$3,581,191
Interest	176
3,581,367

Expenses:
Management fees	1,722,128
Distribution and service fees — A Class	11,075
Directors' fees and expenses	5,224
Other expenses	118
1,738,545
Fees waived	(157,098)
1,581,447

Net investment income (loss)	1,999,920

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,367,579
Foreign currency transactions	465,187
9,832,766

Change in net unrealized appreciation (depreciation) on:
Investments	(10,793,977)
Translation of assets and liabilities in foreign currencies	(30,791)
(10,824,768)

Net realized and unrealized gain (loss)	(992,002)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,007,918

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$1,999,920	$2,009,905
Net realized gain (loss)	9,832,766	10,829,207
Change in net unrealized appreciation (depreciation)	(10,824,768)	9,236,308
Net increase (decrease) in net assets resulting from operations	1,007,918	22,075,420

Distributions to Shareholders
From net investment income:
Investor Class	(2,061,009)	(1,920,651)
Institutional Class	(47,038)	(51,046)
A Class	(48,794)	(36,557)
From net realized gains:
Investor Class	(8,800,770)	—
Institutional Class	(175,620)	—
A Class	(254,043)	—
Decrease in net assets from distributions	(11,387,274)	(2,008,254)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,811,062	(6,554,884)

Net increase (decrease) in net assets	(7,568,294)	13,512,282

Net Assets
Beginning of period	158,841,116	145,328,834
End of period	$151,272,822	$158,841,116

Undistributed net investment income	$1,924,142	$1,704,334

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class and the A Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.100% for the Investor Class and A Class. The annual management fee ranges from 0.700% to 0.900% for the Institutional Class. During the year ended October 31, 2015, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue until February 28, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2015 was $149,692, $2,976 and $4,430 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2015 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2015 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $47,910,472 and $53,981,369, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,064,442	$9,812,362	1,267,771	$11,567,934
Issued in reinvestment of distributions	1,187,673	10,463,399	216,834	1,847,429
Redeemed	(1,990,525)	(18,394,474)	(2,174,796)	(19,739,614)
	261,590	1,881,287	(690,191)	(6,324,251)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	45,367	399,750	15,136	134,931
Issued in reinvestment of distributions	15,972	140,869	5,746	49,014
Redeemed	(32,895)	(288,560)	(96,090)	(873,186)
	28,444	252,059	(75,208)	(689,241)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	155,347	1,419,624	183,136	1,647,219
Issued in reinvestment of distributions	34,040	299,551	4,248	36,111
Redeemed	(114,102)	(1,041,459)	(134,836)	(1,224,722)
	75,285	677,716	52,548	458,608
Net increase (decrease)	365,319	$2,811,062	(712,851)	$(6,554,884)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$147,383,647	$3,205,902	—
Temporary Cash Investments	681	801,914	—
	$147,384,328	$4,007,816	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$11,385	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(17,410)	—

20

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,515,597.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $11,385 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $17,410 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $466,613 in net realized gain (loss) on foreign currency transactions and $(33,065) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$2,153,239	$2,008,254
Long-term capital gains	$9,234,035	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$106,122,111
Gross tax appreciation of investments	$47,906,235
Gross tax depreciation of investments	(2,636,202)
Net tax appreciation (depreciation) of investments	45,270,033
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	84
Net tax appreciation (depreciation)	$45,270,117
Undistributed ordinary income	$1,918,117
Accumulated long-term gains	$8,931,069

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.71	0.12	(0.08)	0.04	(0.13)	(0.57)	(0.70)	$9.05	0.61%	1.00%	1.10%	1.28%	1.18%	31%	$143,698
2014	$8.51	0.12	1.20	1.32	(0.12)	—	(0.12)	$9.71	15.68%	1.00%	1.10%	1.32%	1.22%	31%	$151,715
2013	$6.89	0.13	1.61	1.74	(0.12)	—	(0.12)	$8.51	25.67%	1.00%	1.10%	1.66%	1.56%	26%	$138,884
2012	$5.96	0.11	0.93	1.04	(0.11)	—	(0.11)	$6.89	17.80%	1.00%	1.10%	1.76%	1.66%	32%	$117,210
2011	$5.73	0.09	0.23	0.32	(0.09)	—	(0.09)	$5.96	5.67%	1.00%	1.10%	1.53%	1.43%	37%	$111,188
Institutional Class
2015	$9.74	0.14	(0.08)	0.06	(0.15)	(0.57)	(0.72)	$9.08	0.72%	0.80%	0.90%	1.48%	1.38%	31%	$3,071
2014	$8.54	0.14	1.20	1.34	(0.14)	—	(0.14)	$9.74	15.86%	0.80%	0.90%	1.52%	1.42%	31%	$3,019
2013	$6.90	0.15	1.62	1.77	(0.13)	—	(0.13)	$8.54	26.00%	0.80%	0.90%	1.86%	1.76%	26%	$3,289
2012	$5.97	0.12	0.93	1.05	(0.12)	—	(0.12)	$6.90	18.00%	0.80%	0.90%	1.96%	1.86%	32%	$3,943
2011	$5.74	0.10	0.24	0.34	(0.11)	—	(0.11)	$5.97	5.87%	0.80%	0.90%	1.73%	1.63%	37%	$3,618

22

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$9.67	0.09	(0.07)	0.02	(0.11)	(0.57)	(0.68)	$9.01	0.34%	1.25%	1.35%	1.03%	0.93%	31%	$4,504
2014	$8.48	0.10	1.19	1.29	(0.10)	—	(0.10)	$9.67	15.32%	1.25%	1.35%	1.07%	0.97%	31%	$4,107
2013	$6.87	0.11	1.62	1.73	(0.12)	—	(0.12)	$8.48	25.51%	1.25%	1.35%	1.41%	1.31%	26%	$3,155
2012	$5.95	0.10	0.92	1.02	(0.10)	—	(0.10)	$6.87	17.37%	1.25%	1.35%	1.51%	1.41%	32%	$2,796
2011	$5.72	0.08	0.23	0.31	(0.08)	—	(0.08)	$5.95	5.41%	1.25%	1.35%	1.28%	1.18%	37%	$3,326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

24

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and slightly below its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

29

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a reduction of the Fund's annual unified management fee of 0.10% (e.g., the Investor Class unified fee will be reduced from 1.10% to 1.00%) for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

31

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $2,153,239, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,234,035 or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87638 1512

ANNUAL REPORT	OCTOBER 31, 2015

Focused Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFSIX	6.41%	12.51%	7.43%	7.47%	2/28/05
Russell 1000 Growth Index	—	9.18%	15.29%	9.08%	8.85%	—
Institutional Class	AFGNX	6.51%	12.73%	—	6.70%	9/28/07
A Class	AFGAX					9/28/07
No sales charge*		6.11%	12.24%	—	6.23%
With sales charge*		-0.02%	10.92%	—	5.46%
C Class	AFGCX	5.28%	11.38%	—	5.43%	9/28/07
R Class	AFGRX	5.85%	11.96%	—	5.96%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $20,489

Russell 1000 Growth Index — $23,870

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Joe Reiland
Performance Summary
Focused Growth returned 6.41%* for the 12 months ended October 31, 2015, trailing the 9.18% return of the portfolio’s benchmark, the Russell 1000 Growth Index.
U.S. stock indices posted strong returns during the reporting period amid volatility and considerable variation within sector returns. Within the Russell 1000 Growth Index, consumer discretionary was the top-performing sector, gaining about 20%. Consumer staples and information technology also registered double-digit gains. Energy stocks continued to struggle with plunging commodity prices and fell nearly 31%. Utilities also declined sharply.
Focused Growth received positive contributions to absolute return from most sectors in which it was invested, led by consumer discretionary and information technology. Financials, energy and materials were negative contributors. Stock decisions in the consumer staples, financials, and consumer discretionary detracted from performance relative to the Russell 1000 Growth Index. Stock selection in health care and energy aided relative results.
Consumer Staples and Financials Were Key Detractors
Stock selection in the consumer staples sector, especially in the food products industry, was a significant source of underperformance versus the benchmark. Baby formula maker Mead Johnson Nutrition was a significant detractor, dragged down by a difficult environment in Hong Kong. We think this is a transitory issue and continue to have a positive view of the underlying growth rate for the company.
In financials, stock choices hampered results, especially among capital markets firms. Asset manager Franklin Resources detracted on emerging markets weakness, which has reduced assets under management and fund flows. The holding was eliminated. Not owning real estate investment trusts detracted as the industry performed better than expected due to the Federal Reserve’s caution in raising interest rates.
Stock decisions in the consumer discretionary sector also weighed on relative performance. Not owning Starbucks was a major detractor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. Underweighting Amazon.com also hurt performance. The internet retailer reported strong revenue growth, aided by its Prime membership program.
Elsewhere, digital consumer review service Yelp detracted despite reporting positive results. The stock suffered along with other internet-related names as earnings multiples compressed and high-growth/high-volatility stocks struggled early in 2015. Yelp was eliminated. Other significant individual detractors included industrial equipment company Caterpillar, which struggled as investors worried about weak global growth, especially in China. Caterpillar was eliminated from the portfolio.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Health Care and Energy Aided Relative Results
Stock selection in the health care sector, especially within the biotechnology industry, was a top contributor to performance versus the benchmark, although an overweight allocation to the sector mitigated some of the gain. Biotech firm Incyte reported strong results and benefited from acquisition speculation. Underweighting biotech company Gilead Sciences also benefited performance. The stock declined as news late in the fiscal year focused on high prescription drug prices. Gilead is also feeling competitive pressure in its hepatitis C business.
Stock decisions and an underweight in energy benefited performance as both producers and equipment and services companies suffered as oil prices declined. Not owning energy equipment provider Schlumberger was the major contributor in the sector.
Other key contributors included video game maker Electronic Arts, which continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Online travel agent Expedia continued to report very strong results with hotel room nights, bookings, and revenue growth all better than expected in both the U.S. and globally. The company benefited from regulatory approval of its planned purchase of rival Orbitz, as well as from exiting its money-losing Chinese partnership.
Outlook
We understand that investors use the Focused Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift we believe provides our clients with the large-cap growth representation they seek.
In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. As of October 31, 2015, the health care and industrials sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in consumer staples, financials, and information technology.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	4.8%
Walt Disney Co. (The)	4.3%
Visa, Inc., Class A	4.2%
PepsiCo, Inc.	4.1%
Comcast Corp., Class A	3.8%
Boeing Co. (The)	3.8%
Oracle Corp.	3.3%
O'Reilly Automotive, Inc.	3.1%
Dow Chemical Co. (The)	3.1%
Lockheed Martin Corp.	3.1%

Top Five Industries	% of net assets
Software	10.1%
Media	8.4%
Biotechnology	7.6%
Internet Software and Services	7.3%
Aerospace and Defense	6.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Exchange-Traded Funds	0.7%
Total Equity Exposure	98.3%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15-10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,019.30	$5.04	0.99%
Institutional Class	$1,000	$1,020.10	$4.02	0.79%
A Class	$1,000	$1,017.80	$6.31	1.24%
C Class	$1,000	$1,013.50	$10.10	1.99%
R Class	$1,000	$1,016.30	$7.57	1.49%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
Institutional Class	$1,000	$1,021.22	$4.02	0.79%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 6.9%
Boeing Co. (The)	4,289	$635,072
Lockheed Martin Corp.	2,349	516,381
		1,151,453
Airlines — 2.9%
Alaska Air Group, Inc.	3,730	284,413
Delta Air Lines, Inc.	4,004	203,563
		487,976
Beverages — 4.1%
PepsiCo, Inc.	6,739	688,658
Biotechnology — 7.6%
Alexion Pharmaceuticals, Inc.(1)	1,996	351,296
Biogen, Inc.(1)	1,005	291,963
Gilead Sciences, Inc.	2,601	281,246
Incyte Corp.(1)	2,972	349,299
		1,273,804
Chemicals — 3.5%
Dow Chemical Co. (The)	9,994	516,390
Sherwin-Williams Co. (The)	269	71,777
		588,167
Communications Equipment — 1.1%
QUALCOMM, Inc.	3,046	180,993
Energy Equipment and Services — 1.4%
Halliburton Co.	5,855	224,715
Food Products — 2.3%
Mead Johnson Nutrition Co.	4,682	383,924
Health Care Equipment and Supplies — 2.6%
C.R. Bard, Inc.	2,318	431,959
Health Care Providers and Services — 4.1%
Cardinal Health, Inc.	5,119	420,782
Express Scripts Holding Co.(1)	3,114	268,987
		689,769
Hotels, Restaurants and Leisure — 1.6%
Las Vegas Sands Corp.	5,301	262,453
Insurance — 2.8%
American International Group, Inc.	7,436	468,914
Internet and Catalog Retail — 3.5%
Amazon.com, Inc.(1)	124	77,612
Expedia, Inc.	3,654	498,040
		575,652
Internet Software and Services — 7.3%
Alphabet, Inc., Class A(1)	1,097	808,917
Facebook, Inc., Class A(1)	4,031	411,041
		1,219,958

10

	Shares	Value
IT Services — 6.0%
Cognizant Technology Solutions Corp., Class A(1)	277	$18,866
Fiserv, Inc.(1)	2,956	285,284
Visa, Inc., Class A	9,008	698,841
		1,002,991
Machinery — 2.4%
Parker-Hannifin Corp.	2,255	236,099
WABCO Holdings, Inc.(1)	1,428	160,264
		396,363
Media — 8.4%
Comcast Corp., Class A	10,265	642,794
Sirius XM Holdings, Inc.(1)	9,918	40,465
Walt Disney Co. (The)	6,271	713,264
		1,396,523
Multiline Retail — 2.2%
Macy's, Inc.	7,081	360,989
Oil, Gas and Consumable Fuels — 0.1%
Concho Resources, Inc.(1)	189	21,907
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	1,512	121,656
Pharmaceuticals — 5.5%
Johnson & Johnson	2,462	248,736
Perrigo Co. plc	576	90,858
Pfizer, Inc.	5,856	198,050
Teva Pharmaceutical Industries Ltd. ADR	6,506	385,090
		922,734
Road and Rail — 1.8%
Union Pacific Corp.	3,303	295,123
Semiconductors and Semiconductor Equipment — 0.7%
Skyworks Solutions, Inc.	688	53,141
Xilinx, Inc.	1,454	69,240
		122,381
Software — 10.1%
Electronic Arts, Inc.(1)	6,732	485,175
Intuit, Inc.	4,829	470,489
Oracle Corp.	14,209	551,878
Splunk, Inc.(1)	3,293	184,935
		1,692,477
Specialty Retail — 3.7%
O'Reilly Automotive, Inc.(1)	1,875	517,987
Ross Stores, Inc.	1,345	68,030
TJX Cos., Inc. (The)	373	27,300
		613,317
Textiles, Apparel and Luxury Goods — 1.6%
Carter's, Inc.	2,960	269,005
Wireless Telecommunication Services — 2.7%
SBA Communications Corp., Class A(1)	3,758	447,277
TOTAL COMMON STOCKS (Cost $13,014,339)		16,291,138
EXCHANGE-TRADED FUNDS — 0.7%
iShares Russell 1000 Growth ETF (Cost $119,339)	1,223	123,633

11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $136,053), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $133,406)		$133,406
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $229,075), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $222,000)		222,000
State Street Institutional Liquid Reserves Fund, Premier Class	414	414
TOTAL TEMPORARY CASH INVESTMENTS (Cost $355,820)		355,820
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $13,489,498)		16,770,591
OTHER ASSETS AND LIABILITIES — (0.4)%		(73,904)
TOTAL NET ASSETS — 100.0%		$16,696,687

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $13,489,498)	$16,770,591
Cash	4,318
Receivable for investments sold	71,360
Receivable for capital shares sold	1,922
Dividends and interest receivable	557
16,848,748

Liabilities
Payable for investments purchased	138,167
Accrued management fees	13,479
Distribution and service fees payable	415
152,061

Net Assets	$16,696,687

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,707,728
Undistributed net investment income	28,332
Undistributed net realized gain	679,534
Net unrealized appreciation	3,281,093
$16,696,687

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$15,637,638	1,236,385	$12.65
Institutional Class, $0.01 Par Value	$42,279	3,339	$12.66
A Class, $0.01 Par Value	$583,288	46,282	$12.60*
C Class, $0.01 Par Value	$298,932	24,928	$11.99
R Class, $0.01 Par Value	$134,550	10,774	$12.49
*Maximum offering price $13.37 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,211)	$228,634
Interest	76
228,710

Expenses:
Management fees	168,343
Distribution and service fees:
A Class	1,652
C Class	3,680
R Class	616
Directors' fees and expenses	563
174,854

Net investment income (loss)	53,856

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	793,586
Change in net unrealized appreciation (depreciation) on investments	198,421

Net realized and unrealized gain (loss)	992,007

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,045,863
See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$53,856	$58,084
Net realized gain (loss)	793,586	3,833,059
Change in net unrealized appreciation (depreciation)	198,421	(1,675,354)
Net increase (decrease) in net assets resulting from operations	1,045,863	2,215,789

Distributions to Shareholders
From net investment income:
Investor Class	(58,116)	(64,380)
Institutional Class	(222)	(216)
A Class	(750)	(1,153)
From net realized gains:
Investor Class	(3,294,997)	(1,657,959)
Institutional Class	(8,120)	(3,744)
A Class	(137,956)	(75,832)
C Class	(80,522)	(48,564)
R Class	(24,279)	(11,461)
Decrease in net assets from distributions	(3,604,962)	(1,863,309)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,882,415	(613,458)

Net increase (decrease) in net assets	(676,684)	(260,978)

Net Assets
Beginning of period	17,373,371	17,634,349
End of period	$16,696,687	$17,373,371

Undistributed net investment income	$28,332	$41,472

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

16

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $10,130,493 and $11,792,714, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	130,836	$1,660,216	83,756	$1,199,614
Issued in reinvestment of distributions	280,501	3,295,886	126,729	1,704,510
Redeemed	(230,077)	(2,845,220)	(207,315)	(2,973,387)
	181,260	2,110,882	3,170	(69,263)
Institutional Class/Shares Authorized	20,000,000		10,000,000
Issued in reinvestment of distributions	711	8,342	295	3,960
A Class/Shares Authorized	15,000,000		10,000,000
Sold	10,274	128,143	31,298	441,244
Issued in reinvestment of distributions	11,513	135,042	5,575	74,867
Redeemed	(37,614)	(521,417)	(26,665)	(378,220)
	(15,827)	(258,232)	10,208	137,891
C Class/Shares Authorized	15,000,000		10,000,000
Sold	1,852	22,305	3,194	45,140
Issued in reinvestment of distributions	5,686	63,915	3,058	39,961
Redeemed	(8,610)	(99,638)	(10,239)	(139,779)
	(1,072)	(13,418)	(3,987)	(54,678)
R Class/Shares Authorized	15,000,000		10,000,000
Sold	1,038	12,798	436	6,356
Issued in reinvestment of distributions	2,084	24,279	856	11,461
Redeemed	(174)	(2,236)	(42,964)	(649,185)
	2,948	34,841	(41,672)	(631,368)
Net increase (decrease)	168,020	$1,882,415	(31,986)	$(613,458)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$16,291,138	—	—
Exchange-Traded Funds	123,633	—	—
Temporary Cash Investments	414	$355,406	—
	$16,415,185	$355,406	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$269,775	$65,749
Long-term capital gains	$3,335,187	$1,797,560

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$13,510,950
Gross tax appreciation of investments	$3,539,277
Gross tax depreciation of investments	(279,636)
Net tax appreciation (depreciation) of investments	$3,259,641
Undistributed ordinary income	$28,332
Accumulated long-term gains	$700,986

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$15.08	0.04	0.67	0.71	(0.05)	(3.09)	(3.14)	$12.65	6.41%	0.99%	0.35%	61%	$15,638
2014	$14.89	0.05	1.80	1.85	(0.06)	(1.60)	(1.66)	$15.08	13.75%	1.00%	0.38%	97%	$15,906
2013	$12.00	0.08	2.89	2.97	(0.08)	—	(0.08)	$14.89	24.93%	1.00%	0.64%	73%	$15,664
2012	$10.70	0.08	1.28	1.36	(0.06)	—	(0.06)	$12.00	12.78%	1.01%	0.70%	59%	$13,828
2011	$10.17	0.06	0.53	0.59	(0.06)	—	(0.06)	$10.70	5.76%	1.00%	0.54%	91%	$14,335
Institutional Class
2015	$15.10	0.07	0.66	0.73	(0.08)	(3.09)	(3.17)	$12.66	6.51%	0.79%	0.55%	61%	$42
2014	$14.91	0.08	1.80	1.88	(0.09)	(1.60)	(1.69)	$15.10	14.06%	0.80%	0.58%	97%	$40
2013	$12.01	0.11	2.88	2.99	(0.09)	—	(0.09)	$14.91	25.06%	0.80%	0.84%	73%	$35
2012	$10.70	0.10	1.29	1.39	(0.08)	—	(0.08)	$12.01	13.09%	0.81%	0.90%	59%	$28
2011	$10.17	0.08	0.53	0.61	(0.08)	—	(0.08)	$10.70	5.98%	0.80%	0.74%	91%	$25
A Class
2015	$15.03	0.02	0.66	0.68	(0.02)	(3.09)	(3.11)	$12.60	6.11%	1.24%	0.10%	61%	$583
2014	$14.84	0.02	1.79	1.81	(0.02)	(1.60)	(1.62)	$15.03	13.49%	1.25%	0.13%	97%	$933
2013	$11.99	0.05	2.88	2.93	(0.08)	—	(0.08)	$14.84	24.53%	1.25%	0.39%	73%	$770
2012	$10.68	0.05	1.29	1.34	(0.03)	—	(0.03)	$11.99	12.62%	1.26%	0.45%	59%	$1,376
2011	$10.15	0.04	0.52	0.56	(0.03)	—	(0.03)	$10.68	5.51%	1.25%	0.29%	91%	$1,040

21

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$14.52	(0.08)	0.64	0.56	—	(3.09)	(3.09)	$11.99	5.28%	1.99%	(0.65)%	61%	$299
2014	$14.47	(0.09)	1.74	1.65	—	(1.60)	(1.60)	$14.52	12.66%	2.00%	(0.62)%	97%	$378
2013	$11.75	(0.05)	2.82	2.77	(0.05)	—	(0.05)	$14.47	23.65%	2.00%	(0.36)%	73%	$434
2012	$10.52	(0.03)	1.26	1.23	—	—	—	$11.75	11.69%	2.01%	(0.30)%	59%	$311
2011	$10.05	(0.05)	0.52	0.47	—	—	—	$10.52	4.68%	2.00%	(0.46)%	91%	$346
R Class
2015	$14.93	(0.02)	0.67	0.65	—	(3.09)	(3.09)	$12.49	5.85%	1.49%	(0.15)%	61%	$135
2014	$14.77	0.02	1.74	1.76	—	(1.60)	(1.60)	$14.93	13.20%	1.50%	(0.12)%	97%	$117
2013	$11.95	0.02	2.87	2.89	(0.07)	—	(0.07)	$14.77	24.27%	1.50%	0.14%	73%	$731
2012	$10.65	0.02	1.29	1.31	(0.01)	—	(0.01)	$11.95	12.29%	1.51%	0.20%	59%	$558
2011	$10.12	0.01	0.52	0.53	—(3)	—	—(3)	$10.65	5.26%	1.50%	0.04%	91%	$480

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of

28

shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $227,238, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $210,787 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $3,413,059, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

The fund utilized earnings and profits of $83,120 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87637 1512

ANNUAL REPORT	OCTOBER 31, 2015

Fundamental Equity Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class	AFDAX					11/30/04
No sales charge*		3.21%	13.82%	8.62%	8.84%
With sales charge*		-2.75%	12.47%	7.98%	8.25%
S&P 500 Index	—	5.20%	14.32%	7.84%	7.59%	—
Investor Class	AFDIX	3.51%	14.10%	8.88%	8.81%	7/29/05
Institutional Class	AFEIX	3.66%	14.34%	9.09%	9.02%	7/29/05
C Class	AFDCX	2.42%	12.98%	7.79%	8.02%	11/30/04
R Class	AFDRX	3.01%	13.54%	8.33%	8.26%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005*
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
A Class — $21,551

S&P 500 Index — $21,288

* The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary
Fundamental Equity returned 3.51%* for the 12 months ended October 31, 2015, compared with the 5.20% return of the portfolio’s benchmark, the S&P 500 Index.
U.S. stock indices delivered positive returns during the reporting period amid volatility and considerable variation among sectors. Within the S&P 500 Index, consumer discretionary stocks posted the best total return, gaining nearly 21%. Information technology, consumer staples, and health care also performed well. Energy was the worst-performing sector, losing more than 19%. Materials, telecommunication services, and utilities also registered losses.
Fundamental Equity received positive contributions to absolute return from most sectors, led by information technology and consumer staples. Energy stocks were the most significant negative contributors. Stock decisions in the consumer discretionary and information technology sectors detracted most from performance relative to the S&P 500 Index. Stock selection in the consumer staples and financials sectors aided results versus the benchmark.
Consumer Discretionary and Information Technology Led Detractors
Stock selection in the consumer discretionary sector was a major source of underperformance relative to the S&P 500 Index, especially in the hotels, restaurants, and leisure and textile, apparel, and luxury goods industries. Underweighting internet and catalog retailers also hampered performance. Underweighting Amazon.com was a significant detractor as the online retailer reported strong revenue growth. Margins are improving through efficiency gains, and profitability from its cloud hosting services has been higher than expected. Not owning index component Starbucks also detracted as the coffee retailer posted solid results.
The information technology sector also hampered relative performance, largely due to stock choices. An overweight allocation to communication chipmaker QUALCOMM detracted as the company suffered from a competitive business environment, issues with royalty payments, and slower growth in China.
Other key individual detractors came from sectors and companies affected by falling energy prices and slowing global growth. Energy equipment and services firm National Oilwell Varco suffered as demand for its rigs and other services declined. The economic slowdown in emerging markets such as Brazil and China hurt engine maker Cummins and construction equipment maker Caterpillar. Falling oil prices also hurt road and rail company Union Pacific as investors worried about declining rail volumes.
Consumer Staples and Financials Holdings Aided Results
Stock decisions in the consumer staples sector contributed most to relative performance, driven by stock selection in the food and staples retailing industry and positioning in the household products industry. An overweight allocation to grocery chain Kroger was a key contributor. The company continued to report strong sales and profit growth, beating analyst expectations.
In financials, stock selection among insurers and banks aided results. American International Group was a top contributor, reporting better-than-expected earnings. The large insurer has also come under pressure from an outside investor to create shareholder value by breaking up the company.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Elsewhere, significant individual contributors included online travel agent Expedia, which continued to report very strong results with hotel room nights, bookings, and revenue growth all better than expected in both the U.S. and globally. The company benefited from regulatory approval of its planned purchase of rival Orbitz, as well as from exiting its money-losing Chinese partnership. Credit card company Visa was a significant contributor, reporting strong results that beat expectations. The company continues to benefit from the transition of consumer purchases from check to credit. In addition, the market is looking forward to the potential benefits from an acquisition of Visa Europe. Video game maker Electronic Arts was a top contributor. The company continued to execute, reporting strong results with improving operating margins driven by cost controls.
Outlook
Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. We use a quantitative model that combines fundamental measures of a stock's value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk.
As of October 31, 2015, the fund’s largest sector overweights were in information technology and health care. The key underweights were in consumer discretionary and telecommunication services. Regardless of market conditions, we will remain focused on our methodology of identifying attractively valued companies with growth characteristics.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	4.0%
Johnson & Johnson	3.0%
Alphabet, Inc.*	2.8%
Exxon Mobil Corp.	2.8%
JPMorgan Chase & Co.	2.7%
Pfizer, Inc.	2.6%
Citigroup, Inc.	2.3%
Visa, Inc., Class A	2.3%
Comcast Corp., Class A	2.2%
Home Depot, Inc. (The)	2.2%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Banks	7.6%
Pharmaceuticals	6.3%
Oil, Gas and Consumable Fuels	5.4%
Technology Hardware, Storage and Peripherals	5.4%
Internet Software and Services	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$997.70	$4.98	0.99%
Institutional Class	$1,000	$998.20	$3.98	0.79%
A Class	$1,000	$996.30	$6.24	1.24%
C Class	$1,000	$992.50	$9.99	1.99%
R Class	$1,000	$995.40	$7.49	1.49%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
Institutional Class	$1,000	$1,021.22	$4.02	0.79%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 3.8%
Boeing Co. (The)	16,981	$2,514,377
General Dynamics Corp.	17,775	2,641,009
Northrop Grumman Corp.	24,208	4,545,052
		9,700,438
Airlines — 1.7%
Delta Air Lines, Inc.	83,876	4,264,256
Southwest Airlines Co.	1,957	90,589
United Continental Holdings, Inc.(1)	1,513	91,249
		4,446,094
Automobiles — 0.4%
Ford Motor Co.	72,885	1,079,427
Banks — 7.6%
BancorpSouth, Inc.	8,917	222,301
Citigroup, Inc.	112,043	5,957,326
Fifth Third Bancorp	1,376	26,213
JPMorgan Chase & Co.	109,914	7,061,975
KeyCorp	19,017	236,191
M&T Bank Corp.	425	50,936
PacWest Bancorp	6,373	287,040
Wells Fargo & Co.	106,379	5,759,359
		19,601,341
Beverages — 2.2%
Coca-Cola Enterprises, Inc.	16,356	839,717
Dr Pepper Snapple Group, Inc.	17,278	1,544,135
PepsiCo, Inc.	31,517	3,220,722
		5,604,574
Biotechnology — 4.5%
AbbVie, Inc.	20,081	1,195,824
Amgen, Inc.	17,768	2,810,542
Biogen, Inc.(1)	11,088	3,221,175
Gilead Sciences, Inc.	37,918	4,100,073
Regeneron Pharmaceuticals, Inc.(1)	592	329,975
		11,657,589
Capital Markets — 1.5%
Ameriprise Financial, Inc.	12,115	1,397,586
BlackRock, Inc.	1,917	674,727
Franklin Resources, Inc.	12,480	508,685
Legg Mason, Inc.	26,020	1,164,395
		3,745,393
Chemicals — 1.8%
CF Industries Holdings, Inc.	15,536	788,763

10

	Shares	Value
Dow Chemical Co. (The)	11,360	$586,971
LyondellBasell Industries NV, Class A	16,199	1,505,049
PPG Industries, Inc.	730	76,110
Sherwin-Williams Co. (The)	6,469	1,726,123
		4,683,016
Commercial Services and Supplies — 0.3%
Deluxe Corp.	1,558	92,779
Tyco International plc	15,052	548,495
		641,274
Communications Equipment — 3.2%
ARRIS Group, Inc.(1)	9,313	263,185
Cisco Systems, Inc.	127,682	3,683,626
Harris Corp.	1,935	153,117
Motorola Solutions, Inc.	27,216	1,904,304
QUALCOMM, Inc.	36,701	2,180,773
		8,185,005
Construction and Engineering — 0.1%
Fluor Corp.	5,229	249,998
Diversified Consumer Services — 0.3%
H&R Block, Inc.	24,087	897,482
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	5,555	755,591
McGraw Hill Financial, Inc.	13,393	1,240,728
Moody's Corp.	5,218	501,763
		2,498,082
Diversified Telecommunication Services — 1.7%
AT&T, Inc.	51,730	1,733,472
CenturyLink, Inc.	46,599	1,314,558
Level 3 Communications, Inc.(1)	2,087	106,332
Verizon Communications, Inc.	28,302	1,326,798
		4,481,160
Electric Utilities — 1.0%
Duke Energy Corp.	1,115	79,689
Edison International	9,545	577,663
Entergy Corp.	15,584	1,062,205
Xcel Energy, Inc.	22,542	803,172
		2,522,729
Electrical Equipment†
Emerson Electric Co.	1,148	54,220
Electronic Equipment, Instruments and Components†
Dolby Laboratories, Inc., Class A	629	21,807
FLIR Systems, Inc.	1,529	40,779
		62,586
Energy Equipment and Services — 1.8%
Cameron International Corp.(1)	7,096	482,599
Diamond Offshore Drilling, Inc.	23,515	467,478
Halliburton Co.	22,417	860,364

11

	Shares	Value
Nabors Industries Ltd.	6,767	$67,941
National Oilwell Varco, Inc.	66,821	2,515,142
Schlumberger Ltd.	2,311	180,628
		4,574,152
Food and Staples Retailing — 3.5%
CVS Health Corp.	48,424	4,783,323
Kroger Co. (The)	88,465	3,343,977
Rite Aid Corp.(1)	19,788	155,929
SUPERVALU, Inc.(1)	49,463	324,972
Wal-Mart Stores, Inc.	9,521	544,982
		9,153,183
Food Products — 2.6%
Archer-Daniels-Midland Co.	11,836	540,432
Campbell Soup Co.	5,930	301,185
ConAgra Foods, Inc.	19,301	782,655
General Mills, Inc.	18,351	1,066,377
Pinnacle Foods, Inc.	23,041	1,015,647
Tyson Foods, Inc., Class A	70,042	3,107,063
		6,813,359
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	56,375	2,525,600
Boston Scientific Corp.(1)	21,983	401,849
C.R. Bard, Inc.	1,966	366,364
Edwards Lifesciences Corp.(1)	1,080	169,722
Hologic, Inc.(1)	3,197	124,236
Intuitive Surgical, Inc.(1)	302	149,973
ResMed, Inc.	365	21,028
		3,758,772
Health Care Providers and Services — 2.9%
Aetna, Inc.	10,965	1,258,563
AmerisourceBergen Corp.	22,137	2,136,442
Cigna Corp.	12,959	1,737,024
Express Scripts Holding Co.(1)	23,927	2,066,814
HCA Holdings, Inc.(1)	2,877	197,909
		7,396,752
Hotels, Restaurants and Leisure — 0.5%
Brinker International, Inc.	13,301	605,328
Carnival Corp.	3,424	185,170
Cheesecake Factory, Inc. (The)	2,917	140,599
Las Vegas Sands Corp.	5,366	265,671
Yum! Brands, Inc.	1,012	71,761
		1,268,529
Household Products — 0.3%
Kimberly-Clark Corp.	7,024	840,843
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	27,536	301,519
NRG Energy, Inc.	2,292	29,544
		331,063

12

	Shares	Value
Industrial Conglomerates — 1.1%
3M Co.	15,815	$2,486,276
General Electric Co.	8,647	250,071
		2,736,347
Insurance — 4.0%
American International Group, Inc.	73,045	4,606,218
MetLife, Inc.	27,103	1,365,449
Principal Financial Group, Inc.	1,368	68,619
Travelers Cos., Inc. (The)	38,155	4,307,318
		10,347,604
Internet and Catalog Retail — 1.1%
Amazon.com, Inc.(1)	185	115,792
Expedia, Inc.	18,951	2,583,021
Liberty Interactive Corp. QVC Group, Class A(1)	8,882	243,100
		2,941,913
Internet Software and Services — 4.7%
Alphabet, Inc., Class A(1)	5,952	4,388,945
Alphabet, Inc., Class C(1)	4,092	2,908,635
eBay, Inc.(1)	1,739	48,518
Facebook, Inc., Class A(1)	42,294	4,312,719
IAC/InterActiveCorp	2,762	185,082
VeriSign, Inc.(1)	2,679	215,927
Yelp, Inc.(1)	6,771	150,655
		12,210,481
IT Services — 3.7%
Alliance Data Systems Corp.(1)	4,522	1,344,436
Computer Sciences Corp.	5,138	342,139
International Business Machines Corp.	10,272	1,438,902
Visa, Inc., Class A	75,623	5,866,832
Western Union Co. (The)	27,910	537,268
Xerox Corp.	10,473	98,341
		9,627,918
Life Sciences Tools and Services — 0.1%
Agilent Technologies, Inc.	9,815	370,614
Machinery — 2.3%
Caterpillar, Inc.	31,933	2,330,790
Cummins, Inc.	24,703	2,557,007
Dover Corp.	12,479	804,022
Flowserve Corp.	3,206	148,630
Parker-Hannifin Corp.	1,758	184,063
		6,024,512
Media — 4.1%
Comcast Corp., Class A	92,828	5,812,889
DISH Network Corp., Class A(1)	2,865	180,409
Time Warner Cable, Inc.	1,509	285,805
Time Warner, Inc.	15,274	1,150,743
Viacom, Inc., Class B	33,213	1,637,733

13

	Shares	Value
Walt Disney Co. (The)	13,430	$1,527,528
		10,595,107
Multi-Utilities — 1.4%
Ameren Corp.	22,688	991,012
CenterPoint Energy, Inc.	5,582	103,546
DTE Energy Co.	6,508	530,988
PG&E Corp.	15,588	832,399
Public Service Enterprise Group, Inc.	29,487	1,217,518
		3,675,463
Multiline Retail — 1.9%
Big Lots, Inc.	10,342	476,766
Kohl's Corp.	7,976	367,853
Macy's, Inc.	23,092	1,177,230
Target Corp.	35,658	2,752,085
		4,773,934
Oil, Gas and Consumable Fuels — 5.4%
Apache Corp.	3,626	170,894
Chevron Corp.	2,260	205,389
Concho Resources, Inc.(1)	4,024	466,422
ConocoPhillips	23,034	1,228,864
EOG Resources, Inc.	6,774	581,548
Exxon Mobil Corp.	86,742	7,177,033
HollyFrontier Corp.	9,291	454,980
Murphy Oil Corp.	5,845	166,173
Occidental Petroleum Corp.	14,178	1,056,828
Valero Energy Corp.	37,146	2,448,664
		13,956,795
Paper and Forest Products — 0.6%
International Paper Co.	39,078	1,668,240
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	3,886	312,668
Pharmaceuticals — 6.3%
Eli Lilly & Co.	15,927	1,299,165
Johnson & Johnson	77,751	7,855,184
Merck & Co., Inc.	2,235	122,165
Mylan NV(1)	8,193	361,229
Pfizer, Inc.	195,614	6,615,666
		16,253,409
Professional Services — 0.1%
Equifax, Inc.	2,982	317,792
Real Estate Investment Trusts (REITs) — 1.7%
Annaly Capital Management, Inc.	20,835	207,308
AvalonBay Communities, Inc.	1,306	228,328
CBL & Associates Properties, Inc.	4,920	71,734
Crown Castle International Corp.	1,204	102,894
Digital Realty Trust, Inc.	1,430	105,763
Host Hotels & Resorts, Inc.	59,643	1,033,613

14

	Shares	Value
Iron Mountain, Inc.	2,524	$77,335
Macerich Co. (The)	583	49,403
ProLogis, Inc.	5,642	241,083
Public Storage	7,886	1,809,521
Simon Property Group, Inc.	1,645	331,402
Weyerhaeuser Co.	4,484	131,516
		4,389,900
Road and Rail — 0.6%
Ryder System, Inc.	2,737	196,462
Union Pacific Corp.	14,720	1,315,232
		1,511,694
Semiconductors and Semiconductor Equipment — 2.7%
Altera Corp.	3,445	181,035
First Solar, Inc.(1)	4,413	251,850
Intel Corp.	52,497	1,777,548
KLA-Tencor Corp.	15,688	1,052,979
Micron Technology, Inc.(1)	36,669	607,239
NVIDIA Corp.	27,051	767,437
Texas Instruments, Inc.	32,838	1,862,571
Xilinx, Inc.	10,236	487,438
		6,988,097
Software — 3.0%
CA, Inc.	1,602	44,391
Citrix Systems, Inc.(1)	771	63,299
Electronic Arts, Inc.(1)	22,893	1,649,899
Microsoft Corp.	32,137	1,691,692
MicroStrategy, Inc., Class A(1)	585	100,661
Oracle Corp.	56,851	2,208,093
Red Hat, Inc.(1)	5,879	465,088
salesforce.com, inc.(1)	657	51,055
Symantec Corp.	65,130	1,341,678
		7,615,856
Specialty Retail — 3.4%
Bed Bath & Beyond, Inc.(1)	1,094	65,235
Best Buy Co., Inc.	6,517	228,291
Gap, Inc. (The)	36,435	991,761
Home Depot, Inc. (The)	46,827	5,789,690
Lowe's Cos., Inc.	6,201	457,820
Pier 1 Imports, Inc.	3,438	25,510
Rent-A-Center, Inc.	2,042	37,552
Ross Stores, Inc.	1,848	93,472
TJX Cos., Inc. (The)	14,879	1,088,994
		8,778,325
Technology Hardware, Storage and Peripherals — 5.4%
Apple, Inc.	87,027	10,399,726
EMC Corp.	28,940	758,807
Hewlett Packard Enterprise Co.(1)(2)	95,266	1,402,316

15

	Shares	Value
Hewlett-Packard Co.	95,266	$1,155,577
NetApp, Inc.	1,614	54,876
Western Digital Corp.	2,325	155,356
		13,926,658
Textiles, Apparel and Luxury Goods — 0.4%
Coach, Inc.	2,895	90,324
Ralph Lauren Corp.	7,372	816,596
		906,920
Tobacco — 0.6%
Altria Group, Inc.	25,036	1,513,927
Trading Companies and Distributors†
W.W. Grainger, Inc.	287	60,270
TOTAL COMMON STOCKS (Cost $190,602,374)		255,751,505
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $889,863), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $872,551)		872,550
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $1,483,781), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $1,454,000)		1,454,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,326,550)		2,326,550
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $192,928,924)		258,078,055
OTHER ASSETS AND LIABILITIES — 0.1%		279,598
TOTAL NET ASSETS — 100.0%		$258,357,653

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $192,928,924)	$258,078,055
Cash	4,445
Receivable for investments sold	72,145
Receivable for capital shares sold	463,125
Dividends and interest receivable	250,905
258,868,675

Liabilities
Payable for capital shares redeemed	258,844
Accrued management fees	207,514
Distribution and service fees payable	44,664
511,022

Net Assets	$258,357,653

Net Assets Consist of:
Capital (par value and paid-in surplus)	$231,075,843
Undistributed net investment income	1,744,553
Accumulated net realized loss	(39,611,874)
Net unrealized appreciation	65,149,131
$258,357,653

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$95,072,349	4,366,930	$21.77
Institutional Class, $0.01 Par Value	$14,076,774	644,684	$21.84
A Class, $0.01 Par Value	$122,492,260	5,646,792	$21.69*
C Class, $0.01 Par Value	$21,035,990	987,841	$21.29
R Class, $0.01 Par Value	$5,680,280	263,266	$21.58
*Maximum offering price $23.01 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends	$5,603,668
Interest	611
5,604,279

Expenses:
Management fees	2,476,423
Distribution and service fees:
A Class	303,127
B Class	23,496
C Class	189,727
R Class	27,877
Directors' fees and expenses	8,347
Other expenses	434
3,029,431

Net investment income (loss)	2,574,848

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	12,459,810
Change in net unrealized appreciation (depreciation) on investments	(7,358,924)

Net realized and unrealized gain (loss)	5,100,886

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,675,734

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$2,574,848	$2,240,486
Net realized gain (loss)	12,459,810	41,107,598
Change in net unrealized appreciation (depreciation)	(7,358,924)	(7,784,637)
Net increase (decrease) in net assets resulting from operations	7,675,734	35,563,447

Distributions to Shareholders
From net investment income:
Investor Class	(983,981)	(884,103)
Institutional Class	(156,428)	(143,856)
A Class	(1,149,742)	(1,093,090)
B Class	(7,167)	(5,373)
C Class	(42,651)	(27,587)
R Class	(40,456)	(32,137)
Decrease in net assets from distributions	(2,380,425)	(2,186,146)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,773,890	(27,318,260)

Net increase (decrease) in net assets	29,069,199	6,059,041

Net Assets
Beginning of period	229,288,454	223,229,413
End of period	$258,357,653	$229,288,454

Undistributed net investment income	$1,744,553	$1,664,108

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

20

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

21

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $104,844,344 and $81,469,108, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	2,320,787	$50,159,516	1,240,505	$24,046,130
Issued in reinvestment of distributions	44,610	925,208	45,454	843,629
Redeemed	(1,613,312)	(35,082,313)	(1,386,474)	(27,284,419)
	752,085	16,002,411	(100,515)	(2,394,660)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	223,403	4,826,023	50,921	1,012,141
Issued in reinvestment of distributions	7,535	156,428	7,739	143,856
Redeemed	(88,445)	(1,932,126)	(122,317)	(2,428,789)
	142,493	3,050,325	(63,657)	(1,272,792)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	1,094,041	23,727,128	562,114	10,904,874
Issued in reinvestment of distributions	52,390	1,085,009	54,286	1,006,471
Redeemed	(985,870)	(21,268,538)	(1,635,326)	(32,004,656)
	160,561	3,543,599	(1,018,926)	(20,093,311)
B Class/Shares Authorized	20,000,000		25,000,000
Sold	5,457	116,461	7,348	141,987
Issued in reinvestment of distributions	312	6,391	269	4,937
Redeemed	(150,262)	(3,158,132)	(47,860)	(919,712)
	(144,493)	(3,035,280)	(40,243)	(772,788)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	273,473	5,865,142	67,666	1,293,651
Issued in reinvestment of distributions	1,564	31,997	1,079	19,765
Redeemed	(92,353)	(1,960,770)	(189,694)	(3,655,169)
	182,684	3,936,369	(120,949)	(2,341,753)
R Class/Shares Authorized	20,000,000		10,000,000
Sold	53,138	1,144,388	40,435	792,329
Issued in reinvestment of distributions	1,960	40,456	1,739	32,137
Redeemed	(42,563)	(908,378)	(65,414)	(1,267,422)
	12,535	276,466	(23,240)	(442,956)
Net increase (decrease)	1,105,865	$23,773,890	(1,367,530)	$(27,318,260)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

23

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$255,751,505	—	—
Temporary Cash Investments	—	$2,326,550	—
	$255,751,505	$2,326,550	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$2,380,425	$2,186,146
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$195,133,701
Gross tax appreciation of investments	$71,143,081
Gross tax depreciation of investments	(8,198,727)
Net tax appreciation (depreciation) of investments	$62,944,354
Undistributed ordinary income	$1,744,553
Accumulated short-term capital losses	$(37,407,097)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$21.31	0.26	0.46	0.72	(0.26)	$21.77	3.51%	0.99%	1.23%	33%	$95,072
2014	$18.41	0.24	2.88	3.12	(0.22)	$21.31	17.06%	1.00%	1.19%	41%	$77,015
2013	$14.82	0.23	3.55	3.78	(0.19)	$18.41	25.83%	1.01%	1.44%	36%	$68,416
2012	$12.97	0.20	1.81	2.01	(0.16)	$14.82	15.65%	1.01%	1.39%	18%	$38,250
2011	$11.95	0.14	1.02	1.16	(0.14)	$12.97	9.72%	1.01%	1.11%	18%	$45,991
Institutional Class
2015	$21.37	0.31	0.47	0.78	(0.31)	$21.84	3.66%	0.79%	1.43%	33%	$14,077
2014	$18.47	0.28	2.88	3.16	(0.26)	$21.37	17.29%	0.80%	1.39%	41%	$10,731
2013	$14.85	0.27	3.55	3.82	(0.20)	$18.47	26.06%	0.81%	1.64%	36%	$10,451
2012	$12.99	0.21	1.83	2.04	(0.18)	$14.85	15.93%	0.81%	1.59%	18%	$9,225
2011	$11.96	0.17	1.02	1.19	(0.16)	$12.99	10.02%	0.81%	1.31%	18%	$103
A Class
2015	$21.23	0.21	0.46	0.67	(0.21)	$21.69	3.21%	1.24%	0.98%	33%	$122,492
2014	$18.35	0.19	2.86	3.05	(0.17)	$21.23	16.76%	1.25%	0.94%	41%	$116,462
2013	$14.80	0.20	3.53	3.73	(0.18)	$18.35	25.51%	1.26%	1.19%	36%	$119,358
2012	$12.94	0.16	1.82	1.98	(0.12)	$14.80	15.48%	1.26%	1.14%	18%	$105,718
2011	$11.93	0.11	1.01	1.12	(0.11)	$12.94	9.38%	1.26%	0.86%	18%	$106,159

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$20.84	0.05	0.45	0.50	(0.05)	$21.29	2.42%	1.99%	0.23%	33%	$21,036
2014	$18.01	0.04	2.82	2.86	(0.03)	$20.84	15.90%	2.00%	0.19%	41%	$16,777
2013	$14.61	0.07	3.48	3.55	(0.15)	$18.01	24.54%	2.01%	0.44%	36%	$16,679
2012	$12.78	0.05	1.81	1.86	(0.03)	$14.61	14.59%	2.01%	0.39%	18%	$14,967
2011	$11.77	0.01	1.01	1.02	(0.01)	$12.78	8.68%	2.01%	0.11%	18%	$13,990
R Class
2015	$21.11	0.16	0.47	0.63	(0.16)	$21.58	3.01%	1.49%	0.73%	33%	$5,680
2014	$18.25	0.14	2.84	2.98	(0.12)	$21.11	16.45%	1.50%	0.69%	41%	$5,294
2013	$14.74	0.15	3.53	3.68	(0.17)	$18.25	25.25%	1.51%	0.94%	36%	$5,000
2012	$12.90	0.13	1.80	1.93	(0.09)	$14.74	15.09%	1.51%	0.89%	18%	$2,817
2011	$11.89	0.08	1.00	1.08	(0.07)	$12.90	9.14%	1.51%	0.61%	18%	$2,456

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)
30

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

32

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $2,380,425, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87636 1512

ANNUAL REPORT	OCTOBER 31, 2015

Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	9.07%	13.26%	8.64%	13.39%	6/30/71(1)
Russell 1000 Growth Index	—	9.18%	15.29%	9.08%	N/A(2)	—
Institutional Class	TWGIX	9.30%	13.48%	8.86%	6.86%	6/16/97
A Class(3)	TCRAX					6/4/97
No sales charge*		8.78%	12.98%	8.37%	6.68%
With sales charge*		2.54%	11.65%	7.73%	6.34%
C Class	TWRCX	7.95%	12.13%	—	12.12%	3/1/10
R Class	AGWRX	8.50%	12.69%	8.10%	8.09%	8/29/03
R6 Class	AGRDX	9.46%	—	—	13.85%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was October 31, 1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available December 1978.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $22,917

Russell 1000 Growth Index — $23,870

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.47%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Prescott LeGard

Performance Summary

Growth returned 9.07%* for the 12 months ended October 31, 2015, in line with the 9.18% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted strong returns during the reporting period amid volatility and considerable variation within sector returns. Within the Russell 1000 Growth Index, consumer discretionary was the top-performing sector, gaining about 20%. Consumer staples and information technology also registered double-digit gains. Energy stocks continued to struggle with plunging commodity prices and fell nearly 31%. Utilities also declined sharply.

Growth received positive contributions to absolute return from most sectors in which it was invested, led by information technology and consumer discretionary. Energy and financials were the only negative contributors. Stock decisions in the consumer staples, financials, and consumer discretionary sectors were the primary sources of underperformance relative to the Russell index. Stock selection and an overweight to information technology aided relative performance, as did stock selection in materials and energy.

Consumer Staples and Financials Were Key Detractors

In consumer staples, stock selection in the tobacco and food products industries weighed on performance. Not owning index components Altria Group and Reynolds American detracted. We continue to prefer Philip Morris International in the tobacco industry. An overweight position in baby formula maker Mead Johnson Nutrition was a significant detractor, as a difficult environment in Hong Kong dragged down the stock. We believe this is a transitory issue and continue to have a positive view of the underlying growth rate for the company.

In financials, underweighting real estate investment trusts hampered results as the industry performed better than expected due to the Federal Reserve’s caution in raising interest rates. Asset manager Franklin Resources detracted as assets under management and fund flows have deteriorated. The holding was eliminated.

Stock decisions in the consumer discretionary sector hurt performance. Not owning index component Starbucks was a major detractor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. The rollout of its mobile ordering application has exceeded expectations as well.

Other significant individual detractors included Exxon Mobil and Caterpillar. Petroleum giant Exxon Mobil suffered as oil prices plunged. Industrial equipment company Caterpillar struggled as investors worried about weak global growth, especially in China. Both Exxon Mobil and Caterpillar were eliminated from the portfolio.

Information Technology Aided Performance

Stock selection in the information technology and an overweight in the sector helped relative performance. Credit card company Visa was a significant contributor, reporting strong results that beat expectations. The market is looking forward to the potential benefits from an acquisition of Visa Europe. Video game maker Electronic Arts continued to execute, reporting strong results consistent with our investment thesis of improving operating margins.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection in the materials sector, especially among chemicals firms, benefited performance. Underweighting the weak sector also was positive. Positioning in energy was similarly beneficial, especially among energy equipment and services companies, as the sector struggled with falling prices and concerns about global growth.

Significant individual contributors included online travel agent Expedia, which continued to report very strong results with hotel room nights, bookings, and revenue growth all better than expected in both the U.S. and globally. The company benefited from regulatory approval of its planned purchase of rival Orbitz, as well as from exiting its money-losing Chinese partnership. O’Reilly Automotive was a top contributor. The auto parts retailer continued to report stronger-than-expected sales on favorable trends of higher vehicle miles driven and lower gasoline prices.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what the investment team believes to be superior individual securities.

As of October 31, 2015, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the health care and information technology sectors. Financials and consumer staples represented the largest underweights.

The health care allocation recognizes that medical device companies should see a better environment from higher utilization. Pharmaceutical and biotechnology pipelines are robust, with ample clinical trial readouts, and recently launched products are materially additive. Positioning in the IT services, communications equipment, and software industries drove the information technology sector overweight.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	5.3%
Apple, Inc.	4.9%
Visa, Inc., Class A	4.4%
Amazon.com, Inc.	4.0%
PepsiCo, Inc.	3.7%
Facebook, Inc., Class A	3.4%
Comcast Corp., Class A	2.9%
Lockheed Martin Corp.	2.5%
O'Reilly Automotive, Inc.	2.4%
Walt Disney Co. (The)	2.4%

Top Five Industries	% of net assets
Internet Software and Services	10.0%
IT Services	6.5%
Internet and Catalog Retail	6.2%
Pharmaceuticals	6.2%
Biotechnology	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,037.00	$4.98	0.97%
Institutional Class	$1,000	$1,037.80	$3.96	0.77%
A Class	$1,000	$1,035.50	$6.26	1.22%
C Class	$1,000	$1,031.20	$10.09	1.97%
R Class	$1,000	$1,033.90	$7.54	1.47%
R6 Class	$1,000	$1,038.50	$3.19	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 4.8%
Boeing Co. (The)	1,314,431	$194,627,798
Lockheed Martin Corp.	941,222	206,908,832
		401,536,630
Airlines — 1.3%
Alaska Air Group, Inc.	587,661	44,809,151
Delta Air Lines, Inc.	1,293,639	65,768,607
		110,577,758
Beverages — 3.7%
PepsiCo, Inc.	3,060,334	312,735,531
Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc.(1)	600,980	105,772,480
Biogen, Inc.(1)	465,083	135,111,262
Gilead Sciences, Inc.	1,531,812	165,634,832
Incyte Corp.(1)	368,545	43,315,094
Regeneron Pharmaceuticals, Inc.(1)	109,884	61,248,243
		511,081,911
Chemicals — 3.0%
Dow Chemical Co. (The)	1,801,975	93,108,048
PPG Industries, Inc.	603,754	62,947,392
Sherwin-Williams Co. (The)	350,045	93,402,508
		249,457,948
Communications Equipment — 1.4%
Cisco Systems, Inc.	2,023,414	58,375,494
QUALCOMM, Inc.	961,127	57,110,166
		115,485,660
Energy Equipment and Services — 0.7%
Halliburton Co.	1,511,617	58,015,860
Food and Staples Retailing — 0.8%
Kroger Co. (The)	1,758,386	66,466,991
Food Products — 1.7%
ConAgra Foods, Inc.	974,646	39,521,895
Mead Johnson Nutrition Co.	1,291,946	105,939,572
		145,461,467
Health Care Equipment and Supplies — 2.4%
C.R. Bard, Inc.	329,891	61,475,188
Cooper Cos., Inc. (The)	341,246	51,992,240
Intuitive Surgical, Inc.(1)	179,460	89,119,836
		202,587,264
Health Care Providers and Services — 2.9%
Cardinal Health, Inc.	1,216,661	100,009,534
Express Scripts Holding Co.(1)	1,686,114	145,646,528
		245,656,062

10

	Shares	Value
Health Care Technology — 0.6%
Cerner Corp.(1)	743,004	$49,253,735
Hotels, Restaurants and Leisure — 1.6%
Chipotle Mexican Grill, Inc.(1)	132,344	84,730,599
Las Vegas Sands Corp.	1,089,367	53,934,560
		138,665,159
Household Products — 0.6%
Church & Dwight Co., Inc.	594,309	51,164,062
Industrial Conglomerates — 1.9%
3M Co.	1,007,934	158,457,304
Insurance — 1.5%
Aflac, Inc.	953,976	60,815,970
American International Group, Inc.	1,070,131	67,482,461
		128,298,431
Internet and Catalog Retail — 6.2%
Amazon.com, Inc.(1)	538,917	337,308,151
Expedia, Inc.	1,083,330	147,657,879
TripAdvisor, Inc.(1)	431,008	36,109,850
		521,075,880
Internet Software and Services — 10.0%
Alphabet, Inc., Class A(1)	607,708	448,117,802
Facebook, Inc., Class A(1)	2,834,099	288,993,075
LinkedIn Corp., Class A(1)	308,699	74,356,328
Pandora Media, Inc.(1)	2,401,254	27,638,434
		839,105,639
IT Services — 6.5%
Alliance Data Systems Corp.(1)	198,075	58,889,678
Cognizant Technology Solutions Corp., Class A(1)	442,510	30,139,356
Fiserv, Inc.(1)	950,027	91,687,106
Visa, Inc., Class A	4,765,037	369,671,571
		550,387,711
Life Sciences Tools and Services — 1.2%
Illumina, Inc.(1)	327,918	46,984,091
Mettler-Toledo International, Inc.(1)	68,642	21,346,976
Waters Corp.(1)	282,315	36,079,857
		104,410,924
Machinery — 1.6%
Parker-Hannifin Corp.	411,236	43,056,409
WABCO Holdings, Inc.(1)	303,444	34,055,520
Wabtec Corp.	711,026	58,922,725
		136,034,654
Media — 5.8%
Comcast Corp., Class A	3,836,005	240,210,633
Sirius XM Holdings, Inc.(1)	12,136,172	49,515,582
Walt Disney Co. (The)	1,756,341	199,766,225
		489,492,440

11

	Shares	Value
Multiline Retail — 1.9%
Dollar Tree, Inc.(1)	1,738,994	$113,886,717
Macy's, Inc.	849,910	43,328,412
		157,215,129
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	554,012	64,215,531
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	713,843	57,435,808
Pharmaceuticals — 6.2%
Allergan plc(1)	208,586	64,342,523
Bristol-Myers Squibb Co.	1,877,948	123,850,670
Jazz Pharmaceuticals plc(1)	162,849	22,355,911
Johnson & Johnson	735,723	74,330,095
Perrigo Co. plc	308,570	48,673,832
Pfizer, Inc.	2,472,990	83,636,522
Teva Pharmaceutical Industries Ltd. ADR	1,019,425	60,339,766
Zoetis, Inc.	999,549	42,990,602
		520,519,921
Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	418,575	84,326,120
Road and Rail — 0.8%
Union Pacific Corp.	783,560	70,011,086
Semiconductors and Semiconductor Equipment — 2.2%
Maxim Integrated Products, Inc.	1,729,565	70,877,574
Skyworks Solutions, Inc.	355,881	27,488,248
Xilinx, Inc.	1,758,248	83,727,770
		182,093,592
Software — 5.8%
Adobe Systems, Inc.(1)	870,882	77,212,398
Electronic Arts, Inc.(1)	1,153,017	83,097,935
Intuit, Inc.	657,742	64,083,803
Microsoft Corp.	582,991	30,688,646
Oracle Corp.	4,814,645	187,000,812
Splunk, Inc.(1)	802,300	45,057,168
		487,140,762
Specialty Retail — 5.2%
O'Reilly Automotive, Inc.(1)	723,545	199,886,542
Ross Stores, Inc.	1,767,848	89,417,752
TJX Cos., Inc. (The)	2,074,993	151,868,737
		441,173,031
Technology Hardware, Storage and Peripherals — 4.9%
Apple, Inc.	3,484,046	416,343,497
Textiles, Apparel and Luxury Goods — 0.6%
Carter's, Inc.	596,096	54,173,204
Tobacco — 1.5%
Philip Morris International, Inc.	1,484,917	131,266,663

12

	Shares	Value
Wireless Telecommunication Services — 1.6%
SBA Communications Corp., Class A(1)	1,104,093	$131,409,149
TOTAL COMMON STOCKS (Cost $6,533,338,012)		8,382,732,514
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $16,870,658), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $16,542,444)		16,542,430
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/25, valued at $28,132,413), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $27,577,000)		27,577,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,409	2,409
TOTAL TEMPORARY CASH INVESTMENTS (Cost $44,121,839)		44,121,839
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $6,577,459,851)		8,426,854,353
OTHER ASSETS AND LIABILITIES†		(1,043,199)
TOTAL NET ASSETS — 100.0%		$8,425,811,154

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $6,577,459,851)	$8,426,854,353
Cash	1,069,030
Receivable for investments sold	130,767,065
Receivable for capital shares sold	2,673,089
Dividends and interest receivable	956,164
8,562,319,701

Liabilities
Payable for investments purchased	113,084,564
Payable for capital shares redeemed	16,925,504
Payable for variation margin on futures contracts	24,545
Accrued management fees	6,356,367
Distribution and service fees payable	117,567
136,508,547

Net Assets	$8,425,811,154

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,041,345,273
Undistributed net investment income	30,468,660
Undistributed net realized gain	504,602,912
Net unrealized appreciation	1,849,394,309
$8,425,811,154

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,952,798,269	194,751,040	$30.57
Institutional Class, $0.01 Par Value	$1,723,219,227	55,532,585	$31.03
A Class, $0.01 Par Value	$290,076,669	9,739,734	$29.78*
C Class, $0.01 Par Value	$11,712,688	402,831	$29.08
R Class, $0.01 Par Value	$114,671,618	3,911,858	$29.31
R6 Class, $0.01 Par Value	$333,332,683	10,739,500	$31.04
*Maximum offering price $31.60 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $175,549)	$119,258,630
Interest	16,194
119,274,824

Expenses:
Management fees	81,881,774
Distribution and service fees:
A Class	1,338,307
C Class	127,740
R Class	645,789
Directors' fees and expenses	300,152
Other expenses	5,408
84,299,170

Net investment income (loss)	34,975,654

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	649,957,223
Futures contract transactions	3,608,098
653,565,321

Change in net unrealized appreciation (depreciation) on:
Investments	121,810,197
Translation of assets and liabilities in foreign currencies	(163)
121,810,034

Net realized and unrealized gain (loss)	775,375,355

Net Increase (Decrease) in Net Assets Resulting from Operations	$810,351,009

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$34,975,654	$36,134,621
Net realized gain (loss)	653,565,321	2,198,704,083
Change in net unrealized appreciation (depreciation)	121,810,034	(898,224,384)
Net increase (decrease) in net assets resulting from operations	810,351,009	1,336,614,320

Distributions to Shareholders
From net investment income:
Investor Class	(16,585,425)	(22,778,559)
Institutional Class	(10,940,258)	(15,873,908)
A Class	(217,419)	(888,505)
R6 Class	(4,181,750)	(106,884)
From net realized gains:
Investor Class	(1,198,333,475)	(363,165,714)
Institutional Class	(462,150,035)	(162,417,278)
A Class	(141,524,178)	(46,907,160)
C Class	(2,779,036)	(847,836)
R Class	(29,100,730)	(8,690,601)
R6 Class	(134,632,055)	(862,082)
Decrease in net assets from distributions	(2,000,444,361)	(622,538,527)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(329,633,462)	(930,608,672)

Net increase (decrease) in net assets	(1,519,726,814)	(216,532,879)

Net Assets
Beginning of period	9,945,537,968	10,162,070,847
End of period	$8,425,811,154	$9,945,537,968

Undistributed net investment income	$30,468,660	$31,909,075

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.97% for the Investor Class, A Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $4,397,258,112 and $6,696,794,453, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,300,000,000		800,000,000
Sold	18,485,200	$560,677,873	13,332,918	$445,451,613
Issued in reinvestment of distributions	42,695,891	1,180,114,422	11,936,516	375,642,112
Redeemed	(36,577,463)	(1,108,049,747)	(46,275,518)	(1,573,721,708)
	24,603,628	632,742,548	(21,006,084)	(752,627,983)
Institutional Class/Shares Authorized	400,000,000		345,000,000
Sold	11,177,091	340,793,902	19,929,594	680,057,728
Issued in reinvestment of distributions	16,531,989	463,061,000	5,462,288	173,755,364
Redeemed	(41,473,294)	(1,282,347,776)	(40,962,347)	(1,379,407,350)
	(13,764,214)	(478,492,874)	(15,570,465)	(525,594,258)
A Class/Shares Authorized	300,000,000		310,000,000
Sold	2,271,840	66,169,613	2,580,515	84,073,659
Issued in reinvestment of distributions	4,969,965	134,139,352	1,452,224	44,844,664
Redeemed	(18,241,406)	(540,778,384)	(8,476,259)	(280,585,369)
	(10,999,601)	(340,469,419)	(4,443,520)	(151,667,046)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	61,912	1,753,477	46,991	1,539,309
Issued in reinvestment of distributions	75,478	2,001,685	19,381	594,604
Redeemed	(126,773)	(3,649,693)	(123,535)	(3,974,728)
	10,617	105,469	(57,163)	(1,840,815)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	859,031	24,682,075	601,554	19,559,453
Issued in reinvestment of distributions	1,071,849	28,532,630	276,271	8,459,424
Redeemed	(2,186,151)	(63,135,342)	(1,229,483)	(40,169,460)
	(255,271)	(9,920,637)	(351,658)	(12,150,583)
R6 Class/Shares Authorized	80,000,000		50,000,000
Sold	7,521,520	245,615,273	16,405,541	548,650,322
Issued in reinvestment of distributions	4,961,180	138,813,805	30,490	968,966
Redeemed	(17,559,794)	(518,027,627)	(1,073,663)	(36,347,275)
	(5,077,094)	(133,598,549)	15,362,368	513,272,013
Net increase (decrease)	(5,481,935)	$(329,633,462)	(26,066,522)	$(930,608,672)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,382,732,514	—	—
Temporary Cash Investments	2,409	$44,119,430	—
	$8,382,734,923	$44,119,430	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

The value of equity price risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $24,545 in payable for variation margin on futures contracts. For the year ended October 31, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $3,608,098 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$266,491,180	$141,541,055
Long-term capital gains	$1,733,953,181	$480,997,472

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $149,466,398, undistributed net investment income $(4,491,217), and undistributed net realized gain $(144,975,181).

21

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,582,689,825
Gross tax appreciation of investments	$1,989,158,015
Gross tax depreciation of investments	(144,993,487)
Net tax appreciation (depreciation) of investments	1,844,164,528
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(193)
Net tax appreciation (depreciation)	$1,844,164,335
Undistributed ordinary income	$172,865,765
Accumulated long-term gains	$367,435,781

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$35.39	0.10	2.34	2.44	(0.10)	(7.16)	(7.26)	$30.57	9.07%	0.97%	0.35%	49%	$5,952,798
2014	$33.10	0.11	4.22	4.33	(0.12)	(1.92)	(2.04)	$35.39	13.84%	0.97%	0.32%	103%	$6,021,115
2013	$27.48	0.21	6.53	6.74	(0.25)	(0.87)	(1.12)	$33.10	25.42%	0.97%	0.71%	67%	$6,327,674
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
2011	$24.00	0.16	1.81	1.97	(0.09)	—	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
Institutional Class
2015	$35.83	0.17	2.36	2.53	(0.17)	(7.16)	(7.33)	$31.03	9.30%	0.77%	0.55%	49%	$1,723,219
2014	$33.49	0.18	4.27	4.45	(0.19)	(1.92)	(2.11)	$35.83	14.03%	0.77%	0.52%	103%	$2,482,606
2013	$27.75	0.27	6.60	6.87	(0.26)	(0.87)	(1.13)	$33.49	25.68%	0.77%	0.91%	67%	$2,842,185
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
2011	$24.23	0.20	1.84	2.04	(0.14)	—	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
A Class
2015	$34.65	0.04	2.26	2.30	(0.01)	(7.16)	(7.17)	$29.78	8.78%	1.22%	0.10%	49%	$290,077
2014	$32.45	0.03	4.13	4.16	(0.04)	(1.92)	(1.96)	$34.65	13.53%	1.22%	0.07%	103%	$718,640
2013	$27.00	0.13	6.42	6.55	(0.23)	(0.87)	(1.10)	$32.45	25.14%	1.22%	0.46%	67%	$817,166
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313
2011	$23.60	0.08	1.79	1.87	(0.02)	—	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$34.20	(0.19)	2.23	2.04	—	(7.16)	(7.16)	$29.08	7.95%	1.97%	(0.65)%	49%	$11,713
2014	$32.24	(0.22)	4.10	3.88	—	(1.92)	(1.92)	$34.20	12.71%	1.97%	(0.68)%	103%	$13,413
2013	$26.98	(0.08)	6.38	6.30	(0.17)	(0.87)	(1.04)	$32.24	24.16%	1.97%	(0.29)%	67%	$14,489
2012	$25.55	(0.12)	2.46	2.34	—	(0.91)	(0.91)	$26.98	9.55%	1.97%	(0.46)%	74%	$14,084
2011	$23.85	(0.12)	1.82	1.70	—	—	—	$25.55	7.13%	1.98%	(0.42)%	79%	$14,730
R Class
2015	$34.28	(0.04)	2.23	2.19	—	(7.16)	(7.16)	$29.31	8.50%	1.47%	(0.15)%	49%	$114,672
2014	$32.16	(0.06)	4.10	4.04	—	(1.92)	(1.92)	$34.28	13.26%	1.47%	(0.18)%	103%	$142,845
2013	$26.82	0.06	6.36	6.42	(0.21)	(0.87)	(1.08)	$32.16	24.80%	1.47%	0.21%	67%	$145,337
2012	$25.28	0.01	2.44	2.45	—(3)	(0.91)	(0.91)	$26.82	10.12%	1.47%	0.04%	74%	$115,208
2011	$23.49	—(3)	1.79	1.79	—	—	—	$25.28	7.62%	1.48%	0.08%	79%	$79,569
R6 Class
2015	$35.84	0.23	2.35	2.58	(0.22)	(7.16)	(7.38)	$31.04	9.46%	0.62%	0.70%	49%	$333,333
2014	$33.51	0.18	4.31	4.49	(0.24)	(1.92)	(2.16)	$35.84	14.20%	0.62%	0.67%	103%	$566,919
2013(4)	$31.22	0.05	2.24	2.29	—	—	—	$33.51	7.34%	0.62%(5)	0.64%(5)	67%(6)	$15,219

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

31

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $118,146,974, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $250,312,294 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $1,830,846,851, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

The fund utilized earnings and profits of $116,121,622 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87635 1512

ANNUAL REPORT	OCTOBER 31, 2015

Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	7.11%	11.89%	11.03%	11.59%	11/10/87
Russell Midcap Growth Index	—	4.94%	14.09%	9.07%	11.03%(1)	—
Institutional Class	ATHIX	7.33%	12.11%	11.26%	9.33%	6/16/97
A Class(2)	ATHAX					7/11/97
No sales charge*		6.88%	11.62%	10.76%	8.59%
With sales charge*		0.74%	10.31%	10.11%	8.24%
C Class	AHGCX	6.09%	10.79%	9.94%	7.11%	6/26/01
R Class	ATHWX	6.60%	11.34%	—	5.95%	9/28/07
R6 Class	ATHDX	7.48%	—	—	10.57%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31, 1987, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $28,499

Russell Midcap Growth Index — $23,844

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 7.11%* for the 12 months ended October 31, 2015, outperforming the 4.94% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered positive returns during the reporting period amid volatility and a wide variation in sector returns. Within the Russell Midcap Growth Index, all sectors except energy (-35%) and utilities (-22%) posted positive returns on a total-return basis. Health care was the top-performing sector, followed closely by consumer staples.

Heritage received positive absolute contributions from all sectors it was invested in except energy and industrials. Information technology was the top absolute contributor. Stock decisions in the information technology, energy, and consumer staples sectors aided performance relative to the Russell Midcap Growth Index. An underweight to energy also helped. Stock selection in the industrials, health care, and consumer discretionary sectors detracted from relative results.

Information Technology Stocks Led Contributors

Stock choices in the information technology sector, especially in the software industry, contributed significantly to performance relative to the benchmark. Video game maker Electronic Arts was a top contributor. The company continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, more video games being delivered digitally, and a gaming console refresh cycle. Semiconductor firm Avago Technologies was another top contributor. The company makes components for smartphones and other electronic devices and continued to post accelerating revenue growth and margin improvement on strength in its wireless business, primarily from Apple and Samsung.

In the energy sector, stock selection and an underweight allocation benefited performance. The portfolio largely avoided both producers and equipment and services firms as plunging prices and weak global growth weighed on energy firms.

In consumer staples, Constellation Brands, a producer and marketer of beer, wine, and spirits, was a top contributor as the company continued to see very strong sales volume and pricing in its Corona and Modelo brands. Topline results came in better than expected. Other major contributors included sports apparel maker Under Armour, which is gaining market share in the U.S. and is being aided by strong growth outside the U.S. Despite weakness toward the end of the reporting period, foodservice equipment company Middleby was a top contributor. The company stands to benefit from acquisitions such as U.K. firm AGA Rangemaster.

Industrials and Health Care Detracted

Stock selection in the industrials sector detracted from relative performance, especially among road and rail companies and airlines. The rail industry has been affected by a number of factors, including oil prices, weather, and West Coast port strikes. Portfolio-only position Canadian Pacific Railway declined as oil prices weighed on its crude-by-rail business. Kansas City Southern was hurt by currency headwinds in its Mexican business. Spirit Airlines suffered from competition from Southwest Airlines, which is ramping up capacity in Dallas, a key hub for Spirit.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In health care, stock selection among pharmaceuticals and biotechnology companies hurt performance. Specialty pharmaceutical firm Horizon Pharma, which is not in the index, detracted despite reporting solid results as the stock was caught up in the late sector sell-off that was sparked by increased scrutiny of high prescription drug prices. The holding was eliminated.

In the industrials sector, the portfolio’s overweight in machinery company Flowserve detracted. The company makes pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries, and was caught up in concerns about plunging oil prices. The holding was eliminated. Airlines parts maker Esterline Technologies, which serves both commercial and defense customers, detracted. The company disappointed investors with the execution of its turnaround strategy, reporting inconsistent quarters. Esterline was eliminated.

Outlook

Heritage’s investment process focuses primarily on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2015, the largest overweights were in telecommunication services and industrials, while the largest underweights were in financials and materials. Current investment themes are represented in various sectors throughout the portfolio, including health care companies that are benefiting from the Affordable Care Act, companies that can take advantage of the upturn in nonresidential construction, and avoiding real estate investment trusts, which are likely to suffer once interest rates start to rise.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
SBA Communications Corp., Class A	3.2%
Electronic Arts, Inc.	3.1%
Teleflex, Inc.	2.9%
Constellation Brands, Inc., Class A	2.6%
Middleby Corp. (The)	2.2%
Alliance Data Systems Corp.	2.1%
Motorola Solutions, Inc.	2.1%
Affiliated Managers Group, Inc.	1.9%
Canadian Pacific Railway Ltd., New York Shares	1.8%
Mohawk Industries, Inc.	1.8%

Top Five Industries	% of net assets
Software	6.6%
Specialty Retail	6.0%
Machinery	5.7%
Health Care Equipment and Supplies	5.5%
Household Durables	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	(0.3)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.00	$5.00	1.00%
Institutional Class	$1,000	$983.10	$4.00	0.80%
A Class	$1,000	$981.10	$6.24	1.25%
C Class	$1,000	$977.40	$9.97	2.00%
R Class	$1,000	$979.60	$7.48	1.50%
R6 Class	$1,000	$983.90	$3.25	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.2%
Aerospace and Defense — 0.5%
B/E Aerospace, Inc.	583,460	$27,393,447
Airlines — 1.7%
Alaska Air Group, Inc.	547,342	41,734,828
American Airlines Group, Inc.	679,529	31,407,830
Spirit Airlines, Inc.(1)	589,474	21,881,275
		95,023,933
Auto Components — 0.8%
Delphi Automotive plc	542,223	45,107,531
Banks — 2.1%
BankUnited, Inc.	937,019	34,838,367
Signature Bank(1)	361,263	53,799,286
SVB Financial Group(1)	247,431	30,203,902
		118,841,555
Beverages — 4.3%
Boston Beer Co., Inc. (The), Class A(1)	117,456	25,792,163
Brown-Forman Corp., Class B	651,908	69,219,591
Constellation Brands, Inc., Class A	1,080,927	145,708,960
		240,720,714
Biotechnology — 2.5%
BioMarin Pharmaceutical, Inc.(1)	504,318	59,025,378
Incyte Corp.(1)	416,541	48,956,064
Vertex Pharmaceuticals, Inc.(1)	255,481	31,868,700
		139,850,142
Building Products — 1.2%
Lennox International, Inc.	510,499	67,799,372
Capital Markets — 1.9%
Affiliated Managers Group, Inc.(1)	591,834	106,683,997
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	1,584,180	43,770,893
Commercial Services and Supplies — 1.9%
KAR Auction Services, Inc.	1,657,091	63,632,294
Stericycle, Inc.(1)	350,278	42,513,241
		106,145,535
Communications Equipment — 2.6%
Juniper Networks, Inc.	1,023,106	32,115,297
Motorola Solutions, Inc.	1,653,018	115,661,670
		147,776,967
Consumer Finance — 0.8%
Discover Financial Services	786,926	44,240,980

10

	Shares	Value
Containers and Packaging — 1.6%
Ball Corp.	859,164	$58,852,734
Berry Plastics Group, Inc.(1)	961,989	32,226,631
		91,079,365
Distributors — 0.8%
LKQ Corp.(1)	1,497,378	44,337,363
Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	672,768	62,325,228
Electrical Equipment — 1.0%
Acuity Brands, Inc.	248,198	54,256,083
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	896,671	57,781,479
Food and Staples Retailing — 1.2%
Costco Wholesale Corp.	427,516	67,598,830
Food Products — 2.1%
Hain Celestial Group, Inc. (The)(1)	757,320	37,752,402
Hershey Co. (The)	231,167	20,502,201
J.M. Smucker Co. (The)	241,370	28,334,425
WhiteWave Foods Co. (The), Class A(1)	741,799	30,398,923
		116,987,951
Health Care Equipment and Supplies — 5.5%
Cooper Cos., Inc. (The)	222,549	33,907,566
DexCom, Inc.(1)	500,750	41,722,490
Hologic, Inc.(1)	958,812	37,259,434
NuVasive, Inc.(1)	749,958	35,368,019
Teleflex, Inc.	1,221,310	162,434,230
		310,691,739
Health Care Providers and Services — 3.4%
AmerisourceBergen Corp.	626,653	60,478,281
Universal Health Services, Inc., Class B	535,113	65,331,946
VCA, Inc.(1)	1,154,666	63,241,057
		189,051,284
Hotels, Restaurants and Leisure — 2.2%
Buffalo Wild Wings, Inc.(1)	154,468	23,829,778
Chipotle Mexican Grill, Inc.(1)	4,235	2,711,374
Hilton Worldwide Holdings, Inc.	1,915,035	47,856,725
La Quinta Holdings, Inc.(1)	158,175	2,396,351
Papa John's International, Inc.	627,218	44,011,887
		120,806,115
Household Durables — 5.0%
Harman International Industries, Inc.	514,019	56,521,529
Jarden Corp.(1)	1,768,723	79,238,790
Mohawk Industries, Inc.(1)	502,533	98,245,202
Newell Rubbermaid, Inc.	1,051,987	44,635,809
		278,641,330

11

	Shares	Value
Internet and Catalog Retail — 1.6%
Expedia, Inc.	641,643	$87,455,941
Internet Software and Services — 2.9%
Akamai Technologies, Inc.(1)	155,802	9,475,878
CoStar Group, Inc.(1)	425,735	86,454,006
LinkedIn Corp., Class A(1)	281,545	67,815,744
		163,745,628
IT Services — 4.8%
Alliance Data Systems Corp.(1)	399,742	118,847,294
Sabre Corp.	2,409,493	70,646,335
Vantiv, Inc., Class A(1)	1,554,028	77,934,504
		267,428,133
Leisure Products — 1.6%
Brunswick Corp.	899,299	48,391,279
Polaris Industries, Inc.	346,637	38,941,201
		87,332,480
Machinery — 5.7%
Ingersoll-Rand plc	937,076	55,531,123
ITT Corp.	428,441	16,957,695
Middleby Corp. (The)(1)	1,054,894	123,359,304
Snap-On, Inc.	502,011	83,278,605
WABCO Holdings, Inc.(1)	367,112	41,200,980
		320,327,707
Media — 1.5%
Charter Communications, Inc., Class A(1)	440,715	84,150,122
Multiline Retail — 2.4%
Burlington Stores, Inc.(1)	1,077,448	51,803,700
Dollar Tree, Inc.(1)	1,243,903	81,463,207
		133,266,907
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	442,287	51,265,486
Gulfport Energy Corp.(1)	732,831	22,329,361
		73,594,847
Pharmaceuticals — 2.1%
Endo International plc(1)	553,153	33,183,649
Zoetis, Inc.	1,969,510	84,708,625
		117,892,274
Professional Services — 1.9%
Nielsen Holdings plc	1,632,092	77,540,691
Verisk Analytics, Inc., Class A(1)	382,008	27,355,593
		104,896,284
Real Estate Management and Development — 1.5%
Jones Lang LaSalle, Inc.	509,956	85,014,765
Road and Rail — 3.0%
Canadian Pacific Railway Ltd., New York Shares	716,154	100,619,637
J.B. Hunt Transport Services, Inc.	534,377	40,810,371

12

	Shares	Value
Kansas City Southern	330,121	$27,320,814
		168,750,822
Semiconductors and Semiconductor Equipment — 2.9%
Avago Technologies Ltd.	447,075	55,048,345
Cree, Inc.(1)	1,098,995	27,683,684
Freescale Semiconductor Ltd.(1)	906,896	30,371,947
NXP Semiconductors NV(1)	636,655	49,881,919
		162,985,895
Software — 6.6%
Activision Blizzard, Inc.	1,228,616	42,706,692
CDK Global, Inc.	838,464	41,747,123
Electronic Arts, Inc.(1)	2,414,647	174,023,609
Intuit, Inc.	569,072	55,444,685
Tyler Technologies, Inc.(1)	326,690	55,654,908
		369,577,017
Specialty Retail — 6.0%
AutoZone, Inc.(1)	82,351	64,596,948
Restoration Hardware Holdings, Inc.(1)	333,611	34,391,958
Signet Jewelers Ltd.	640,783	96,719,786
Tractor Supply Co.	848,929	78,432,550
Ulta Salon Cosmetics & Fragrance, Inc.(1)	369,462	64,271,610
		338,412,852
Textiles, Apparel and Luxury Goods — 3.2%
Hanesbrands, Inc.	1,850,151	59,093,823
lululemon athletica, Inc.(1)	751,495	36,951,009
Under Armour, Inc., Class A(1)	887,822	84,414,116
		180,458,948
Wireless Telecommunication Services — 3.2%
SBA Communications Corp., Class A(1)	1,492,872	177,681,625
TOTAL COMMON STOCKS (Cost $4,277,610,088)		5,499,884,080
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $45,938,527), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $45,044,807)		45,044,769
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 6.00%, 5/15/25 - 2/15/26, valued at $76,601,600), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $75,093,000)		75,093,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,601	4,601
TOTAL TEMPORARY CASH INVESTMENTS (Cost $120,142,370)		120,142,370
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $4,397,752,458)		5,620,026,450
OTHER ASSETS AND LIABILITIES — (0.3)%		(17,032,347)
TOTAL NET ASSETS — 100.0%		$5,602,994,103

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	6,703,413	USD	5,080,961	JPMorgan Chase Bank N.A.	11/30/15	$44,622
USD	98,289,525	CAD	130,206,099	JPMorgan Chase Bank N.A.	11/30/15	(1,269,031)
						$(1,224,409)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $4,397,752,458)	$5,620,026,450
Foreign currency holdings, at value (cost of $17,853)	14,140
Receivable for investments sold	34,636,906
Receivable for capital shares sold	1,776,651
Unrealized appreciation on forward foreign currency exchange contracts	44,622
Dividends and interest receivable	382,074
5,656,880,843

Liabilities
Payable for investments purchased	44,081,167
Payable for capital shares redeemed	3,625,766
Unrealized depreciation on forward foreign currency exchange contracts	1,269,031
Accrued management fees	4,610,284
Distribution and service fees payable	300,492
53,886,740

Net Assets	$5,602,994,103

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,788,791,651
Accumulated net investment loss	(22,293,754)
Undistributed net realized gain	615,422,627
Net unrealized appreciation	1,221,073,579
$5,602,994,103

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,349,601,164	176,913,483	$24.59
Institutional Class, $0.01 Par Value	$163,669,734	6,387,446	$25.62
A Class, $0.01 Par Value	$798,879,229	34,245,331	$23.33*
C Class, $0.01 Par Value	$134,096,071	6,603,251	$20.31
R Class, $0.01 Par Value	$53,731,206	2,288,216	$23.48
R6 Class, $0.01 Par Value	$103,016,699	4,006,057	$25.72
*Maximum offering price $24.75 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $320,673)	$33,595,114
Interest	18,528
33,613,642

Expenses:
Management fees	57,346,695
Distribution and service fees:
A Class	2,122,194
B Class	24,464
C Class	1,319,909
R Class	292,969
Directors' fees and expenses	192,204
Other expenses	812
61,299,247

Net investment income (loss)	(27,685,605)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	687,471,190
Futures contract transactions	2,754,731
Foreign currency transactions	15,573,418
705,799,339

Change in net unrealized appreciation (depreciation) on:
Investments	(279,477,831)
Translation of assets and liabilities in foreign currencies	(1,773,615)
(281,251,446)

Net realized and unrealized gain (loss)	424,547,893

Net Increase (Decrease) in Net Assets Resulting from Operations	$396,862,288
See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$(27,685,605)	$(35,891,230)
Net realized gain (loss)	705,799,339	968,944,726
Change in net unrealized appreciation (depreciation)	(281,251,446)	(464,877,475)
Net increase (decrease) in net assets resulting from operations	396,862,288	468,176,021

Distributions to Shareholders
From net realized gains:
Investor Class	(627,197,211)	(377,362,029)
Institutional Class	(26,142,114)	(30,282,537)
A Class	(127,268,570)	(140,744,405)
B Class	(380,363)	(416,601)
C Class	(21,063,349)	(19,841,840)
R Class	(8,236,815)	(7,088,192)
R6 Class	(7,912,123)	(9,153)
Decrease in net assets from distributions	(818,200,545)	(575,744,757)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	260,661,006	1,321,732,036

Net increase (decrease) in net assets	(160,677,251)	1,214,163,300

Net Assets
Beginning of period	5,763,671,354	4,549,508,054
End of period	$5,602,994,103	$5,763,671,354

Accumulated net investment loss	$(22,293,754)	$(32,365,845)

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms

19

and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, B Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $3,540,418,134 and $4,141,187,478, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,160,000,000		1,150,000,000
Sold	17,995,858	$448,520,966	19,443,145	$506,861,274
Issued in connection with reorganization (Note 10)	—	—	57,086,650	1,417,578,208
Issued in reinvestment of distributions	27,126,049	608,166,025	14,781,644	364,367,525
Redeemed	(33,649,543)	(842,439,307)	(31,920,610)	(828,419,741)
	11,472,364	214,247,684	59,390,829	1,460,387,266
Institutional Class/Shares Authorized	120,000,000		120,000,000
Sold	1,797,320	46,415,350	2,215,202	59,672,546
Issued in connection with reorganization (Note 10)	—	—	2,456,543	62,960,928
Issued in reinvestment of distributions	1,077,578	25,139,900	1,186,665	30,200,632
Redeemed	(3,638,578)	(94,836,634)	(7,034,757)	(189,801,647)
	(763,680)	(23,281,384)	(1,176,347)	(36,967,541)
A Class/Shares Authorized	510,000,000		510,000,000
Sold	8,462,173	201,503,323	6,854,460	171,181,761
Issued in connection with reorganization (Note 10)	—	—	2,306,433	55,013,464
Issued in reinvestment of distributions	5,811,176	123,894,272	5,786,878	137,033,276
Redeemed	(13,756,959)	(323,412,390)	(20,982,643)	(525,622,531)
	516,390	1,985,205	(6,034,872)	(162,394,030)
B Class/Shares Authorized	30,000,000		35,000,000
Sold	4,258	96,931	3,351	85,668
Issued in reinvestment of distributions	16,976	350,214	16,762	388,880
Redeemed	(126,015)	(2,818,601)	(33,378)	(817,653)
	(104,781)	(2,371,456)	(13,265)	(343,105)
C Class/Shares Authorized	85,000,000		85,000,000
Sold	1,322,874	27,092,021	742,832	16,581,958
Issued in connection with reorganization (Note 10)	—	—	5,312	114,258
Issued in reinvestment of distributions	956,169	17,861,230	767,435	16,392,408
Redeemed	(1,240,586)	(25,713,987)	(1,477,752)	(33,088,095)
	1,038,457	19,239,264	37,827	529
R Class/Shares Authorized	40,000,000		40,000,000
Sold	979,206	23,473,597	554,024	13,999,728
Issued in connection with reorganization (Note 10)	—	—	568,103	13,685,676
Issued in reinvestment of distributions	382,413	8,225,706	296,453	7,088,192
Redeemed	(1,322,788)	(31,758,123)	(1,121,755)	(27,935,786)
	38,831	(58,820)	296,825	6,837,810
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,929,320	76,749,542	2,267,161	60,858,580
Issued in reinvestment of distributions	338,414	7,912,123	359	9,153
Redeemed	(1,287,420)	(33,761,152)	(244,291)	(6,656,626)
	1,980,314	50,900,513	2,023,229	54,211,107
Net increase (decrease)	14,177,895	$260,661,006	54,524,226	$1,321,732,036

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,499,884,080	—	—
Temporary Cash Investments	4,601	$120,137,769	—
	$5,499,888,681	$120,137,769	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$44,622	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,269,031)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange

22

rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $107,103,183.

Value of Derivative Instruments as of October 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$44,622	Unrealized depreciation on forward foreign currency exchange contracts	$1,269,031

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$2,754,731	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	15,584,442	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(1,765,931)
		$18,339,173		$(1,765,931)

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	$14,863,680
Long-term capital gains	$818,200,545	$560,881,077

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses and tax equalization, were made to capital $40,221,639, accumulated net investment loss $37,757,696, and undistributed net realized gain $(77,979,335).

23

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,403,809,587
Gross tax appreciation of investments	$1,341,709,666
Gross tax depreciation of investments	(125,492,803)
Net tax appreciation (depreciation) of investments	1,216,216,863
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	23,996
Net tax appreciation (depreciation)	$1,216,240,859
Undistributed ordinary income	—
Accumulated long-term gains	$621,479,756
Late-year ordinary loss deferral	$(23,518,163)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Reorganization

On September 12, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Vista Fund (Vista), one fund in a series issued by the corporation, were transferred to Heritage Fund (Heritage) in exchange for shares of Heritage. The purpose of the transaction was to combine two funds with matching investment objectives and similar underlying securities. The financial statements and performance history of Heritage survived after the reorganization. The reorganization was effective at the close of the NYSE on December 6, 2013.

The reorganization was accomplished by a tax-free exchange of shares. On December 6, 2013, Vista exchanged its shares for shares of Heritage as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
Vista – Investor Class	66,205,582	Heritage – Investor Class	57,086,650
Vista – Institutional Class	2,836,089	Heritage – Institutional Class	2,456,543
Vista – A Class	2,682,028	Heritage – A Class	2,306,433
Vista – C Class	5,555	Heritage – C Class	5,312
Vista – R Class	668,896	Heritage – R Class	568,103

The net assets of Vista and Heritage immediately before the reorganization were $1,549,352,534 and $4,468,145,045, respectively. Vista’s unrealized appreciation of $520,936,072 was combined with that of Heritage. Immediately after the reorganization, the combined net assets were $6,017,497,579.

Assuming the reorganization had been completed on November 1, 2013, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2014 are as follows:

Net investment income (loss)	$(36,359,829)
Net realized and unrealized gain (loss)	522,241,877
Net increase (decrease) in net assets resulting from operations	$485,882,048

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Vista that have been included in the fund’s Statement of Operations since December 6, 2013.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$26.89	(0.11)	1.66	1.55	(3.85)	$24.59	7.11%	1.00%	(0.42)%	62%	$4,349,601
2014	$28.45	(0.14)	2.18	2.04	(3.60)	$26.89	8.33%	1.00%	(0.55)%	73%	$4,449,377
2013	$22.44	(0.07)	6.55	6.48	(0.47)	$28.45	29.43%	1.00%	(0.29)%	70%	$3,016,930
2012	$20.51	(0.06)	1.99	1.93	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
2011	$19.21	(0.07)	1.37	1.30	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
Institutional Class
2015	$27.81	(0.06)	1.72	1.66	(3.85)	$25.62	7.33%	0.80%	(0.22)%	62%	$163,670
2014	$29.25	(0.09)	2.25	2.16	(3.60)	$27.81	8.53%	0.80%	(0.35)%	73%	$198,895
2013	$23.01	(0.02)	6.73	6.71	(0.47)	$29.25	29.70%	0.80%	(0.09)%	70%	$243,548
2012	$20.99	(0.01)	2.03	2.02	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
2011	$19.62	(0.03)	1.40	1.37	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
A Class
2015	$25.78	(0.16)	1.56	1.40	(3.85)	$23.33	6.88%	1.25%	(0.67)%	62%	$798,879
2014	$27.48	(0.20)	2.10	1.90	(3.60)	$25.78	8.04%	1.25%	(0.80)%	73%	$869,381
2013	$21.74	(0.13)	6.34	6.21	(0.47)	$27.48	29.13%	1.25%	(0.54)%	70%	$1,092,574
2012	$19.92	(0.11)	1.93	1.82	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795
2011	$18.70	(0.12)	1.34	1.22	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$23.10	(0.30)	1.36	1.06	(3.85)	$20.31	6.09%	2.00%	(1.42)%	62%	$134,096
2014	$25.16	(0.35)	1.89	1.54	(3.60)	$23.10	7.25%	2.00%	(1.55)%	73%	$128,522
2013	$20.09	(0.28)	5.82	5.54	(0.47)	$25.16	28.10%	2.00%	(1.29)%	70%	$139,064
2012	$18.55	(0.25)	1.79	1.54	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
2011	$17.55	(0.26)	1.26	1.00	—	$18.55	5.75%	2.01%	(1.35)%	95%	$115,641
R Class
2015	$25.97	(0.22)	1.58	1.36	(3.85)	$23.48	6.60%	1.50%	(0.92)%	62%	$53,731
2014	$27.72	(0.27)	2.12	1.85	(3.60)	$25.97	7.80%	1.50%	(1.05)%	73%	$58,426
2013	$21.99	(0.20)	6.40	6.20	(0.47)	$27.72	28.74%	1.50%	(0.79)%	70%	$54,129
2012	$20.20	(0.16)	1.95	1.79	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
2011	$19.01	(0.18)	1.37	1.19	—	$20.20	6.26%	1.51%	(0.85)%	95%	$32,023
R6 Class
2015	$27.86	(0.02)	1.73	1.71	(3.85)	$25.72	7.48%	0.65%	(0.07)%	62%	$103,017
2014	$29.25	(0.07)	2.28	2.21	(3.60)	$27.86	8.72%	0.65%	(0.20)%	73%	$56,442
2013(3)	$27.22	—(4)	2.03	2.03	—	$29.25	7.46%	0.65%(5)	(0.07)%(5)	70%(6)	$74

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

28

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

33

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $874,400,892, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

The fund utilized earnings and profits of $56,200,347 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87643 1512

ANNUAL REPORT	OCTOBER 31, 2015

New Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	3.54%(1)	12.36%(1)	8.12%	7.59%	12/26/96
Russell 2500 Growth Index	—	4.17%	14.24%	9.29%	7.79%	—
Institutional Class	TWNIX	3.77%(1)	12.59%(1)	—	13.47%	3/1/10
A Class	TWNAX					3/1/10
No sales charge*		3.31%(1)	12.08%(1)	—	12.97%(1)
With sales charge*		-2.66%(1)	10.75%(1)	—	11.79%(1)
C Class	TWNCX	2.59%(1)	11.26%(1)	—	12.12%(1)	3/1/10
R Class	TWNRX	3.08%(1)	11.79%(1)	—	12.68%(1)	3/1/10
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $21,830*

Russell 2500 Growth Index — $24,313

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.51%	1.31%	1.76%	2.51%	2.01%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jackie Wagner

In March 2015, portfolio manager Jeffrey Otto left the New Opportunities management team and portfolio manager Jackie Wagner was promoted from Senior Analyst on the team.

Performance Summary

New Opportunities returned 3.54%* for the 12 months ended October 31, 2015, lagging the 4.17% return of the portfolio’s benchmark, the Russell 2500 Growth Index.

U.S. stock indices delivered positive returns during the reporting period amid considerable volatility and variation among sector returns. Within the Russell 2500 Growth Index, information technology and health care were the top-performing sectors on a total-return basis, gaining a little over 10% each. Energy stocks fell nearly 40% as commodity prices plunged. Telecommunication services stocks also declined sharply.

New Opportunities received positive absolute contributions from all sectors in which it was invested except energy and consumer staples. Stock decisions in the health care, information technology, and consumer staples sectors were key performance detractors relative to the Russell index. Stock selection in the financials, consumer discretionary, and industrials sectors benefited results versus the benchmark.

Health Care Stocks Hampered Relative Results

Stock choices in the health care sector detracted from relative results, although an overweight allocation to the sector was beneficial. Although health care stocks performed well over the 12-month period, news stories late in the fiscal year focused on high prescription drug prices, which have now become a topic of the 2016 presidential election. The pricing scrutiny led to a broad-based sell-off in the health care sector. Specialty pharmaceutical firm Horizon Pharma detracted despite reporting solid results as the stock was caught up in the drug pricing sell-off. Medical device maker Cardiovascular Systems also fell following weak results attributed to poor sales force execution. The holding was eliminated from the portfolio.

In information technology, stock selection hurt performance. Barracuda Networks was a significant detractor. The company, which provides security, networking, and application delivery, as well as data storage, protection and disaster recovery services, reported better-than-expected results, but billings growth—a leading indicator of future revenues—decelerated. Barracuda was eliminated.

Among other key detractors, Horsehead Holding, a producer of specialty zinc and zinc-based products, reported lower-than-expected production in June. Zinc prices have fallen significantly since May as rising exports from China and Japan deepen the global oversupply. The holding was eliminated. LKQ, which primarily provides after-market and recycled collision and mechanical parts for automobiles, was hurt by currency exposure to the euro and falling scrap steel prices. Additionally, investors appeared impatient with progress in Europe following acquisitions there last year.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials and Consumer Discretionary Stocks Aided Performance

Stock selection among financials stocks was the top contributor to performance relative to the benchmark. Choices in the consumer finance and real estate management and development industries were especially beneficial.

Stock selection in the consumer discretionary sector was also positive, led by decisions in the textiles, apparel, and luxury goods industry. Footwear wholesaler and retailer Skechers U.S.A. benefited from positive trends in athletic shoes and has a strong product portfolio in the U.S. Non-U.S. markets are driving the company’s long-term growth. Pizza chain Papa John’s International continued to grow same-store sales. Its better use of technology, including mobile ordering, allows its restaurants to take market share from local “mom and pop” pizza restaurants.

Elsewhere, payment-processing company Vantiv was a top contributor. The company reported solid results with improving margins and topline growth. In health care, biotechnology firm Anacor Pharmaceuticals, which focuses on topical applications, announced positive results for its drug to treat eczema, which is expected to get FDA approval next year. The company also has benefited from strong sales growth for its drug to treat toenail fungus.

Outlook

As of October 31, 2015, energy and materials stocks were the largest overweights relative to the Russell index, while health care and telecommunication services represented the largest underweights. New Opportunities’ investment process focuses on small and mid-sized companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Middleby Corp. (The)	2.0%
CoStar Group, Inc.	2.0%
Vantiv, Inc., Class A	1.8%
LKQ Corp.	1.7%
Snap-On, Inc.	1.7%
Fortune Brands Home & Security, Inc.	1.7%
Tyler Technologies, Inc.	1.6%
Brunswick Corp.	1.5%
Signature Bank	1.5%
Sabre Corp.	1.4%

Top Five Industries	% of net assets
Biotechnology	6.3%
Software	5.8%
Hotels, Restaurants and Leisure	5.2%
IT Services	5.2%
Health Care Equipment and Supplies	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.3%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15-10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$958.30	$6.81	1.38%
Investor Class (before waiver)	$1,000	$958.30(2)	$7.40	1.50%
Institutional Class (after waiver)	$1,000	$959.60	$5.83	1.18%
Institutional Class (before waiver)	$1,000	$959.60(2)	$6.42	1.30%
A Class (after waiver)	$1,000	$956.90	$8.04	1.63%
A Class (before waiver)	$1,000	$956.90(2)	$8.63	1.75%
C Class (after waiver)	$1,000	$954.10	$11.72	2.38%
C Class (before waiver)	$1,000	$954.10(2)	$12.31	2.50%
R Class (after waiver)	$1,000	$956.30	$9.27	1.88%
R Class (before waiver)	$1,000	$956.30(2)	$9.86	2.00%
Hypothetical
Investor Class (after waiver)	$1,000	$1,018.25	$7.02	1.38%
Investor Class (before waiver)	$1,000	$1,017.64	$7.63	1.50%
Institutional Class (after waiver)	$1,000	$1,019.26	$6.01	1.18%
Institutional Class (before waiver)	$1,000	$1,018.65	$6.61	1.30%
A Class (after waiver)	$1,000	$1,016.99	$8.29	1.63%
A Class (before waiver)	$1,000	$1,016.38	$8.89	1.75%
C Class (after waiver)	$1,000	$1,013.21	$12.08	2.38%
C Class (before waiver)	$1,000	$1,012.60	$12.68	2.50%
R Class (after waiver)	$1,000	$1,015.73	$9.55	1.88%
R Class (before waiver)	$1,000	$1,015.12	$10.16	2.00%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 0.5%
B/E Aerospace, Inc.	21,468	$1,007,923
Air Freight and Logistics — 0.6%
XPO Logistics, Inc.(1)	40,067	1,112,260
Airlines — 0.7%
Alaska Air Group, Inc.	16,806	1,281,458
Banks — 3.8%
BankUnited, Inc.	38,415	1,428,270
Cathay General Bancorp	42,006	1,314,788
FCB Financial Holdings, Inc., Class A(1)	47,999	1,706,844
Signature Bank(1)	18,609	2,771,252
		7,221,154
Beverages — 0.5%
Coca-Cola Bottling Co. Consolidated	4,927	1,040,632
Biotechnology — 6.3%
ACADIA Pharmaceuticals, Inc.(1)	9,636	335,526
Agios Pharmaceuticals, Inc.(1)	4,536	330,493
Aimmune Therapeutics, Inc.(1)	16,608	249,950
Alder Biopharmaceuticals, Inc.(1)	14,561	465,661
Alkermes plc(1)	14,126	1,015,942
AMAG Pharmaceuticals, Inc.(1)	7,036	281,440
Anacor Pharmaceuticals, Inc.(1)	9,459	1,063,286
Bluebird Bio, Inc.(1)	3,870	298,493
Cepheid, Inc.(1)	8,433	281,662
Clovis Oncology, Inc.(1)	4,606	460,186
Dyax Corp.(1)	20,272	558,088
Eagle Pharmaceuticals, Inc.(1)	6,180	393,728
Exelixis, Inc.(1)	48,923	294,516
Intercept Pharmaceuticals, Inc.(1)	2,317	364,232
Isis Pharmaceuticals, Inc.(1)	14,339	690,423
Kite Pharma, Inc.(1)	6,248	425,176
Neurocrine Biosciences, Inc.(1)	10,004	491,096
Novavax, Inc.(1)	42,336	285,768
Opko Health, Inc.(1)	39,090	369,401
Portola Pharmaceuticals, Inc.(1)	8,104	385,831
Radius Health, Inc.(1)	5,508	353,779
Seattle Genetics, Inc.(1)	12,907	535,511
Spark Therapeutics, Inc.(1)	4,831	260,391
TESARO, Inc.(1)	6,148	279,550
Ultragenyx Pharmaceutical, Inc.(1)	5,176	514,236
United Therapeutics Corp.(1)	5,712	837,551
		11,821,916

10

	Shares	Value
Building Products — 4.3%
Apogee Enterprises, Inc.	23,853	$1,181,439
Fortune Brands Home & Security, Inc.	59,707	3,124,467
Lennox International, Inc.	16,286	2,162,944
Masonite International Corp.(1)	27,335	1,636,547
		8,105,397
Capital Markets — 1.5%
Evercore Partners, Inc., Class A	22,299	1,204,146
Lazard Ltd., Class A	33,204	1,538,009
		2,742,155
Chemicals — 3.0%
Ashland, Inc.	17,470	1,916,808
Huntsman Corp.	53,481	704,345
International Flavors & Fragrances, Inc.	16,043	1,861,950
PolyOne Corp.	36,297	1,213,772
		5,696,875
Commercial Services and Supplies — 2.0%
KAR Auction Services, Inc.	52,698	2,023,603
Multi-Color Corp.	23,394	1,820,989
		3,844,592
Communications Equipment — 1.5%
Infinera Corp.(1)	50,365	995,212
Palo Alto Networks, Inc.(1)	5,017	807,737
Ruckus Wireless, Inc.(1)	94,977	1,071,341
		2,874,290
Construction Materials — 1.3%
Headwaters, Inc.(1)	60,400	1,241,220
Summit Materials, Inc., Class A(1)	59,844	1,260,315
		2,501,535
Containers and Packaging — 2.6%
Ball Corp.	28,545	1,955,333
Berry Plastics Group, Inc.(1)	45,998	1,540,933
Graphic Packaging Holding Co.	100,014	1,416,198
		4,912,464
Distributors — 1.7%
LKQ Corp.(1)	109,031	3,228,408
Diversified Consumer Services — 1.4%
Nord Anglia Education, Inc.(1)	64,581	1,265,788
ServiceMaster Global Holdings, Inc.(1)	38,807	1,383,469
		2,649,257
Diversified Financial Services — 2.3%
CBOE Holdings, Inc.	13,779	923,744
MarketAxess Holdings, Inc.	12,717	1,288,359
MSCI, Inc., Class A	31,403	2,104,001
		4,316,104

11

	Shares	Value
Electrical Equipment — 1.1%
Acuity Brands, Inc.	9,713	$2,123,262
Electronic Equipment, Instruments and Components — 0.4%
Mercury Systems, Inc.(1)	43,013	738,103
Food and Staples Retailing — 0.6%
United Natural Foods, Inc.(1)	20,722	1,045,425
Food Products — 2.1%
Flowers Foods, Inc.	57,787	1,560,249
Hain Celestial Group, Inc. (The)(1)	30,162	1,503,576
J&J Snack Foods Corp.	7,077	868,985
		3,932,810
Health Care Equipment and Supplies — 5.0%
ABIOMED, Inc.(1)	4,457	328,303
Align Technology, Inc.(1)	8,315	544,300
Cooper Cos., Inc. (The)	4,817	733,918
DexCom, Inc.(1)	17,774	1,480,930
Glaukos Corp.(1)	15,610	312,824
Nevro Corp.(1)	18,563	756,813
NuVasive, Inc.(1)	38,412	1,811,510
STERIS Corp.	15,617	1,170,494
Teleflex, Inc.	17,165	2,282,945
		9,422,037
Health Care Providers and Services — 3.4%
Adeptus Health, Inc., Class A(1)	36,851	2,391,262
AMN Healthcare Services, Inc.(1)	9,689	274,877
Centene Corp.(1)	13,913	827,545
ExamWorks Group, Inc.(1)	45,641	1,288,902
LHC Group, Inc.(1)	17,540	790,440
Team Health Holdings, Inc.(1)	7,757	462,860
Tenet Healthcare Corp.(1)	13,287	416,813
		6,452,699
Health Care Technology — 1.7%
athenahealth, Inc.(1)	4,838	737,553
Evolent Health, Inc.(1)	54,462	699,837
HMS Holdings Corp.(1)	55,974	589,406
Medidata Solutions, Inc.(1)	12,432	534,576
Press Ganey Holdings, Inc.(1)	22,647	709,757
		3,271,129
Hotels, Restaurants and Leisure — 5.2%
Buffalo Wild Wings, Inc.(1)	3,367	519,427
ClubCorp Holdings, Inc.	108,521	2,218,169
Dave & Buster's Entertainment, Inc.(1)	47,148	1,818,970
Madison Square Garden Co. (The)(1)	7,189	1,283,237
Papa John's International, Inc.	37,334	2,619,727
Texas Roadhouse, Inc.	39,095	1,342,913
		9,802,443

12

	Shares	Value
Household Durables — 2.3%
Harman International Industries, Inc.	12,130	$1,333,815
Installed Building Products, Inc.(1)	45,593	1,009,885
Jarden Corp.(1)	44,127	1,976,889
		4,320,589
Insurance — 1.3%
Allied World Assurance Co. Holdings Ltd.	40,701	1,479,888
First American Financial Corp.	28,053	1,069,661
		2,549,549
Internet Software and Services — 4.8%
comScore, Inc.(1)	36,870	1,577,299
CoStar Group, Inc.(1)	18,144	3,684,502
Demandware, Inc.(1)	15,548	881,572
Envestnet, Inc.(1)	33,070	987,470
Marketo, Inc.(1)	49,029	1,442,923
Pandora Media, Inc.(1)	23,945	275,607
Q2 Holdings, Inc.(1)	9,254	228,111
		9,077,484
IT Services — 5.2%
EPAM Systems, Inc.(1)	23,958	1,853,151
Sabre Corp.	92,427	2,709,960
Vantiv, Inc., Class A(1)	68,829	3,451,774
Virtusa Corp.(1)	29,979	1,721,694
		9,736,579
Leisure Products — 1.9%
Brunswick Corp.	51,730	2,783,591
MCBC Holdings, Inc.(1)	55,199	726,971
		3,510,562
Life Sciences Tools and Services — 1.5%
Mettler-Toledo International, Inc.(1)	2,753	856,156
PRA Health Sciences, Inc.(1)	36,477	1,278,154
Quintiles Transnational Holdings, Inc.(1)	11,746	747,633
		2,881,943
Machinery — 4.8%
ITT Corp.	18,749	742,085
Middleby Corp. (The)(1)	32,399	3,788,739
Snap-On, Inc.	18,967	3,146,436
WABCO Holdings, Inc.(1)	12,271	1,377,174
		9,054,434
Multiline Retail — 0.6%
Burlington Stores, Inc.(1)	21,886	1,052,279
Oil, Gas and Consumable Fuels — 1.3%
Diamondback Energy, Inc.(1)	12,151	897,230
Enviva Partners, LP	66,598	1,018,949
Gulfport Energy Corp.(1)	19,986	608,974
		2,525,153

13

	Shares	Value
Pharmaceuticals — 0.9%
Horizon Pharma plc(1)	39,576	$622,135
Lannett Co., Inc.(1)	11,066	495,425
Pacira Pharmaceuticals, Inc.(1)	8,754	437,262
ZS Pharma, Inc.(1)	1,839	119,553
		1,674,375
Professional Services — 1.2%
Huron Consulting Group, Inc.(1)	13,432	648,766
Korn/Ferry International	46,530	1,692,296
		2,341,062
Real Estate Investment Trusts (REITs) — 0.8%
Sun Communities, Inc.	21,800	1,461,036
Real Estate Management and Development — 0.7%
FirstService Corp.	38,536	1,355,656
Semiconductors and Semiconductor Equipment — 2.2%
Integrated Device Technology, Inc.(1)	64,055	1,633,402
M/A-COM Technology Solutions Holdings, Inc.(1)	27,988	944,315
Monolithic Power Systems, Inc.	24,385	1,522,112
		4,099,829
Software — 5.8%
Callidus Software, Inc.(1)	84,301	1,464,308
FireEye, Inc.(1)	19,470	509,141
Manhattan Associates, Inc.(1)	17,644	1,285,366
Qlik Technologies, Inc.(1)	60,679	1,903,500
ServiceNow, Inc.(1)	12,228	998,416
Splunk, Inc.(1)	14,865	834,818
Tableau Software, Inc., Class A(1)	10,830	909,287
Tyler Technologies, Inc.(1)	18,126	3,087,945
		10,992,781
Specialty Retail — 4.3%
American Eagle Outfitters, Inc.	71,256	1,088,792
Men's Wearhouse, Inc. (The)	46,276	1,850,114
Restoration Hardware Holdings, Inc.(1)	20,645	2,128,293
Signet Jewelers Ltd.	11,675	1,762,225
Ulta Salon Cosmetics & Fragrance, Inc.(1)	7,350	1,278,606
		8,108,030
Technology Hardware, Storage and Peripherals — 1.1%
Super Micro Computer, Inc.(1)	73,264	2,066,777
Textiles, Apparel and Luxury Goods — 2.3%
Hanesbrands, Inc.	76,266	2,435,936
Skechers U.S.A., Inc., Class A(1)	61,152	1,907,942
		4,343,878
Trading Companies and Distributors — 0.8%
HD Supply Holdings, Inc.(1)	49,395	1,471,477
TOTAL COMMON STOCKS (Cost $156,465,225)		183,767,801

14

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.4%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $1,743,061), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $1,709,150)		$1,709,149
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $2,910,294), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $2,849,000)		2,849,000
State Street Institutional Liquid Reserves Fund, Premier Class	521	521
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,558,670)		4,558,670
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $161,023,895)		188,326,471
OTHER ASSETS AND LIABILITIES — 0.3%		552,397
TOTAL NET ASSETS — 100.0%		$188,878,868

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,130,754	CAD	1,497,933	JPMorgan Chase Bank N.A.	11/30/15	$(14,599)
USD	47,710	CAD	62,775	JPMorgan Chase Bank N.A.	11/30/15	(290)
						$(14,889)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $161,023,895)	$188,326,471
Receivable for investments sold	3,939,454
Receivable for capital shares sold	4,318
Dividends and interest receivable	22,778
192,293,021

Liabilities
Payable for investments purchased	3,087,450
Payable for capital shares redeemed	95,326
Unrealized depreciation on forward foreign currency exchange contracts	14,889
Accrued management fees	216,103
Distribution and service fees payable	385
3,414,153

Net Assets	$188,878,868

Net Assets Consist of:
Capital (par value and paid-in surplus)	$141,535,941
Accumulated net investment loss	(1,539,601)
Undistributed net realized gain	21,594,841
Net unrealized appreciation	27,287,687
$188,878,868

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$187,604,596	16,322,893	$11.49
Institutional Class, $0.01 Par Value	$58,888	5,064	$11.63
A Class, $0.01 Par Value	$860,431	76,015	$11.32*
C Class, $0.01 Par Value	$153,786	14,217	$10.82
R Class, $0.01 Par Value	$201,167	18,040	$11.15
*Maximum offering price $12.01 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,525)	$1,026,242
Interest	955
1,027,197

Expenses:
Management fees	2,926,777
Distribution and service fees:
A Class	1,395
C Class	1,044
R Class	636
Directors' fees and expenses	6,471
2,936,323
Fees waived	(219,866)
2,716,457

Net investment income (loss)	(1,689,260)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	21,674,540
Foreign currency transactions	19,644
21,694,184
Change in net unrealized appreciation (depreciation) on:
Investments	(14,174,102)
Translation of assets and liabilities in foreign currencies	(14,889)
(14,188,991)

Net realized and unrealized gain (loss)	7,505,193

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,815,933

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$(1,689,260)	$(1,763,797)
Net realized gain (loss)	21,694,184	21,490,206
Change in net unrealized appreciation (depreciation)	(14,188,991)	(4,048,543)
Net increase (decrease) in net assets resulting from operations	5,815,933	15,677,866

Distributions to Shareholders
From net realized gains:
Investor Class	(11,647,699)	—
Institutional Class	(3,143)	—
A Class	(26,309)	—
C Class	(5,042)	—
R Class	(7,030)	—
Decrease in net assets from distributions	(11,689,223)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	7,979,713	(19,993,842)

Redemption Fees
Increase in net assets from redemption fees	11,491	8,985

Net increase (decrease) in net assets	2,117,914	(4,306,991)

Net Assets
Beginning of period	186,760,954	191,067,945
End of period	$188,878,868	$186,760,954

Accumulated net investment loss	$(1,539,601)	$(1,539,393)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class. From November 1, 2014 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.10% of the fund's management fee.  Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until February 28, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2015 was $218,875, $64, $658, $123, and $146 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2015 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2015 was 1.39% for the Investor Class, A Class, C Class and R Class and 1.19% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $176,955,780 and $183,057,579, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,400,696	$17,280,896	670,786	$7,648,874
Issued in reinvestment of distributions	1,005,158	10,905,967	—	—
Redeemed	(1,762,751)	(20,908,191)	(2,422,255)	(27,644,383)
	643,103	7,278,672	(1,751,469)	(19,995,509)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	658	8,455	—	—
Issued in reinvestment of distributions	287	3,143	—	—
	945	11,598	—	—
A Class/Shares Authorized	20,000,000		25,000,000
Sold	48,512	578,726	7,111	80,085
Issued in reinvestment of distributions	2,393	25,627	—	—
Redeemed	(8,474)	(99,565)	(3,258)	(35,806)
	42,431	504,788	3,853	44,279
C Class/Shares Authorized	20,000,000		25,000,000
Sold	7,590	89,494	967	10,481
Issued in reinvestment of distributions	489	5,042	—	—
Redeemed	(520)	(6,169)	(5,463)	(60,448)
	7,559	88,367	(4,496)	(49,967)
R Class/Shares Authorized	20,000,000		25,000,000
Sold	12,577	138,440	972	10,912
Issued in reinvestment of distributions	665	7,030	—	—
Redeemed	(4,523)	(49,182)	(319)	(3,557)
	8,719	96,288	653	7,355
Net increase (decrease)	702,757	$7,979,713	(1,751,459)	$(19,993,842)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$182,412,145	$1,355,656	—
Temporary Cash Investments	521	4,558,149	—
	$182,412,666	$5,913,805	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(14,889)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,118,270.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $14,889 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $18,046 in net realized gain (loss) on foreign currency transactions and $(14,889) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$11,689,223	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$162,177,562
Gross tax appreciation of investments	$35,639,663
Gross tax depreciation of investments	(9,490,754)
Net tax appreciation (depreciation) of investments	$26,148,909
Undistributed ordinary income	—
Accumulated long-term gains	$22,748,508
Late-year ordinary loss deferral	$(1,554,490)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.87	(0.10)	0.48	0.38	(0.76)	$11.49	3.54%	1.39%	1.50%	(0.86)%	(0.97)%	93%	$187,605
2014	$10.93	(0.11)	1.05	0.94	—	$11.87	8.60%	1.48%	1.50%	(0.93)%	(0.95)%	76%	$186,134
2013	$8.13	(0.06)	2.86	2.80	—	$10.93	34.44%	1.50%	1.50%	(0.62)%	(0.62)%	79%	$190,490
2012	$7.47	(0.02)	0.68	0.66	—	$8.13	8.84%	1.50%	1.50%	(0.22)%	(0.22)%	63%	$154,517
2011	$6.86	(0.07)	0.68	0.61	—	$7.47	8.89%	1.50%	1.50%	(0.95)%	(0.95)%	107%	$158,117
Institutional Class
2015	$11.98	(0.08)	0.49	0.41	(0.76)	$11.63	3.77%	1.19%	1.30%	(0.66)%	(0.77)%	93%	$59
2014	$11.01	(0.08)	1.05	0.97	—	$11.98	8.81%	1.28%	1.30%	(0.73)%	(0.75)%	76%	$49
2013	$8.17	(0.04)	2.88	2.84	—	$11.01	34.76%	1.30%	1.30%	(0.42)%	(0.42)%	79%	$45
2012	$7.49	—(3)	0.68	0.68	—	$8.17	9.08%	1.30%	1.30%	(0.02)%	(0.02)%	63%	$34
2011	$6.87	(0.06)	0.68	0.62	—	$7.49	9.02%	1.30%	1.30%	(0.75)%	(0.75)%	107%	$31
A Class
2015	$11.73	(0.13)	0.48	0.35	(0.76)	$11.32	3.31%	1.64%	1.75%	(1.11)%	(1.22)%	93%	$860
2014	$10.83	(0.13)	1.03	0.90	—	$11.73	8.31%	1.73%	1.75%	(1.18)%	(1.20)%	76%	$394
2013	$8.08	(0.08)	2.83	2.75	—	$10.83	34.03%	1.75%	1.75%	(0.87)%	(0.87)%	79%	$322
2012	$7.44	(0.04)	0.68	0.64	—	$8.08	8.60%	1.75%	1.75%	(0.47)%	(0.47)%	63%	$239
2011	$6.85	(0.09)	0.68	0.59	—	$7.44	8.61%	1.75%	1.75%	(1.20)%	(1.20)%	107%	$282

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.33	(0.21)	0.46	0.25	(0.76)	$10.82	2.59%	2.39%	2.50%	(1.86)%	(1.97)%	93%	$154
2014	$10.53	(0.21)	1.01	0.80	—	$11.33	7.50%	2.48%	2.50%	(1.93)%	(1.95)%	76%	$75
2013	$7.91	(0.15)	2.77	2.62	—	$10.53	33.12%	2.50%	2.50%	(1.62)%	(1.62)%	79%	$117
2012	$7.34	(0.09)	0.66	0.57	—	$7.91	7.77%	2.50%	2.50%	(1.22)%	(1.22)%	63%	$80
2011	$6.81	(0.15)	0.68	0.53	—	$7.34	7.78%	2.50%	2.50%	(1.95)%	(1.95)%	107%	$57
R Class
2015	$11.59	(0.16)	0.48	0.32	(0.76)	$11.15	3.08%	1.89%	2.00%	(1.36)%	(1.47)%	93%	$201
2014	$10.73	(0.16)	1.02	0.86	—	$11.59	8.12%	1.98%	2.00%	(1.43)%	(1.45)%	76%	$108
2013	$8.02	(0.11)	2.82	2.71	—	$10.73	33.67%	2.00%	2.00%	(1.12)%	(1.12)%	79%	$93
2012	$7.40	(0.06)	0.68	0.62	—	$8.02	8.38%	2.00%	2.00%	(0.72)%	(0.72)%	63%	$62
2011	$6.84	(0.11)	0.67	0.56	—	$7.40	8.19%	2.00%	2.00%	(1.45)%	(1.45)%	107%	$48

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

27

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and slightly below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

32

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a reduction of the Fund's annual unified management fee of 0.15% (e.g., the Investor Class unified fee will be reduced from 1.50% to 1.35%) for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,689,223, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87640 1512

ANNUAL REPORT	OCTOBER 31, 2015

NT Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLTX	8.97%	13.41%	8.75%	5/12/06
Russell 1000 Growth Index	—	9.18%	15.29%	9.02%	—
R6 Class	ACDTX	9.16%	—	13.73%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Institutional Class — $22,146

Russell 1000 Growth Index — $22,672

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.77%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Prescott LeGard

Performance Summary

NT Growth returned 8.97%* for the 12 months ended October 31, 2015, in line with the 9.18% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted strong returns during the reporting period amid volatility and considerable variation within sector returns. Within the Russell 1000 Growth Index, consumer discretionary was the top-performing sector, gaining about 20%. Consumer staples and information technology also registered double-digit gains. Energy stocks continued to struggle with plunging commodity prices and fell nearly 31%. Utilities also declined sharply.

NT Growth received positive contributions to absolute return from most sectors in which it was invested, led by information technology and consumer discretionary. Energy and financials were the only negative contributors. Stock decisions in the consumer discretionary, consumer staples, and financials sectors were the primary sources of underperformance relative to the Russell index. Stock selection and an overweight to information technology aided relative performance, as did stock selection in materials and energy.

Consumer Discretionary and Staples Were Key Detractors

Stock decisions in the consumer discretionary sector hurt performance. Not owning index component Starbucks was a major detractor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. The rollout of its mobile ordering application has exceeded expectations as well.

In consumer staples, stock selection in the food products industry, and no exposure to the tobacco industry, weighed on performance. Because the fund does not invest in tobacco stocks, performance relative to the benchmark will benefit in periods when these companies underperform, and will suffer when they outperform. Tobacco stocks performed well during the reporting period, so not owning index components Altria Group and Reynolds American detracted. An overweight position in baby formula maker Mead Johnson Nutrition was a significant detractor, as a difficult environment in Hong Kong dragged down the stock. We believe this is a transitory issue and continue to have a positive view of the underlying growth rate for the company.

In financials, underweighting real estate investment trusts hampered results as the industry performed better than expected due to the Federal Reserve’s caution in raising interest rates. Asset manager Franklin Resources detracted as assets under management and fund flows have deteriorated. The holding was eliminated.

Other significant individual detractors included Exxon Mobil and Caterpillar. Petroleum giant Exxon Mobil, which is not in the index, suffered as oil prices plunged. Industrial equipment company Caterpillar struggled as investors worried about weak global growth, especially in China. Both holdings were eliminated from the portfolio.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Information Technology Aided Performance

Stock selection in information technology and an overweight in the sector helped relative performance. Credit card company Visa was a significant contributor, reporting strong results that beat expectations. The market is looking forward to the potential benefits from an acquisition of Visa Europe. Video game maker Electronic Arts continued to execute, reporting strong results consistent with our investment thesis of improving operating margins.

Stock selection in the materials sector, especially among chemicals firms, benefited performance. Underweighting the weak sector also was positive. Positioning in energy was similarly beneficial, especially among energy equipment and services companies, as the sector struggled with falling prices and concerns about global growth.

Significant individual contributors included online travel agent Expedia, which continued to report very strong results with hotel room nights, bookings, and revenue growth all better than expected in both the U.S. and globally. The company benefited from regulatory approval of its planned purchase of rival Orbitz, as well as from exiting its money-losing Chinese partnership. O’Reilly Automotive was a top contributor. The auto parts retailer continues to report stronger-than-expected sales on favorable trends of higher vehicle miles driven and lower gasoline prices.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what the investment team believes to be superior individual securities.

As of October 31, 2015, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the health care and technology sectors. Financials and consumer staples represented the largest underweights.

Positioning in the IT services, communications equipment, and software industries drove the information technology sector overweight. The health care allocation recognizes that medical device companies should see a better environment from higher utilization. Pharmaceutical and biotechnology pipelines are robust, with ample clinical trial readouts, and recently launched products are materially additive.

4

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	5.3%
PepsiCo, Inc.	5.3%
Apple, Inc.	4.9%
Visa, Inc., Class A	4.4%
Amazon.com, Inc.	4.0%
Facebook, Inc., Class A	3.4%
Comcast Corp., Class A	2.8%
Lockheed Martin Corp.	2.5%
O'Reilly Automotive, Inc.	2.4%
Walt Disney Co. (The)	2.4%

Top Five Industries	% of net assets
Internet Software and Services	10.0%
IT Services	6.5%
Pharmaceuticals	6.2%
Internet and Catalog Retail	6.2%
Biotechnology	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Exchange-Traded Funds	0.1%
Total Equity Exposure	99.4%
Other Assets and Liabilities	0.6%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,037.30	$3.95	0.77%
R6 Class	$1,000	$1,038.00	$3.18	0.62%
Hypothetical
Institutional Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 4.8%
Boeing Co. (The)	173,461	$25,684,370
Lockheed Martin Corp.	124,029	27,265,295
		52,949,665
Airlines — 1.3%
Alaska Air Group, Inc.	77,466	5,906,782
Delta Air Lines, Inc.	170,528	8,669,644
		14,576,426
Beverages — 5.3%
PepsiCo, Inc.	572,273	58,480,578
Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc.(1)	79,030	13,909,280
Biogen, Inc.(1)	60,705	17,635,410
Gilead Sciences, Inc.	201,925	21,834,150
Incyte Corp.(1)	49,268	5,790,468
Regeneron Pharmaceuticals, Inc.(1)	14,512	8,088,844
		67,258,152
Chemicals — 2.9%
Dow Chemical Co. (The)	235,704	12,178,826
PPG Industries, Inc.	79,678	8,307,228
Sherwin-Williams Co. (The)	45,787	12,217,345
		32,703,399
Communications Equipment — 1.4%
Cisco Systems, Inc.	260,739	7,522,320
QUALCOMM, Inc.	126,369	7,508,846
		15,031,166
Energy Equipment and Services — 0.7%
Halliburton Co.	199,134	7,642,763
Food and Staples Retailing — 0.8%
Kroger Co. (The)	230,599	8,716,642
Food Products — 1.7%
ConAgra Foods, Inc.	129,298	5,243,034
Mead Johnson Nutrition Co.	168,224	13,794,368
		19,037,402
Health Care Equipment and Supplies — 2.4%
C.R. Bard, Inc.	43,151	8,041,189
Cooper Cos., Inc. (The)	44,745	6,817,348
Intuitive Surgical, Inc.(1)	23,668	11,753,529
		26,612,066
Health Care Providers and Services — 2.9%
Cardinal Health, Inc.	160,083	13,158,823
Express Scripts Holding Co.(1)	220,082	19,010,683
		32,169,506

7

	Shares	Value
Health Care Technology — 0.6%
Cerner Corp.(1)	96,981	$6,428,870
Hotels, Restaurants and Leisure — 1.6%
Chipotle Mexican Grill, Inc.(1)	17,386	11,131,039
Las Vegas Sands Corp.	143,719	7,115,527
		18,246,566
Household Products — 0.6%
Church & Dwight Co., Inc.	76,377	6,575,296
Industrial Conglomerates — 1.9%
3M Co.	132,991	20,907,515
Insurance — 1.5%
Aflac, Inc.	124,519	7,938,086
American International Group, Inc.	139,680	8,808,221
		16,746,307
Internet and Catalog Retail — 6.2%
Amazon.com, Inc.(1)	70,740	44,276,166
Expedia, Inc.	142,314	19,397,398
TripAdvisor, Inc.(1)	56,585	4,740,691
		68,414,255
Internet Software and Services — 10.0%
Alphabet, Inc., Class A(1)	80,080	59,050,191
Facebook, Inc., Class A(1)	372,260	37,959,352
LinkedIn Corp., Class A(1)	40,492	9,753,308
Pandora Media, Inc.(1)	318,280	3,663,403
		110,426,254
IT Services — 6.5%
Alliance Data Systems Corp.(1)	26,110	7,762,764
Cognizant Technology Solutions Corp., Class A(1)	58,133	3,959,439
Fiserv, Inc.(1)	124,003	11,967,529
Visa, Inc., Class A	627,908	48,713,103
		72,402,835
Life Sciences Tools and Services — 1.2%
Illumina, Inc.(1)	42,417	6,077,508
Mettler-Toledo International, Inc.(1)	8,521	2,649,946
Waters Corp.(1)	36,254	4,633,261
		13,360,715
Machinery — 1.6%
Parker-Hannifin Corp.	53,194	5,569,412
WABCO Holdings, Inc.(1)	39,619	4,446,440
Wabtec Corp.	93,649	7,760,693
		17,776,545
Media — 5.8%
Comcast Corp., Class A	504,228	31,574,757
Sirius XM Holdings, Inc.(1)	1,604,403	6,545,964
Walt Disney Co. (The)	231,440	26,323,986
		64,444,707

8

	Shares	Value
Multiline Retail — 1.9%
Dollar Tree, Inc.(1)	226,984	$14,865,182
Macy's, Inc.	111,650	5,691,917
		20,557,099
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	73,004	8,461,894
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	93,812	7,548,114
Pharmaceuticals — 6.2%
Allergan plc(1)	27,416	8,457,014
Bristol-Myers Squibb Co.	247,552	16,326,054
Jazz Pharmaceuticals plc(1)	21,769	2,988,448
Johnson & Johnson	96,650	9,764,550
Perrigo Co. plc	40,431	6,377,586
Pfizer, Inc.	325,049	10,993,157
Teva Pharmaceutical Industries Ltd. ADR	133,919	7,926,666
Zoetis, Inc.	131,915	5,673,664
		68,507,139
Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	54,635	11,006,767
Road and Rail — 0.8%
Union Pacific Corp.	102,508	9,159,090
Semiconductors and Semiconductor Equipment — 2.1%
Maxim Integrated Products, Inc.	226,510	9,282,380
Skyworks Solutions, Inc.	46,473	3,589,574
Xilinx, Inc.	229,497	10,928,647
		23,800,601
Software — 5.8%
Adobe Systems, Inc.(1)	114,121	10,117,968
Electronic Arts, Inc.(1)	152,317	10,977,486
Intuit, Inc.	86,649	8,442,212
Microsoft Corp.	76,455	4,024,591
Oracle Corp.	634,445	24,641,844
Splunk, Inc.(1)	105,031	5,898,541
		64,102,642
Specialty Retail — 5.2%
O'Reilly Automotive, Inc.(1)	95,344	26,339,734
Ross Stores, Inc.	233,069	11,788,630
TJX Cos., Inc. (The)	273,744	20,035,323
		58,163,687
Technology Hardware, Storage and Peripherals — 4.9%
Apple, Inc.	459,107	54,863,287
Textiles, Apparel and Luxury Goods — 0.6%
Carter's, Inc.	78,730	7,154,982
Wireless Telecommunication Services — 1.5%
SBA Communications Corp., Class A(1)	144,113	17,152,329
TOTAL COMMON STOCKS (Cost $870,432,667)		1,101,385,261

9

	Shares	Value
EXCHANGE-TRADED FUNDS — 0.1%
iShares Russell 1000 Growth ETF (Cost $985,213)	10,497	$1,061,142
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $871,417,880)		1,102,446,403
OTHER ASSETS AND LIABILITIES — 0.6%		6,266,379
TOTAL NET ASSETS — 100.0%		$1,108,712,782

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $871,417,880)	$1,102,446,403
Receivable for investments sold	24,259,824
Dividends and interest receivable	122,908
1,126,829,135

Liabilities
Disbursements in excess of demand deposit cash	2,481,474
Payable for investments purchased	14,857,965
Payable for capital shares redeemed	82,172
Accrued management fees	694,742
18,116,353

Net Assets	$1,108,712,782

Net Assets Consist of:
Capital (par value and paid-in surplus)	$813,719,582
Undistributed net investment income	3,573,823
Undistributed net realized gain	60,390,854
Net unrealized appreciation	231,028,523
$1,108,712,782

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,051,077,097	67,521,133	$15.57
R6 Class, $0.01 Par Value	$57,635,685	3,702,503	$15.57

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $23,417)	$15,055,747
Interest	3,963
15,059,710

Expenses:
Management fees	8,842,658
Directors' fees and expenses	38,529
Other expenses	635
8,881,822

Net investment income (loss)	6,177,888

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	77,109,050
Futures contract transactions	2,886,730
79,995,780

Change in net unrealized appreciation (depreciation) on investments	29,436,427

Net realized and unrealized gain (loss)	109,432,207

Net Increase (Decrease) in Net Assets Resulting from Operations	$115,610,095

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$6,177,888	$5,886,437
Net realized gain (loss)	79,995,780	190,149,182
Change in net unrealized appreciation (depreciation)	29,436,427	(42,727,202)
Net increase (decrease) in net assets resulting from operations	115,610,095	153,308,417

Distributions to Shareholders
From net investment income:
Institutional Class	(6,018,552)	(5,994,161)
R6 Class	(241,854)	(63,884)
From net realized gains:
Institutional Class	(176,148,301)	(39,897,401)
R6 Class	(5,428,799)	(337,944)
Decrease in net assets from distributions	(187,837,506)	(46,293,390)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(90,080,395)	160,105,574

Net increase (decrease) in net assets	(162,307,806)	267,120,601

Net Assets
Beginning of period	1,271,020,588	1,003,899,987
End of period	$1,108,712,782	$1,271,020,588

Undistributed net investment income	$3,573,823	$4,316,340

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

15

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.77% for the Institutional Class and 0.62% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $939,593,338 and $1,215,168,810, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	420,000,000		300,000,000
Sold	12,706,258	$190,286,851	10,717,121	$168,204,864
Issued in reinvestment of distributions	12,910,479	182,166,853	3,073,782	45,891,562
Redeemed	(31,516,204)	(485,196,366)	(4,925,067)	(79,243,577)
	(5,899,467)	(112,742,662)	8,865,836	134,852,849
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,849,575	42,900,849	1,838,061	28,823,154
Issued in reinvestment of distributions	402,459	5,670,653	26,932	401,828
Redeemed	(1,703,424)	(25,909,235)	(250,670)	(3,972,257)
	1,548,610	22,662,267	1,614,323	25,252,725
Net increase (decrease)	(4,350,857)	$(90,080,395)	10,480,159	$160,105,574

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,101,385,261	—	—
Exchange-Traded Funds	1,061,142	—	—
	$1,102,446,403	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $2,886,730 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$33,540,159	$13,537,820
Long-term capital gains	$154,297,347	$32,755,570

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $17,424,512, undistributed net investment income $(659,999), and undistributed net realized gain $(16,764,513).

As of October 31, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$876,247,462
Gross tax appreciation of investments	$243,655,438
Gross tax depreciation of investments	(17,456,497)
Net tax appreciation (depreciation) of investments	$226,198,941
Undistributed ordinary income	$28,779,644
Accumulated long-term gains	$40,014,615

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$16.82	0.08	1.17	1.25	(0.08)	(2.42)	(2.50)	$15.57	8.97%	0.77%	0.52%	82%	$1,051,077
2014	$15.42	0.08	2.02	2.10	(0.09)	(0.61)	(0.70)	$16.82	14.17%	0.77%	0.50%	119%	$1,234,784
2013	$12.72	0.12	3.08	3.20	(0.10)	(0.40)	(0.50)	$15.42	26.05%	0.77%	0.85%	77%	$995,575
2012	$11.92	0.09	1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
2011	$11.06	0.09	0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
R6 Class
2015	$16.82	0.10	1.18	1.28	(0.11)	(2.42)	(2.53)	$15.57	9.16%	0.62%	0.67%	82%	$57,636
2014	$15.43	0.10	2.01	2.11	(0.11)	(0.61)	(0.72)	$16.82	14.27%	0.62%	0.65%	119%	$36,237
2013(3)	$14.38	—(4)	1.05	1.05	—	—	—	$15.43	7.30%	0.62%(5)	0.09%(5)	77%(6)	$8,325

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of

25

shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $13,620,375, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $30,165,205 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $168,310,368, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

The fund utilized earnings and profits of $17,429,475 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87655 1512

ANNUAL REPORT	OCTOBER 31, 2015

NT Heritage Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLWX	7.20%	11.63%	5.36%	5/12/06
Russell Midcap Growth Index	—	4.94%	14.09%	8.14%	—
R6 Class	ACDUX	7.42%	—	10.26%	7/26/13

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Institutional Class — $16,406

Russell Midcap Growth Index — $20,988

*From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.80%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

NT Heritage returned 7.20%* for the 12 months ended October 31, 2015, outperforming the 4.94% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered positive returns during the reporting period amid volatility and a wide variation in sector returns. Within the Russell Midcap Growth Index, all sectors except energy (-35%) and utilities (-22%) posted positive returns on a total-return basis. Health care was the top-performing sector, followed closely by consumer staples.

NT Heritage received positive absolute contributions from all sectors it was invested in except energy and industrials. Information technology was the top absolute contributor. Stock decisions in the information technology, energy, and consumer staples sectors aided performance relative to the Russell Midcap Growth Index. An underweight to energy also helped. Stock selection in the industrials, health care, and consumer discretionary sectors detracted from results versus the benchmark.

Information Technology Stocks Led Contributors

Stock choices in the information technology sector, especially in the software industry, contributed significantly to performance relative to the benchmark. Video game maker Electronic Arts was a top contributor. The company continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, more video games being delivered digitally, and a gaming console refresh cycle. Semiconductor firm Avago Technologies was another top contributor. The company makes components for smartphones and other electronic devices and continued to post accelerating revenue growth and margin improvement on strength in its wireless business, primarily from Apple and Samsung.

In the energy sector, stock selection and an underweight allocation benefited performance. The portfolio largely avoided both producers and equipment and services firms as plunging prices and weak global growth weighed on energy firms.

In consumer staples, Constellation Brands, a producer and marketer of beer, wine, and spirits, was a top contributor as the company continued to see very strong sales volume and pricing in its Corona and Modelo brands. Topline results came in better than expected. Other major contributors included sports apparel maker Under Armour, which is gaining market share in the U.S. and is being aided by strong growth outside the U.S. Despite weakness toward the end of the reporting period, foodservice equipment company Middleby was a top contributor. The company stands to benefit from acquisitions such as U.K. firm AGA Rangemaster.

Industrials and Health Care Detracted

Stock selection in the industrials sector detracted from relative performance, especially among road and rail companies and airlines. The rail industry has been affected by a number of factors, including oil prices, weather, and West Coast port strikes. Portfolio-only position Canadian Pacific Railway declined as oil prices weighed on its crude-by-rail business. Kansas City Southern was hurt by currency headwinds in its Mexican business. Spirit Airlines suffered from competition from Southwest Airlines, which is ramping up capacity in Dallas, a key hub for Spirit.

*
All fund returns referenced in this commentary are for Institutional Class shares. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

In health care, stock selection among pharmaceuticals and biotechnology companies hurt performance. Specialty pharmaceutical firm Horizon Pharma, which is not in the index, detracted despite reporting solid results as the stock was caught up in the late sector sell-off that was sparked by increased scrutiny of high prescription drug prices. The holding was eliminated.

In the industrials sector, the portfolio’s overweight in machinery company Flowserve detracted. The company makes pumps, seals, and valves to end users in the oil and gas, power, chemicals, and water industries, and was caught up in concerns about plunging oil prices. The holding was eliminated. Airlines parts maker Esterline Technologies, which serves both commercial and defense customers, detracted. The company has disappointed investors with the execution of its turnaround strategy, reporting inconsistent quarters. Esterline was eliminated.

Outlook

NT Heritage’s investment process focuses primarily on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. The fund’s positioning remains largely stock specific. As of October 31, 2015, the largest overweights were in telecommunication services and industrials, while the largest underweights were in financials and materials. Current investment themes are represented in various sectors throughout the portfolio, including health care companies that are benefiting from the Affordable Care Act, companies that can take advantage of the upturn in nonresidential construction, and avoiding real estate investment trusts, which are likely to suffer once interest rates start to rise.

4

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
SBA Communications Corp., Class A	3.1%
Electronic Arts, Inc.	3.1%
Teleflex, Inc.	2.9%
Constellation Brands, Inc., Class A	2.6%
Middleby Corp. (The)	2.2%
Alliance Data Systems Corp.	2.1%
Motorola Solutions, Inc.	2.1%
Affiliated Managers Group, Inc.	1.9%
Canadian Pacific Railway Ltd., New York Shares	1.8%
Mohawk Industries, Inc.	1.7%

Top Five Industries	% of net assets
Software	6.6%
Specialty Retail	6.1%
Machinery	5.7%
Health Care Equipment and Supplies	5.5%
Household Durables	4.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(0.2)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$982.70	$4.00	0.80%
R6 Class	$1,000	$983.50	$3.25	0.65%
Hypothetical
Institutional Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 0.5%
B/E Aerospace, Inc.	69,592	$3,267,344
Airlines — 1.7%
Alaska Air Group, Inc.	62,694	4,780,418
American Airlines Group, Inc.	81,583	3,770,766
Spirit Airlines, Inc.(1)	64,624	2,398,843
		10,950,027
Auto Components — 0.8%
Delphi Automotive plc	59,732	4,969,105
Banks — 2.1%
BankUnited, Inc.	103,278	3,839,876
Signature Bank(1)	40,407	6,017,410
SVB Financial Group(1)	28,313	3,456,168
		13,313,454
Beverages — 4.3%
Boston Beer Co., Inc. (The), Class A(1)	13,361	2,933,942
Brown-Forman Corp., Class B	74,794	7,941,627
Constellation Brands, Inc., Class A	123,833	16,692,688
		27,568,257
Biotechnology — 2.5%
BioMarin Pharmaceutical, Inc.(1)	57,860	6,771,935
Incyte Corp.(1)	47,646	5,599,834
Vertex Pharmaceuticals, Inc.(1)	29,307	3,655,755
		16,027,524
Building Products — 1.2%
Lennox International, Inc.	59,077	7,846,016
Capital Markets — 1.9%
Affiliated Managers Group, Inc.(1)	67,635	12,191,885
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	181,688	5,020,040
Commercial Services and Supplies — 1.9%
KAR Auction Services, Inc.	191,010	7,334,784
Stericycle, Inc.(1)	40,163	4,874,583
		12,209,367
Communications Equipment — 2.6%
Juniper Networks, Inc.	117,310	3,682,361
Motorola Solutions, Inc.	189,342	13,248,260
		16,930,621
Consumer Finance — 0.8%
Discover Financial Services	90,246	5,073,630

7

	Shares	Value
Containers and Packaging — 1.6%
Ball Corp.	99,266	$6,799,721
Berry Plastics Group, Inc.(1)	114,149	3,823,992
		10,623,713
Distributors — 0.8%
LKQ Corp.(1)	171,794	5,086,820
Diversified Financial Services — 1.1%
McGraw Hill Financial, Inc.	78,104	7,235,555
Electrical Equipment — 1.0%
Acuity Brands, Inc.	28,824	6,300,926
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	99,869	6,435,558
Food and Staples Retailing — 1.2%
Costco Wholesale Corp.	48,871	7,727,483
Food Products — 2.0%
Hain Celestial Group, Inc. (The)(1)	86,851	4,329,522
Hershey Co. (The)	26,442	2,345,141
J.M. Smucker Co. (The)	26,604	3,123,044
WhiteWave Foods Co. (The), Class A(1)	82,582	3,384,210
		13,181,917
Health Care Equipment and Supplies — 5.5%
Cooper Cos., Inc. (The)	25,457	3,878,629
DexCom, Inc.(1)	56,479	4,705,830
Hologic, Inc.(1)	109,401	4,251,323
NuVasive, Inc.(1)	85,787	4,045,715
Teleflex, Inc.	139,477	18,550,441
		35,431,938
Health Care Providers and Services — 3.3%
AmerisourceBergen Corp.	70,562	6,809,939
Universal Health Services, Inc., Class B	61,344	7,489,489
VCA, Inc.(1)	131,315	7,192,122
		21,491,550
Hotels, Restaurants and Leisure — 2.1%
Buffalo Wild Wings, Inc.(1)	17,711	2,732,276
Chipotle Mexican Grill, Inc.(1)	486	311,152
Hilton Worldwide Holdings, Inc.	219,634	5,488,654
La Quinta Holdings, Inc.(1)	18,147	274,927
Papa John's International, Inc.	70,990	4,981,368
		13,788,377
Household Durables — 4.9%
Harman International Industries, Inc.	57,982	6,375,701
Jarden Corp.(1)	202,644	9,078,451
Mohawk Industries, Inc.(1)	57,318	11,205,669
Newell Rubbermaid, Inc.	119,982	5,090,836
		31,750,657

8

	Shares	Value
Internet and Catalog Retail — 1.6%
Expedia, Inc.	73,274	$9,987,246
Internet Software and Services — 3.0%
Akamai Technologies, Inc.(1)	17,164	1,043,914
CoStar Group, Inc.(1)	49,427	10,037,141
LinkedIn Corp., Class A(1)	32,857	7,914,266
		18,995,321
IT Services — 4.8%
Alliance Data Systems Corp.(1)	45,843	13,629,583
Sabre Corp.	279,197	8,186,056
Vantiv, Inc., Class A(1)	178,447	8,949,117
		30,764,756
Leisure Products — 1.6%
Brunswick Corp.	106,580	5,735,070
Polaris Industries, Inc.	39,745	4,464,953
		10,200,023
Machinery — 5.7%
Ingersoll-Rand plc	109,949	6,515,578
ITT Corp.	49,155	1,945,555
Middleby Corp. (The)(1)	120,777	14,123,662
Snap-On, Inc.	57,575	9,551,117
WABCO Holdings, Inc.(1)	41,536	4,661,585
		36,797,497
Media — 1.5%
Charter Communications, Inc., Class A(1)	51,051	9,747,678
Multiline Retail — 2.4%
Burlington Stores, Inc.(1)	122,892	5,908,647
Dollar Tree, Inc.(1)	143,260	9,382,098
		15,290,745
Oil, Gas and Consumable Fuels — 1.3%
Concho Resources, Inc.(1)	49,863	5,779,620
Gulfport Energy Corp.(1)	84,027	2,560,303
		8,339,923
Pharmaceuticals — 2.1%
Endo International plc(1)	63,273	3,795,747
Zoetis, Inc.	224,790	9,668,218
		13,463,965
Professional Services — 1.9%
Nielsen Holdings plc	186,975	8,883,182
Verisk Analytics, Inc., Class A(1)	43,815	3,137,592
		12,020,774
Real Estate Management and Development — 1.5%
Jones Lang LaSalle, Inc.	58,907	9,820,386
Road and Rail — 3.0%
Canadian Pacific Railway Ltd., New York Shares	81,887	11,505,124
J.B. Hunt Transport Services, Inc.	61,131	4,668,574

9

	Shares	Value
Kansas City Southern	37,002	$3,062,286
		19,235,984
Semiconductors and Semiconductor Equipment — 2.9%
Avago Technologies Ltd.	52,067	6,411,010
Cree, Inc.(1)	120,756	3,041,843
Freescale Semiconductor Ltd.(1)	103,884	3,479,075
NXP Semiconductors NV(1)	71,719	5,619,184
		18,551,112
Software — 6.6%
Activision Blizzard, Inc.	143,993	5,005,197
CDK Global, Inc.	96,056	4,782,628
Electronic Arts, Inc.(1)	276,954	19,960,075
Intuit, Inc.	65,250	6,357,307
Tyler Technologies, Inc.(1)	37,370	6,366,353
		42,471,560
Specialty Retail — 6.1%
AutoZone, Inc.(1)	9,512	7,461,308
Restoration Hardware Holdings, Inc.(1)	40,979	4,224,525
Signet Jewelers Ltd.	73,494	11,093,184
Tractor Supply Co.	96,535	8,918,869
Ulta Salon Cosmetics & Fragrance, Inc.(1)	42,301	7,358,682
		39,056,568
Textiles, Apparel and Luxury Goods — 3.2%
Hanesbrands, Inc.	212,235	6,778,786
lululemon athletica, Inc.(1)	88,094	4,331,582
Under Armour, Inc., Class A(1)	101,491	9,649,764
		20,760,132
Wireless Telecommunication Services — 3.1%
SBA Communications Corp., Class A(1)	170,274	20,266,012
TOTAL COMMON STOCKS (Cost $513,093,281)		630,191,446
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $5,644,444), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $5,534,633)		5,534,628
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $9,414,319), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $9,226,000)		9,226,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,289	1,289
TOTAL TEMPORARY CASH INVESTMENTS (Cost $14,761,917)		14,761,917
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $527,855,198)		644,953,363
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,521,715)
TOTAL NET ASSETS — 100.0%		$643,431,648

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	766,486	USD	580,971	JPMorgan Chase Bank N.A.	11/30/15	$5,102
USD	11,238,692	CAD	14,888,120	JPMorgan Chase Bank N.A.	11/30/15	(145,104)
						$(140,002)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $527,855,198)	$644,953,363
Receivable for investments sold	3,821,680
Receivable for capital shares sold	401,903
Unrealized appreciation on forward foreign currency exchange contracts	5,102
Dividends and interest receivable	19,919
649,201,967

Liabilities
Payable for investments purchased	5,202,351
Unrealized depreciation on forward foreign currency exchange contracts	145,104
Accrued management fees	422,864
5,770,319

Net Assets	$643,431,648

Net Assets Consist of:
Capital (par value and paid-in surplus)	$479,143,528
Accumulated net investment loss	(1,042,137)
Undistributed net realized gain	48,372,094
Net unrealized appreciation	116,958,163
$643,431,648

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$609,840,882	44,665,076	$13.65
R6 Class, $0.01 Par Value	$33,590,766	2,451,585	$13.70

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $34,066)	$3,612,760
Interest	2,948
3,615,708

Expenses:
Management fees	4,953,257
Directors' fees and expenses	20,530
4,973,787

Net investment income (loss)	(1,358,079)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,538,331
Futures contract transactions	1,316,877
Foreign currency transactions	1,704,437
51,559,645

Change in net unrealized appreciation (depreciation) on:
Investments	(3,192,053)
Translation of assets and liabilities in foreign currencies	(194,626)
(3,386,679)

Net realized and unrealized gain (loss)	48,172,966

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,814,887

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$(1,358,079)	$(1,662,340)
Net realized gain (loss)	51,559,645	26,740,021
Change in net unrealized appreciation (depreciation)	(3,386,679)	20,366,104
Net increase (decrease) in net assets resulting from operations	46,814,887	45,443,785

Distributions to Shareholders
From net realized gains:
Institutional Class	(26,719,040)	(51,250,181)
R6 Class	(826,114)	(433,893)
Decrease in net assets from distributions	(27,545,154)	(51,684,074)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	35,084,809	131,572,665

Net increase (decrease) in net assets	54,354,542	125,332,376

Net Assets
Beginning of period	589,077,106	463,744,730
End of period	$643,431,648	$589,077,106

Accumulated net investment loss	$(1,042,137)	$(1,642,488)

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

15

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $505,472,853 and $501,124,647, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	275,000,000		150,000,000
Sold	7,084,059	$95,797,215	7,340,306	$94,685,851
Issued in reinvestment of distributions	2,147,833	26,719,040	4,197,394	51,250,181
Redeemed	(7,358,993)	(103,376,982)	(2,037,795)	(26,819,633)
	1,872,899	19,139,273	9,499,905	119,116,399
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,609,018	21,940,103	1,085,310	13,736,485
Issued in reinvestment of distributions	66,248	826,114	35,507	433,893
Redeemed	(492,311)	(6,820,681)	(132,053)	(1,714,112)
	1,182,955	15,945,536	988,764	12,456,266
Net increase (decrease)	3,055,854	$35,084,809	10,488,669	$131,572,665

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$630,191,446	—	—
Temporary Cash Investments	1,289	$14,760,628	—
	$630,192,735	$14,760,628	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$5,102	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(145,104)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by

18

a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $11,523,258.

Value of Derivative Instruments as of October 31, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$5,102	Unrealized depreciation on forward foreign currency exchange contracts	$145,104

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,316,877	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	1,705,635	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(194,626)
		$3,022,512		$(194,626)

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	$9,980,242
Long-term capital gains	$27,545,154	$41,703,832

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$529,945,534
Gross tax appreciation of investments	$129,283,841
Gross tax depreciation of investments	(14,276,012)
Net tax appreciation (depreciation) of investments	$115,007,829
Undistributed ordinary income	—
Accumulated long-term gains	$50,462,430
Late-year ordinary loss deferral	$(1,182,139)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$13.37	(0.03)	0.93	0.90	—	(0.62)	(0.62)	$13.65	7.20%	0.80%	(0.22)%	83%	$609,841
2014	$13.81	(0.04)	1.08	1.04	—	(1.48)	(1.48)	$13.37	8.53%	0.80%	(0.31)%	76%	$572,085
2013	$10.61	(0.01)	3.23	3.22	(0.02)	—	(0.02)	$13.81	30.38%	0.80%	(0.10)%	113%	$459,877
2012	$10.03	—(3)	0.74	0.74	—	(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
2011	$9.44	(0.03)	0.62	0.59	—	—	—	$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
R6 Class
2015	$13.39	(0.01)	0.94	0.93	—	(0.62)	(0.62)	$13.70	7.42%	0.65%	(0.07)%	83%	$33,591
2014	$13.82	(0.02)	1.07	1.05	—	(1.48)	(1.48)	$13.39	8.60%	0.65%	(0.16)%	76%	$16,992
2013(4)	$12.92	—(3)	0.90	0.90	—	—	—	$13.82	6.97%	0.65%(5)	0.03%(5)	113%(6)	$3,867

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Heritage Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

24

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

26

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of

27

shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

28

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $27,545,154, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87656 1512

ANNUAL REPORT	OCTOBER 31, 2015

Select Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	10.93%	14.34%	7.78%	12.33%	6/30/71(1)
Russell 1000 Growth Index	—	9.18%	15.29%	9.08%	N/A(2)	—
Institutional Class	TWSIX	11.16%	14.58%	8.00%	6.85%	3/13/97
A Class(3)	TWCAX					8/8/97
No sales charge*		10.67%	14.06%	7.51%	5.37%
With sales charge*		4.30%	12.72%	6.88%	5.03%
C Class	ACSLX	9.83%	13.21%	6.71%	7.43%	1/31/03
R Class	ASERX	10.38%	13.77%	7.24%	6.68%	7/29/05
R6 Class	ASDEX	11.31%	—	—	16.09%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was October 31, 1958, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available December 1978.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $21,166

Russell 1000 Growth Index — $23,870

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	1.50%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Chris Krantz

Performance Summary

Select returned 10.93%* for the 12 months ended October 31, 2015, outpacing the 9.18% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted strong returns during the reporting period amid volatility and considerable variation within sector returns. Within the Russell 1000 Growth Index, consumer discretionary was the top-performing sector, gaining about 20%. Consumer staples and information technology also registered double-digit gains. Energy stocks continued to struggle with plunging commodity prices and fell nearly 31%. Utilities also declined sharply.

Select received positive contributions to absolute return from most sectors in which it was invested, led by consumer discretionary and information technology. Energy, materials, and financials were negative contributors. Stock decisions in the consumer discretionary, industrials, and health care sectors contributed most to performance relative to the Russell index. Stock selection in financials and materials detracted from results versus the benchmark.

Consumer Discretionary and Industrials Led Contributors

Stock selection in the consumer discretionary sector was the largest source of outperformance relative to the Russell 1000 Growth Index. Starbucks was a major contributor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. The rollout of its mobile ordering application has exceeded expectations as well. Overweighting Amazon.com benefited performance. The internet retailer reported strong revenue growth, aided by its Prime membership program. Margins are improving through efficiency gains, and profitability from its cloud hosting services has been higher than expected.

In the industrials sector, stock selection aided performance. Underweighting road and rail companies also helped as the industry suffered from concerns about declining rail volumes due to weakness in the energy sector. Not owning index component Union Pacific was a top contributor to relative performance.

Other key contributors included video game maker Electronic Arts, which continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. The latest “Star Wars” movie should provide support for sales of the company’s new “Star Wars” game. Alphabet (formerly Google) was another top contributor in the information technology sector. The company’s top line is accelerating, expenses are being controlled, and the new CFO is showing greater transparency and may drive better capital allocation. Constellation Brands, a producer and marketer of beer, wine, and spirits was a top contributor as the company continues to see very strong sales volume and pricing in its Corona and Modelo brands.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Financials and Materials Detracted
In financials, stock choices hampered results, especially among capital markets firms. Asset manager Franklin Resources detracted on emerging markets weakness, which has reduced assets under management and fund flows. An underweight in real estate investment trusts detracted as the industry performed better than expected due to the Federal Reserve’s caution in raising interest rates.
Stock selection in materials also weighed on performance, especially in the chemicals industry. Agrochemical firm Monsanto underperformed in conjunction with falling grain prices and a stalled takeover attempt of a competitor.

Although stock selection in health care was positive, there were some major detractors in the sector. Health care stocks fell sharply late in the fiscal year as prescription drug prices became a political issue. In addition to the broad sector decline, Biogen gave disappointing guidance on its multiple sclerosis drug. We believe there is upside in its pipeline, however. In consumer staples, baby formula maker Mead Johnson Nutrition was a significant detractor, dragged down by a difficult environment in Hong Kong. We think this is a transitory issue and continue to have a positive view of the underlying growth rate for the company.

Outlook

We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2015, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the consumer discretionary, industrials, and health care sectors. The telecommunication services and materials sectors represented the largest underweights.

The consumer discretionary overweight reflects improving consumer spending trends as a result of falling energy prices, slow and steady economic improvement, a continued housing recovery, and the potential for better wage trends, especially at lower income levels. In the telecommunications sector, competition among wireless carriers is intensifying, likely leading to higher capital spending, lower free cash flow, lower valuations, and lower margins.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	9.1%
Alphabet, Inc.*	5.8%
UnitedHealth Group, Inc.	3.4%
Walt Disney Co. (The)	3.4%
Amazon.com, Inc.	3.4%
Starbucks Corp.	3.3%
MasterCard, Inc., Class A	3.1%
Gilead Sciences, Inc.	3.1%
Bristol-Myers Squibb Co.	3.1%
Costco Wholesale Corp.	2.9%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Internet Software and Services	10.1%
Technology Hardware, Storage and Peripherals	9.4%
Specialty Retail	7.9%
Biotechnology	6.7%
Pharmaceuticals	5.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.4%
Foreign Common Stocks**	5.9%
Total Common Stocks	99.3%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.2)%
**Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,041.40	$5.09	0.99%
Institutional Class	$1,000	$1,042.50	$4.07	0.79%
A Class	$1,000	$1,040.10	$6.38	1.24%
C Class	$1,000	$1,036.20	$10.21	1.99%
R Class	$1,000	$1,038.80	$7.66	1.49%
R6 Class	$1,000	$1,043.20	$3.30	0.64%
Hypothetical
Investor Class	$1,000	$1,020.22	$5.04	0.99%
Institutional Class	$1,000	$1,021.22	$4.02	0.79%
A Class	$1,000	$1,018.96	$6.31	1.24%
C Class	$1,000	$1,015.17	$10.11	1.99%
R Class	$1,000	$1,017.69	$7.58	1.49%
R6 Class	$1,000	$1,021.98	$3.26	0.64%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.4%
Boeing Co. (The)	340,500	$50,417,835
United Technologies Corp.	117,000	11,513,970
		61,931,805
Auto Components — 2.1%
Delphi Automotive plc	390,700	32,502,333
Gentex Corp.	1,232,900	20,207,231
		52,709,564
Banks — 0.9%
JPMorgan Chase & Co.	360,800	23,181,400
Beverages — 3.7%
Constellation Brands, Inc., Class A	507,100	68,357,080
Diageo plc	873,300	25,289,845
		93,646,925
Biotechnology — 6.7%
Biogen, Inc.(1)	195,100	56,678,501
Celgene Corp.(1)	218,500	26,812,135
Gilead Sciences, Inc.	733,400	79,302,542
Vertex Pharmaceuticals, Inc.(1)	55,500	6,923,070
		169,716,248
Capital Markets — 0.9%
Franklin Resources, Inc.	546,200	22,263,112
Chemicals — 2.2%
Ashland, Inc.	226,800	24,884,496
Monsanto Co.	326,700	30,454,974
		55,339,470
Communications Equipment — 0.6%
QUALCOMM, Inc.	276,500	16,429,630
Diversified Financial Services — 1.6%
CBOE Holdings, Inc.	611,600	41,001,664
Energy Equipment and Services — 0.7%
Core Laboratories NV	65,900	7,666,147
Schlumberger Ltd.	141,200	11,036,192
		18,702,339
Food and Staples Retailing — 2.9%
Costco Wholesale Corp.	466,400	73,747,168
Food Products — 1.4%
Mead Johnson Nutrition Co.	430,000	35,260,000
Health Care Providers and Services — 4.8%
Cigna Corp.	141,400	18,953,256
Express Scripts Holding Co.(1)	191,200	16,515,856

10

	Shares	Value
UnitedHealth Group, Inc.	732,500	$86,273,850
		121,742,962
Hotels, Restaurants and Leisure — 4.3%
Papa John's International, Inc.	351,400	24,657,738
Starbucks Corp.	1,347,200	84,294,304
		108,952,042
Industrial Conglomerates — 2.1%
Roper Technologies, Inc.	284,100	52,942,035
Insurance — 1.2%
MetLife, Inc.	578,500	29,144,830
Internet and Catalog Retail — 3.4%
Amazon.com, Inc.(1)	136,100	85,184,990
Internet Software and Services — 10.1%
Alphabet, Inc., Class A(1)	98,600	72,706,654
Alphabet, Inc., Class C(1)	105,100	74,706,131
Baidu, Inc. ADR(1)	102,400	19,196,928
Facebook, Inc., Class A(1)	644,700	65,740,059
LinkedIn Corp., Class A(1)	98,100	23,629,347
		255,979,119
IT Services — 3.3%
MasterCard, Inc., Class A	802,700	79,459,273
Teradata Corp.(1)	169,900	4,775,889
		84,235,162
Leisure Products — 0.5%
Polaris Industries, Inc.	112,200	12,604,548
Machinery — 4.9%
FANUC Corp.	105,800	18,898,807
Graco, Inc.	364,100	26,724,940
KUKA AG	274,400	23,201,099
Middleby Corp. (The)(1)	314,000	36,719,160
Nordson Corp.	243,900	17,375,436
		122,919,442
Media — 5.0%
Time Warner, Inc.	534,300	40,254,162
Walt Disney Co. (The)	757,500	86,158,050
		126,412,212
Oil, Gas and Consumable Fuels — 0.5%
EOG Resources, Inc.	140,500	12,061,925
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	284,100	22,858,686
Pharmaceuticals — 5.8%
Allergan plc(1)	91,400	28,194,158
Bristol-Myers Squibb Co.	1,176,800	77,609,960
Teva Pharmaceutical Industries Ltd. ADR	695,400	41,160,726
		146,964,844

11

	Shares	Value
Professional Services — 2.0%
IHS, Inc., Class A(1)	80,400	$9,611,016
Verisk Analytics, Inc., Class A(1)	565,700	40,509,777
		50,120,793
Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	362,300	37,037,929
Road and Rail — 0.5%
Canadian Pacific Railway Ltd.	90,900	12,773,689
Semiconductors and Semiconductor Equipment — 1.0%
Linear Technology Corp.	587,900	26,114,518
Software — 3.2%
Electronic Arts, Inc.(1)	662,500	47,746,375
Mobileye NV(1)	225,800	10,278,416
Oracle Corp.	620,800	24,111,872
		82,136,663
Specialty Retail — 7.9%
AutoZone, Inc.(1)	76,200	59,772,042
Home Depot, Inc. (The)	500,800	61,918,912
L Brands, Inc.	203,900	19,570,322
TJX Cos., Inc. (The)	805,000	58,917,950
		200,179,226
Technology Hardware, Storage and Peripherals — 9.4%
Apple, Inc.	1,926,200	230,180,900
EMC Corp.	315,900	8,282,898
		238,463,798
Tobacco — 0.9%
Philip Morris International, Inc.	264,800	23,408,320
TOTAL COMMON STOCKS (Cost $1,365,030,889)		2,516,167,058
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $8,616,515), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $8,448,883)		8,448,876
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 6.25%, 8/15/23, valued at $14,368,963), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $14,085,000)		14,085,000
State Street Institutional Liquid Reserves Fund, Premier Class	899	899
TOTAL TEMPORARY CASH INVESTMENTS (Cost $22,534,775)		22,534,775
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $1,387,565,664)		2,538,701,833
OTHER ASSETS AND LIABILITIES — (0.2)%		(4,502,518)
TOTAL NET ASSETS — 100.0%		$2,534,199,315

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	699,556	CAD	928,358	JPMorgan Chase Bank N.A.	11/30/15	$(10,288)
USD	9,677,215	CAD	12,819,600	JPMorgan Chase Bank N.A.	11/30/15	(124,944)
USD	19,109,448	EUR	17,299,411	UBS AG	11/30/15	79,775
USD	598,770	EUR	545,782	UBS AG	11/30/15	(1,599)
USD	21,172,596	GBP	13,795,738	Credit Suisse AG	11/30/15	(91,420)
JPY	47,662,900	USD	396,109	Credit Suisse AG	11/30/15	(1,034)
USD	15,283,775	JPY	1,839,967,800	Credit Suisse AG	11/30/15	32,402
USD	694,512	JPY	84,084,550	Credit Suisse AG	11/30/15	(2,460)
USD	384,121	JPY	46,313,950	Credit Suisse AG	11/30/15	227
						$(119,341)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $1,387,565,664)	$2,538,701,833
Foreign currency holdings, at value (cost of $870,890)	876,699
Receivable for investments sold	664,290
Receivable for capital shares sold	666,196
Unrealized appreciation on forward foreign currency exchange contracts	112,404
Dividends and interest receivable	1,098,145
2,542,119,567

Liabilities
Payable for investments purchased	5,076,367
Payable for capital shares redeemed	560,590
Unrealized depreciation on forward foreign currency exchange contracts	231,745
Accrued management fees	2,036,850
Distribution and service fees payable	14,700
7,920,252

Net Assets	$2,534,199,315

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,231,469,577
Undistributed net investment income	10,298,399
Undistributed net realized gain	141,410,950
Net unrealized appreciation	1,151,020,389
$2,534,199,315

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,440,318,528	39,636,551	$61.57
Institutional Class, $0.01 Par Value	$33,075,414	529,313	$62.49
A Class, $0.01 Par Value	$41,737,081	690,931	$60.41*
C Class, $0.01 Par Value	$5,931,793	105,754	$56.09
R Class, $0.01 Par Value	$3,295,189	54,726	$60.21
R6 Class, $0.01 Par Value	$9,841,310	157,433	$62.51
*Maximum offering price $64.10 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $246,643)	$32,969,807
Interest	2,671
32,972,478

Expenses:
Management fees	24,278,320
Distribution and service fees:
A Class	97,717
C Class	57,096
R Class	15,735
Directors' fees and expenses	81,314
Other expenses	2,351
24,532,533

Net investment income (loss)	8,439,945

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	145,056,537
Foreign currency transactions	2,800,106
147,856,643

Change in net unrealized appreciation (depreciation) on:
Investments	97,470,858
Translation of assets and liabilities in foreign currencies	(1,039,676)
96,431,182

Net realized and unrealized gain (loss)	244,287,825

Net Increase (Decrease) in Net Assets Resulting from Operations	$252,727,770

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$8,439,945	$7,707,013
Net realized gain (loss)	147,856,643	209,270,269
Change in net unrealized appreciation (depreciation)	96,431,182	132,769,313
Net increase (decrease) in net assets resulting from operations	252,727,770	349,746,595

Distributions to Shareholders
From net investment income:
Investor Class	(8,938,027)	(9,365,514)
Institutional Class	(156,488)	(245,709)
A Class	(56,611)	(82,331)
R6 Class	(55,615)	(214)
From net realized gains:
Investor Class	(201,146,776)	(8,633,102)
Institutional Class	(2,344,544)	(155,106)
A Class	(3,423,892)	(178,850)
C Class	(533,273)	(34,463)
R Class	(268,899)	(14,057)
R6 Class	(666,192)	(109)
Decrease in net assets from distributions	(217,590,317)	(18,709,455)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	119,601,168	(165,037,117)

Net increase (decrease) in net assets	154,738,621	166,000,023

Net Assets
Beginning of period	2,379,460,694	2,213,460,671
End of period	$2,534,199,315	$2,379,460,694

Undistributed net investment income	$10,298,399	$8,260,833

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $583,444,515 and $651,309,219, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	1,972,555	$117,198,082	1,013,144	$57,402,134
Issued in reinvestment of distributions	3,711,291	200,706,584	318,597	17,156,436
Redeemed	(3,460,978)	(205,089,478)	(3,857,942)	(218,157,619)
	2,222,868	112,815,188	(2,526,201)	(143,599,049)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	269,381	15,887,264	161,413	9,211,409
Issued in reinvestment of distributions	45,621	2,499,550	6,433	350,521
Redeemed	(254,396)	(15,401,415)	(429,102)	(25,087,621)
	60,606	2,985,399	(261,256)	(15,525,691)
A Class/Shares Authorized	75,000,000		75,000,000
Sold	188,110	11,072,552	116,938	6,632,877
Issued in reinvestment of distributions	62,450	3,320,470	4,668	247,529
Redeemed	(220,012)	(12,776,504)	(291,832)	(16,281,685)
	30,548	1,616,518	(170,226)	(9,401,279)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	24,446	1,330,931	12,065	623,486
Issued in reinvestment of distributions	8,094	402,289	379	19,014
Redeemed	(31,467)	(1,733,109)	(71,078)	(3,785,994)
	1,073	111	(58,634)	(3,143,494)
R Class/Shares Authorized	40,000,000		50,000,000
Sold	4,876	283,145	8,774	488,474
Issued in reinvestment of distributions	5,062	268,899	265	14,057
Redeemed	(5,942)	(348,849)	(21,213)	(1,181,480)
	3,996	203,195	(12,174)	(678,949)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	34,624	2,083,020	129,561	7,711,850
Issued in reinvestment of distributions	13,186	721,807	6	323
Redeemed	(13,768)	(824,070)	(6,676)	(400,828)
	34,042	1,980,757	122,891	7,311,345
Net increase (decrease)	2,353,133	$119,601,168	(2,905,600)	$(165,037,117)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,436,003,618	$80,163,440	—
Temporary Cash Investments	899	22,533,876	—
	$2,436,004,517	$102,697,316	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$112,404	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(231,745)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $65,454,275.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $112,404 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $231,745 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,808,706 in net realized gain (loss) on foreign currency transactions and $(1,060,993) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$12,245,087	$9,693,768
Long-term capital gains	$205,345,230	$9,015,687

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,390,173,380
Gross tax appreciation of investments	$1,162,839,780
Gross tax depreciation of investments	(14,311,327)
Net tax appreciation (depreciation) of investments	1,148,528,453
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,963
Net tax appreciation (depreciation)	$1,148,530,416
Undistributed ordinary income	$10,180,656
Accumulated long-term gains	$144,018,666

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$61.31	0.21	5.71	5.92	(0.24)	(5.42)	(5.66)	$61.57	10.93%	0.99%	0.35%	24%	$2,440,319
2014	$53.07	0.19	8.51	8.70	(0.24)	(0.22)	(0.46)	$61.31	16.50%	1.00%	0.34%	25%	$2,293,893
2013	$43.52	0.35	9.51	9.86	(0.31)	—	(0.31)	$53.07	22.80%	1.00%	0.74%	31%	$2,119,523
2012	$39.14	0.17	4.31	4.48	(0.10)	—	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
2011	$35.54	0.10	3.62	3.72	(0.12)	—	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
Institutional Class
2015	$62.15	0.34	5.78	6.12	(0.36)	(5.42)	(5.78)	$62.49	11.16%	0.79%	0.55%	24%	$33,075
2014	$53.79	0.32	8.61	8.93	(0.35)	(0.22)	(0.57)	$62.15	16.74%	0.80%	0.54%	25%	$29,130
2013	$44.04	0.36	9.72	10.08	(0.33)	—	(0.33)	$53.79	23.05%	0.80%	0.94%	31%	$39,263
2012	$39.60	0.24	4.38	4.62	(0.18)	—	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
2011	$35.95	0.18	3.67	3.85	(0.20)	—	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
A Class
2015	$60.25	0.06	5.61	5.67	(0.09)	(5.42)	(5.51)	$60.41	10.67%	1.24%	0.10%	24%	$41,737
2014	$52.15	0.06	8.36	8.42	(0.10)	(0.22)	(0.32)	$60.25	16.21%	1.25%	0.09%	25%	$39,786
2013	$42.85	0.25	9.33	9.58	(0.28)	—	(0.28)	$52.15	22.48%	1.25%	0.49%	31%	$43,318
2012	$38.54	0.06	4.26	4.32	(0.01)	—	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355
2011	$34.99	—(3)	3.58	3.58	(0.03)	—	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$56.64	(0.36)	5.23	4.87	—	(5.42)	(5.42)	$56.09	9.83%	1.99%	(0.65)%	24%	$5,932
2014	$49.32	(0.34)	7.88	7.54	—	(0.22)	(0.22)	$56.64	15.34%	2.00%	(0.66)%	25%	$5,929
2013	$40.75	(0.14)	8.90	8.76	(0.19)	—	(0.19)	$49.32	21.57%	2.00%	(0.26)%	31%	$8,054
2012	$36.92	(0.25)	4.08	3.83	—	—	—	$40.75	10.37%	2.00%	(0.59)%	17%	$5,666
2011	$33.74	(0.28)	3.46	3.18	—	—	—	$36.92	9.43%	2.00%	(0.74)%	17%	$571
R Class
2015	$60.12	(0.09)	5.60	5.51	—	(5.42)	(5.42)	$60.21	10.38%	1.49%	(0.15)%	24%	$3,295
2014	$52.07	(0.08)	8.35	8.27	—	(0.22)	(0.22)	$60.12	15.92%	1.50%	(0.16)%	25%	$3,050
2013	$42.86	0.03	9.43	9.46	(0.25)	—	(0.25)	$52.07	22.18%	1.50%	0.24%	31%	$3,275
2012	$38.64	(0.06)	4.28	4.22	—	—	—	$42.86	10.92%	1.50%	(0.09)%	17%	$1,456
2011	$35.14	(0.08)	3.58	3.50	—	—	—	$38.64	9.96%	1.50%	(0.24)%	17%	$59
R6 Class
2015	$62.18	0.41	5.79	6.20	(0.45)	(5.42)	(5.87)	$62.51	11.31%	0.64%	0.70%	24%	$9,841
2014	$53.81	0.18	8.84	9.02	(0.43)	(0.22)	(0.65)	$62.18	16.92%	0.65%	0.69%	25%	$7,672
2013(4)	$49.95	0.10	3.76	3.86	—	—	—	$53.81	7.73%	0.65%(5)	0.72%(5)	31%(6)	$27

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.
See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of

31

shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $12,245,087, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,877,255 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $205,345,230, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87634 1512

ANNUAL REPORT	OCTOBER 31, 2015

Small Cap Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	1.87%	11.92%	8.24%	8.06%	6/1/01
Russell 2000 Growth Index	—	3.52%	13.55%	8.67%	6.56%	—
Institutional Class	ANONX	2.00%	12.14%	—	5.89%	5/18/07
A Class	ANOAX					1/31/03
No sales charge*		1.59%	11.65%	7.97%	10.49%
With sales charge*		-4.28%	10.33%	7.33%	9.99%
C Class	ANOCX	0.76%	10.78%	7.15%	9.70%(1)	1/31/03
R Class	ANORX	1.29%	11.36%	—	4.29%	9/28/07
R6 Class	ANODX	2.15%	—	—	7.37%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the distribution and service fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $22,088

Russell 2000 Growth Index — $22,967

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.41%	1.21%	1.66%	2.41%	1.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Matthew Ferretti and Jackie Wagner

In March 2015, portfolio manager Jeffrey Otto left the Small Cap Growth management team and portfolio manager Jackie Wagner was promoted from Senior Analyst on the team.

Performance Summary

Small Cap Growth returned 1.87%* for the 12 months ended October 31, 2015, lagging the 3.52% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

U.S. stock indices registered gains during the reporting period amid volatility and considerable variation in sector performance. Within the Russell 2000 Growth Index, utilities and information technology were the best-performing sectors, posting double-digit gains. Energy was by far the worst sector, plunging more than 40% as oil prices fell and investors worried about global growth. Materials and industrials were the only other sectors to lose ground.

Small Cap Growth received positive absolute contributions from all sectors it was invested in except industrials, energy, and consumer staples. Stock decisions in information technology and health care were major sources of underperformance relative to the Russell 2000 Growth Index. Stock selection in consumer discretionary and financials aided performance.

Information Technology Stocks Detracted

In information technology, stock selection hurt performance. Barracuda Networks was a significant detractor. The company, which provides security, networking, and application delivery, as well as data storage, protection and disaster recovery services, reported better-than-expected results, but billings growth—a leading indicator of future revenues—decelerated. Barracuda was eliminated.

Stock choices in the health care sector detracted from relative results, although an overweight allocation to the sector was beneficial. Although health care stocks performed well over the 12-month period, news stories late in the fiscal year focused on high prescription drug prices, which have now become a topic of the 2016 presidential election. The pricing scrutiny led to a broad-based sell-off in the health care sector. Specialty pharmaceutical firm Horizon Pharma detracted despite reporting a solid quarter as the stock was caught up in the drug pricing sell-off. Medical device maker Cardiovascular Systems also fell following weak results attributed to poor sales force execution. The holding was eliminated from the portfolio.

Among other key detractors, Horsehead Holding, a producer of specialty zinc and zinc-based products, reported lower-than-expected production in June. Zinc prices fell significantly as rising exports from China and Japan added to the global oversupply. The holding was eliminated. Falling oil prices hurt H&E Equipment Services, which rents heavy equipment to construction companies and is exposed to the slowing Gulf Coast region. We eliminated the position.

Consumer Discretionary and Financials Aided Results

Stock selection in the consumer discretionary sector was a top contributor to performance, led by choices in the textiles, apparel, and luxury goods industry. Footwear wholesaler and retailer Skechers U.S.A. benefited from positive trends in athletic shoes and has a strong product portfolio in the U.S. Non-U.S. markets are driving the company’s long-term growth. Pizza chain Papa John’s International continued to grow same-store sales. Its better use of technology, including mobile ordering, allows its restaurants to take market share from local “mom and pop” pizza restaurants.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Stock selection among financials stocks was a significant contributor to relative performance. Underweighting the real estate management and development industry and overweighting banks and diversified financial services companies also contributed positively.

Elsewhere, biotechnology firm Anacor Pharmaceuticals, which focuses on topical applications, announced positive results for its drug to treat eczema, which is expected to get FDA approval next year. The company also has benefited from strong sales growth for its drug to treat toenail fungus. In industrials, Multi-Color was a key contributor. The maker of labels that support branding in the beverage, personal care, and other industries supplemented its organic growth with some accretive bolt-on acquisitions. Tyler Technologies also aided performance. The company develops back-office financial management, tax, and other software. Its customers are primarily state and local governments that are replacing legacy systems now that budgets are improving. Tyler continued to take market share from its competitors and announced an attractive acquisition.

Outlook

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2015, consumer discretionary and financials were the largest overweight sectors; health care and telecommunication services were the largest underweights. Small Cap Growth’s investment process focuses on smaller companies with accelerating earnings growth rates and share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Tyler Technologies, Inc.	2.1%
Papa John's International, Inc.	1.7%
Adeptus Health, Inc., Class A	1.5%
ClubCorp Holdings, Inc.	1.5%
Korn/Ferry International	1.4%
Restoration Hardware Holdings, Inc.	1.4%
CoStar Group, Inc.	1.4%
EPAM Systems, Inc.	1.4%
Brunswick Corp.	1.3%
Middleby Corp. (The)	1.3%

Top Five Industries	% of net assets
Biotechnology	9.8%
Software	7.1%
Hotels, Restaurants and Leisure	6.5%
Internet Software and Services	5.7%
Health Care Equipment and Supplies	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.1%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	0.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15-10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$941.60	$6.75	1.38%
Institutional Class	$1,000	$942.50	$5.68	1.16%
A Class	$1,000	$940.90	$7.97	1.63%
C Class	$1,000	$936.30	$11.62	2.38%
R Class	$1,000	$938.70	$9.19	1.88%
R6 Class	$1,000	$943.30	$5.05	1.03%
Hypothetical
Investor Class	$1,000	$1,018.25	$7.02	1.38%
Institutional Class	$1,000	$1,019.36	$5.90	1.16%
A Class	$1,000	$1,016.99	$8.29	1.63%
C Class	$1,000	$1,013.21	$12.08	2.38%
R Class	$1,000	$1,015.73	$9.55	1.88%
R6 Class	$1,000	$1,020.01	$5.24	1.03%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.1%
Air Freight and Logistics — 1.0%
XPO Logistics, Inc.(1)	198,011	$5,496,785
Airlines — 0.4%
Allegiant Travel Co.	10,148	2,003,723
Banks — 3.4%
BankUnited, Inc.	143,303	5,328,006
Cathay General Bancorp	144,480	4,522,224
FCB Financial Holdings, Inc., Class A(1)	174,872	6,218,448
Signature Bank(1)	23,074	3,436,180
		19,504,858
Beverages — 1.1%
Boston Beer Co., Inc. (The), Class A(1)	10,786	2,368,498
Coca-Cola Bottling Co. Consolidated	17,701	3,738,628
		6,107,126
Biotechnology — 9.8%
ACADIA Pharmaceuticals, Inc.(1)	58,938	2,052,221
Acceleron Pharma, Inc.(1)	34,915	1,089,697
Aimmune Therapeutics, Inc.(1)	54,882	825,974
Alder Biopharmaceuticals, Inc.(1)	51,360	1,642,493
AMAG Pharmaceuticals, Inc.(1)	37,594	1,503,760
Anacor Pharmaceuticals, Inc.(1)	42,802	4,811,373
Bluebird Bio, Inc.(1)	7,432	573,230
Celldex Therapeutics, Inc.(1)	58,599	706,704
Cepheid, Inc.(1)	55,725	1,861,215
Chimerix, Inc.(1)	38,290	1,500,202
Clovis Oncology, Inc.(1)	24,805	2,478,268
Dyax Corp.(1)	119,096	3,278,713
Dynavax Technologies Corp.(1)	64,066	1,454,939
Eagle Pharmaceuticals, Inc.(1)	19,672	1,253,303
Exelixis, Inc.(1)	236,097	1,421,304
Halozyme Therapeutics, Inc.(1)	109,045	1,706,554
ImmunoGen, Inc.(1)	107,592	1,258,826
Insmed, Inc.(1)	67,566	1,340,509
Isis Pharmaceuticals, Inc.(1)	14,878	716,376
Kite Pharma, Inc.(1)	29,115	1,981,276
Ligand Pharmaceuticals, Inc., Class B(1)	17,804	1,608,591
Merrimack Pharmaceuticals, Inc.(1)	137,878	1,287,781
Momenta Pharmaceuticals, Inc.(1)	64,788	1,063,171
Neurocrine Biosciences, Inc.(1)	65,295	3,205,332
Novavax, Inc.(1)	234,851	1,585,244
Portola Pharmaceuticals, Inc.(1)	42,139	2,006,238
Prothena Corp. plc(1)	28,316	1,458,557
PTC Therapeutics, Inc.(1)	24,178	601,307
Radius Health, Inc.(1)	26,005	1,670,301
Raptor Pharmaceutical Corp.(1)	90,624	493,901

10

	Shares	Value
Repligen Corp.(1)	39,988	$1,329,201
Sarepta Therapeutics, Inc.(1)	39,649	953,955
Spark Therapeutics, Inc.(1)	19,092	1,029,059
TESARO, Inc.(1)	29,660	1,348,640
Ultragenyx Pharmaceutical, Inc.(1)	27,423	2,724,475
		55,822,690
Building Products — 3.2%
Apogee Enterprises, Inc.	103,105	5,106,790
Lennox International, Inc.	27,986	3,716,821
Masonite International Corp.(1)	102,647	6,145,476
Trex Co., Inc.(1)	88,314	3,450,428
		18,419,515
Capital Markets — 1.6%
Evercore Partners, Inc., Class A	106,161	5,732,694
HFF, Inc., Class A	97,971	3,381,959
		9,114,653
Chemicals — 1.6%
Huntsman Corp.	117,442	1,546,711
Minerals Technologies, Inc.	50,887	2,999,280
PolyOne Corp.	140,665	4,703,838
		9,249,829
Commercial Services and Supplies — 3.1%
ABM Industries, Inc.	110,243	3,130,901
HNI Corp.	59,761	2,566,137
KAR Auction Services, Inc.	117,599	4,515,802
Multi-Color Corp.	94,650	7,367,556
		17,580,396
Communications Equipment — 1.3%
Infinera Corp.(1)	194,287	3,839,111
Ruckus Wireless, Inc.(1)	330,482	3,727,837
		7,566,948
Construction Materials — 1.5%
Headwaters, Inc.(1)	228,707	4,699,929
Summit Materials, Inc., Class A(1)	180,141	3,793,769
		8,493,698
Containers and Packaging — 1.2%
Berry Plastics Group, Inc.(1)	207,142	6,939,257
Distributors — 0.7%
LKQ Corp.(1)	126,370	3,741,816
Diversified Consumer Services — 2.7%
2U, Inc.(1)	92,107	1,932,405
Bright Horizons Family Solutions, Inc.(1)	102,376	6,554,111
Nord Anglia Education, Inc.(1)	194,712	3,816,355
ServiceMaster Global Holdings, Inc.(1)	88,538	3,156,380
		15,459,251
Diversified Financial Services — 0.9%
MarketAxess Holdings, Inc.	50,133	5,078,974
Electronic Equipment, Instruments and Components — 0.7%
Mercury Systems, Inc.(1)	128,341	2,202,331
Universal Display Corp.(1)	54,009	1,853,049
		4,055,380

11

	Shares	Value
Food and Staples Retailing — 0.7%
United Natural Foods, Inc.(1)	76,327	$3,850,697
Food Products — 1.3%
Flowers Foods, Inc.	163,089	4,403,403
J&J Snack Foods Corp.	24,876	3,054,524
		7,457,927
Health Care Equipment and Supplies — 5.0%
ABIOMED, Inc.(1)	28,263	2,081,852
Cantel Medical Corp.	38,482	2,281,213
Glaukos Corp.(1)	46,948	940,838
Globus Medical, Inc.(1)	123,024	2,749,586
Nevro Corp.(1)	67,344	2,745,615
NuVasive, Inc.(1)	138,331	6,523,690
STERIS Corp.	85,165	6,383,117
Teleflex, Inc.	36,305	4,828,565
		28,534,476
Health Care Providers and Services — 4.2%
Adeptus Health, Inc., Class A(1)	131,752	8,549,387
Air Methods Corp.(1)	43,189	1,767,726
AMN Healthcare Services, Inc.(1)	40,354	1,144,843
ExamWorks Group, Inc.(1)	163,759	4,624,554
LHC Group, Inc.(1)	62,382	2,811,245
Molina Healthcare, Inc.(1)	29,084	1,803,208
Team Health Holdings, Inc.(1)	51,855	3,094,188
		23,795,151
Health Care Technology — 1.7%
Evolent Health, Inc.(1)	147,727	1,898,292
HMS Holdings Corp.(1)	255,623	2,691,710
Medidata Solutions, Inc.(1)	58,699	2,524,057
Press Ganey Holdings, Inc.(1)	71,823	2,250,933
		9,364,992
Hotels, Restaurants and Leisure — 6.5%
Buffalo Wild Wings, Inc.(1)	16,989	2,620,893
ClubCorp Holdings, Inc.	413,987	8,461,894
Dave & Buster's Entertainment, Inc.(1)	154,595	5,964,275
Madison Square Garden Co. (The)(1)	23,241	4,148,518
Papa John's International, Inc.	137,821	9,670,900
Texas Roadhouse, Inc.	172,851	5,937,432
		36,803,912
Household Durables — 0.7%
Installed Building Products, Inc.(1)	178,163	3,946,310
Insurance — 1.1%
First American Financial Corp.	98,953	3,773,078
Patriot National, Inc.(1)	177,711	2,256,930
		6,030,008
Internet Software and Services — 5.7%
comScore, Inc.(1)	146,361	6,261,324
CoStar Group, Inc.(1)	38,420	7,801,949
Demandware, Inc.(1)	62,451	3,540,972
Envestnet, Inc.(1)	125,428	3,745,280

12

	Shares	Value
Marketo, Inc.(1)	164,894	$4,852,830
Q2 Holdings, Inc.(1)	240,335	5,924,258
		32,126,613
IT Services — 4.3%
Blackhawk Network Holdings, Inc.(1)	144,059	6,134,032
EPAM Systems, Inc.(1)	100,656	7,785,741
Virtusa Corp.(1)	121,762	6,992,792
WEX, Inc.(1)	40,434	3,635,421
		24,547,986
Leisure Products — 1.7%
Brunswick Corp.	142,237	7,653,773
MCBC Holdings, Inc.(1)	161,693	2,129,497
		9,783,270
Life Sciences Tools and Services — 1.2%
PAREXEL International Corp.(1)	48,658	3,071,293
PRA Health Sciences, Inc.(1)	109,777	3,846,586
		6,917,879
Machinery — 3.1%
ITT Corp.	56,532	2,237,537
John Bean Technologies Corp.	127,757	5,731,179
Middleby Corp. (The)(1)	65,233	7,628,347
Rexnord Corp.(1)	95,671	1,768,000
		17,365,063
Media — 0.1%
Rentrak Corp.(1)	10,753	593,351
Multiline Retail — 0.9%
Burlington Stores, Inc.(1)	107,357	5,161,725
Oil, Gas and Consumable Fuels — 1.5%
Carrizo Oil & Gas, Inc.(1)	78,409	2,950,531
Enviva Partners, LP	210,581	3,221,889
Gulfport Energy Corp.(1)	73,835	2,249,752
		8,422,172
Pharmaceuticals — 1.8%
Cempra, Inc.(1)	49,746	1,104,361
Horizon Pharma plc(1)	140,075	2,201,979
Lannett Co., Inc.(1)	56,684	2,537,743
Pacira Pharmaceuticals, Inc.(1)	37,475	1,871,876
TherapeuticsMD, Inc.(1)	193,608	1,136,479
ZS Pharma, Inc.(1)	18,398	1,196,054
		10,048,492
Professional Services — 1.8%
Huron Consulting Group, Inc.(1)	48,869	2,360,373
Korn/Ferry International	220,619	8,023,913
		10,384,286
Real Estate Investment Trusts (REITs) — 0.8%
Sun Communities, Inc.	71,521	4,793,337
Real Estate Management and Development — 0.7%
FirstService Corp.	117,426	4,130,924
Semiconductors and Semiconductor Equipment — 4.0%
Cavium, Inc.(1)	60,602	4,299,712
13

	Shares	Value
Integrated Device Technology, Inc.(1)	272,450	$6,947,475
M/A-COM Technology Solutions Holdings, Inc.(1)	84,280	2,843,607
Monolithic Power Systems, Inc.	90,230	5,632,157
Synaptics, Inc.(1)	31,887	2,713,265
		22,436,216
Software — 7.1%
Callidus Software, Inc.(1)	318,626	5,534,534
Manhattan Associates, Inc.(1)	85,363	6,218,694
Proofpoint, Inc.(1)	78,227	5,510,310
Qlik Technologies, Inc.(1)	233,921	7,338,102
RingCentral, Inc., Class A(1)	222,491	4,116,083
Tyler Technologies, Inc.(1)	68,335	11,641,551
		40,359,274
Specialty Retail — 4.3%
American Eagle Outfitters, Inc.	295,741	4,518,922
Kirkland's, Inc.	215,261	4,948,850
Men's Wearhouse, Inc. (The)	171,925	6,873,562
Restoration Hardware Holdings, Inc.(1)	77,117	7,949,992
		24,291,326
Technology Hardware, Storage and Peripherals — 1.9%
Diebold, Inc.	83,154	3,065,888
Super Micro Computer, Inc.(1)	268,001	7,560,308
		10,626,196
Textiles, Apparel and Luxury Goods — 0.8%
Skechers U.S.A., Inc., Class A(1)	137,845	4,300,764
TOTAL COMMON STOCKS (Cost $506,366,224)		550,707,246
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $5,035,548), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $4,937,583)		4,937,579
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $8,397,681), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $8,231,000)		8,231,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,168,579)		13,168,579
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $519,534,803)		563,875,825
OTHER ASSETS AND LIABILITIES — 0.6%		3,155,780
TOTAL NET ASSETS — 100.0%		$567,031,605

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,445,608	CAD	4,564,466	JPMorgan Chase Bank N.A.	11/30/15	$(44,487)
USD	145,380	CAD	191,287	JPMorgan Chase Bank N.A.	11/30/15	(882)
						$(45,369)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $519,534,803)	$563,875,825
Receivable for investments sold	11,451,132
Receivable for capital shares sold	834,388
Dividends and interest receivable	54,989
576,216,334

Liabilities
Payable for investments purchased	7,940,230
Payable for capital shares redeemed	567,163
Unrealized depreciation on forward foreign currency exchange contracts	45,369
Accrued management fees	599,425
Distribution and service fees payable	32,542
9,184,729

Net Assets	$567,031,605

Net Assets Consist of:
Capital (par value and paid-in surplus)	$605,932,603
Accumulated net investment loss	(3,645,427)
Accumulated net realized loss	(79,551,224)
Net unrealized appreciation	44,295,653
$567,031,605

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$171,490,316	13,133,207	$13.06
Institutional Class, $0.01 Par Value	$256,000,555	19,294,521	$13.27
A Class, $0.01 Par Value	$103,712,522	8,142,152	$12.74*
C Class, $0.01 Par Value	$11,457,602	962,389	$11.91
R Class, $0.01 Par Value	$2,135,397	170,089	$12.55
R6 Class, $0.01 Par Value	$22,235,213	1,670,480	$13.31
*Maximum offering price $13.52 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,660)	$2,068,165
Interest	3,475
2,071,640

Expenses:
Management fees	5,839,142
Distribution and service fees:
A Class	266,690
B Class	5,589
C Class	121,824
R Class	8,208
Directors' fees and expenses	14,790
Other expenses	652
6,256,895

Net investment income (loss)	(4,185,255)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,396,653
Foreign currency transactions	78,807
30,475,460

Change in net unrealized appreciation (depreciation) on:
Investments	(44,523,674)
Translation of assets and liabilities in foreign currencies	(61,365)
(44,585,039)

Net realized and unrealized gain (loss)	(14,109,579)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,294,834)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$(4,185,255)	$(4,072,462)
Net realized gain (loss)	30,475,460	68,980,855
Change in net unrealized appreciation (depreciation)	(44,585,039)	(37,263,366)
Net increase (decrease) in net assets resulting from operations	(18,294,834)	27,645,027

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	210,144,181	(85,899,458)

Redemption Fees
Increase in net assets from redemption fees	55,952	32,108

Net increase (decrease) in net assets	191,905,299	(58,222,323)

Net Assets
Beginning of period	375,126,306	433,348,629
End of period	$567,031,605	$375,126,306

Accumulated net investment loss	$(3,645,427)	$(3,554,664)

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

20

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.500% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.300% for the Institutional Class and 0.750% to 1.150% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 1.39% for the Investor Class, A Class, C Class and R Class, 1.17% for the Institutional Class and 1.04% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $630,322,839 and $435,981,504, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	4,048,244	$57,398,527	2,973,559	$36,997,342
Redeemed	(4,195,236)	(58,081,513)	(6,364,796)	(78,560,612)
	(146,992)	(682,986)	(3,391,237)	(41,563,270)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	15,295,628	226,693,536	498,126	6,292,729
Redeemed	(1,577,566)	(22,030,720)	(3,476,777)	(43,573,925)
	13,718,062	204,662,816	(2,978,651)	(37,281,196)
A Class/Shares Authorized	110,000,000		110,000,000
Sold	1,587,003	21,914,685	794,104	9,618,573
Redeemed	(1,422,136)	(19,220,665)	(2,550,555)	(30,759,719)
	164,867	2,694,020	(1,756,451)	(21,141,146)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	2,498	34,126	8,571	97,098
Redeemed	(59,417)	(728,188)	(63,019)	(720,580)
	(56,919)	(694,062)	(54,448)	(623,482)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	189,291	2,418,796	189,767	2,181,272
Redeemed	(219,855)	(2,808,119)	(381,341)	(4,360,695)
	(30,564)	(389,323)	(191,574)	(2,179,423)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	84,279	1,131,737	29,376	350,874
Redeemed	(25,023)	(330,330)	(92,712)	(1,120,090)
	59,256	801,407	(63,336)	(769,216)
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	532,300	7,687,468	1,440,038	17,986,045
Redeemed	(277,834)	(3,935,159)	(26,231)	(327,770)
	254,466	3,752,309	1,413,807	17,658,275
Net increase (decrease)	13,962,176	$210,144,181	(7,021,890)	$(85,899,458)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$546,576,322	$4,130,924	—
Temporary Cash Investments	—	13,168,579	—
	$546,576,322	$17,299,503	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(45,369)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund participated in foreign currency risk derivative instruments during the period consistent with its exposure to foreign denominated securities. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,397,319.
The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $45,369 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $74,523 in net realized gain (loss) on foreign currency transactions and $(61,522) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2015 and October 31, 2014.

23

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$525,009,204
Gross tax appreciation of investments	$75,792,530
Gross tax depreciation of investments	(36,925,909)
Net tax appreciation (depreciation) of investments	$38,866,621
Undistributed ordinary income	—
Accumulated short-term capital losses	$(74,076,823)
Late-year ordinary loss deferral	$(3,690,796)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$12.82	(0.13)	0.37	0.24	—	$13.06	1.87%	1.39%	(0.92)%	100%	$171,490
2014	$11.95	(0.11)	0.98	0.87	—	$12.82	7.28%	1.40%	(0.93)%	75%	$170,316
2013	$8.79	(0.05)	3.23	3.18	(0.02)	$11.95	36.23%	1.42%	(0.47)%	80%	$199,294
2012	$8.06	(0.01)	0.74	0.73	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
2011	$7.45	(0.07)	0.68	0.61	—	$8.06	8.19%	1.40%	(0.84)%	108%	$166,243
Institutional Class
2015	$13.01	(0.10)	0.36	0.26	—	$13.27	2.00%	1.17%	(0.70)%	100%	$256,001
2014	$12.10	(0.09)	1.00	0.91	—	$13.01	7.52%	1.20%	(0.73)%	75%	$72,542
2013	$8.88	(0.02)	3.26	3.24	(0.02)	$12.10	36.61%	1.22%	(0.27)%	80%	$103,520
2012	$8.13	0.01	0.74	0.75	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
2011	$7.50	(0.05)	0.68	0.63	—	$8.13	8.40%	1.20%	(0.64)%	108%	$105,520
A Class
2015	$12.54	(0.16)	0.36	0.20	—	$12.74	1.59%	1.64%	(1.17)%	100%	$103,713
2014	$11.72	(0.14)	0.96	0.82	—	$12.54	7.00%	1.65%	(1.18)%	75%	$100,051
2013	$8.63	(0.07)	3.17	3.10	(0.01)	$11.72	36.00%	1.67%	(0.72)%	80%	$114,080
2012	$7.94	(0.03)	0.72	0.69	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665
2011	$7.35	(0.09)	0.68	0.59	—	$7.94	8.03%	1.65%	(1.09)%	108%	$115,741

25

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$11.81	(0.24)	0.34	0.10	—	$11.91	0.76%	2.39%	(1.92)%	100%	$11,458
2014	$11.12	(0.22)	0.91	0.69	—	$11.81	6.21%	2.40%	(1.93)%	75%	$11,727
2013	$8.24	(0.14)	3.02	2.88	—	$11.12	34.95%	2.42%	(1.47)%	80%	$13,171
2012	$7.63	(0.09)	0.70	0.61	—	$8.24	7.99%	2.42%	(1.12)%	62%	$11,291
2011	$7.13	(0.15)	0.65	0.50	—	$7.63	7.01%	2.40%	(1.84)%	108%	$12,691
R Class
2015	$12.39	(0.19)	0.35	0.16	—	$12.55	1.29%	1.89%	(1.42)%	100%	$2,135
2014	$11.61	(0.17)	0.95	0.78	—	$12.39	6.72%	1.90%	(1.43)%	75%	$1,373
2013	$8.56	(0.10)	3.16	3.06	(0.01)	$11.61	35.73%	1.92%	(0.97)%	80%	$2,022
2012	$7.89	(0.04)	0.71	0.67	—	$8.56	8.49%	1.92%	(0.62)%	62%	$1,570
2011	$7.33	(0.11)	0.67	0.56	—	$7.89	7.64%	1.90%	(1.34)%	108%	$1,266
R6 Class
2015	$13.03	(0.08)	0.36	0.28	—	$13.31	2.15%	1.04%	(0.57)%	100%	$22,235
2014	$12.10	(0.08)	1.01	0.93	—	$13.03	7.69%	1.07%	(0.60)%	75%	$18,447
2013(3)	$11.33	(0.02)	0.79	0.77	—	$12.10	6.80%	1.05%(4)	(0.55)%(4)	80%(5)	$27

26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through October 31, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

28

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

33

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

34

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87644 1512

ANNUAL REPORT	OCTOBER 31, 2015

Ultra® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	9.72%	15.10%	7.82%	11.58%	11/2/81
Russell 1000 Growth Index	—	9.18%	15.29%	9.08%	10.75%(1)	—
S&P 500 Index	—	5.20%	14.32%	7.84%	11.57%(1)	—
Institutional Class	TWUIX	9.96%	15.34%	8.04%	6.98%	11/14/96
A Class(2)	TWUAX					10/2/96
No sales charge*		9.46%	14.82%	7.55%	6.69%
With sales charge*		3.17%	13.47%	6.92%	6.36%
C Class	TWCCX	8.63%	13.96%	6.75%	5.46%	10/29/01
R Class	AULRX	9.19%	14.53%	7.29%	7.21%	8/29/03
R6 Class	AULDX	10.12%	—	—	15.83%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since October 31,1981, the date nearest the Investor Class's inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $21,247

Russell 1000 Growth Index — $23,870

S&P 500 Index — $21,288

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary
Ultra returned 9.72%* for the 12 months ended October 31, 2015, outpacing the 9.18% return of the portfolio’s benchmark, the Russell 1000 Growth Index.
U.S. stock indices posted strong returns during the reporting period amid volatility and considerable variation within sector returns. Within the Russell 1000 Growth Index, consumer discretionary was the top-performing sector, gaining about 20%. Consumer staples and information technology also registered double-digit gains. Energy stocks continued to struggle with plunging commodity prices and fell nearly 31%. Utilities also declined sharply.
Ultra received positive contributions to absolute return from most sectors in which it was invested, led by consumer discretionary and information technology. Energy, materials, and financials were negative contributors. Stock decisions in the consumer discretionary, health care, and industrials sectors contributed most to performance relative to the Russell index. Stock selection in information technology and financials detracted from results versus the benchmark.
Consumer Discretionary and Health Care Led Contributors
Stock selection in the consumer discretionary sector was the largest source of outperformance relative to the Russell 1000 Growth Index. Starbucks was a major contributor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. The rollout of its mobile ordering application has exceeded expectations as well. Overweighting Amazon.com helped performance. The internet retailer reported strong revenue growth, aided by its Prime membership program. Margins are improving through efficiency gains, and profitability from its cloud hosting services has been higher than expected.
In health care, stock decisions aided performance, especially among health care providers and services companies. UnitedHealth Group benefited from its announcement of a large acquisition of a competitor, which enabled the company to gain market share.
Stock selection in the industrials sector was positive. Underweighting road and rail companies also helped as the industry suffered from concerns about declining rail volumes due to weakness in the energy sector. Not owning index component Union Pacific was a significant contributor to relative performance.
Other key contributors included Constellation Brands, a producer and marketer of beer, wine, and spirits, which continues to see very strong sales volume and pricing in its Corona and Modelo brands.
Information Technology and Financials Detracted
Stock selection in the information technology sector, especially among software and communications equipment companies, hampered relative performance. Overweight positions in QUALCOMM and VMware were key detractors in the sector. In financials, stock decisions detracted, especially among capital markets firms. Asset manager Franklin Resources detracted on concerns that the firm’s assets under management and fund flows have deteriorated. Not owning real estate investment trusts (REITs) hurt as well. REITs benefited from the Federal Reserve’s caution in raising rates, as higher rates are likely to hurt the industry.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In consumer staples, stock selection in the tobacco and food products industries weighed on performance. Not owning index components Altria Group and Reynolds American detracted. We continue to prefer Philip Morris International in the tobacco industry. Stock selection in materials also weighed on performance, especially in the chemicals industry. Agrochemical firm Monsanto underperformed due to falling grain prices and a stalled takeover attempt of a competitor.
Health care stocks fell sharply late in the fiscal year as prescription drug prices became a political issue. In addition to the broad sector decline, biotechnology company Gilead Sciences declined. Gilead is also feeling some competitive pressure in its hepatitis C business. The portfolio’s overweight in Wynn Resorts suffered as gambling in Macau declined amid a government crackdown on corruption and tighter visa policies for Chinese citizens visiting Macau. The holding was eliminated.
Outlook
We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.
As of October 31, 2015, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, health care, and consumer discretionary sectors. The telecommunication services and materials sectors represented the largest underweights.
Positioning in the internet software and services, computers and peripherals, and communications equipment industries drove the information technology sector overweight. The telecommunications sector underweight is due to competition among wireless carriers, which is likely to lead to higher capital spending, lower free cash flow, lower valuations, and lower margins.

6

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	8.8%
Alphabet, Inc.*	5.4%
Amazon.com, Inc.	4.2%
Starbucks Corp.	3.6%
Gilead Sciences, Inc.	3.1%
Facebook, Inc., Class A	3.1%
Celgene Corp.	3.1%
Visa, Inc., Class A	2.9%
Costco Wholesale Corp.	2.9%
UnitedHealth Group, Inc.	2.8%
*Includes all classes of the issuer.

Top Five Industries	% of net assets
Internet Software and Services	11.0%
Biotechnology	9.1%
Technology Hardware, Storage and Peripherals	8.8%
IT Services	5.6%
Hotels, Restaurants and Leisure	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	—**
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1) 5/1/15-10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,039.00	$5.04	0.98%
Institutional Class	$1,000	$1,040.40	$4.01	0.78%
A Class	$1,000	$1,037.90	$6.32	1.23%
C Class	$1,000	$1,033.90	$10.15	1.98%
R Class	$1,000	$1,036.40	$7.60	1.48%
R6 Class	$1,000	$1,040.90	$3.24	0.63%
Hypothetical
Investor Class	$1,000	$1,020.27	$4.99	0.98%
Institutional Class	$1,000	$1,021.27	$3.97	0.78%
A Class	$1,000	$1,019.01	$6.26	1.23%
C Class	$1,000	$1,015.22	$10.06	1.98%
R Class	$1,000	$1,017.75	$7.53	1.48%
R6 Class	$1,000	$1,022.03	$3.21	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 3.5%
Boeing Co. (The)	1,148,000	$169,984,360
Rockwell Collins, Inc.	746,000	64,693,120
United Technologies Corp.	677,000	66,623,570
		301,301,050
Automobiles — 0.8%
Tesla Motors, Inc.(1)	352,000	72,839,360
Banks — 1.4%
JPMorgan Chase & Co.	1,324,000	85,067,000
U.S. Bancorp	916,000	38,636,880
		123,703,880
Beverages — 2.5%
Boston Beer Co., Inc. (The), Class A(1)	275,000	60,387,250
Constellation Brands, Inc., Class A	1,122,000	151,245,600
		211,632,850
Biotechnology — 9.1%
Alexion Pharmaceuticals, Inc.(1)	191,000	33,616,000
Celgene Corp.(1)	2,146,000	263,335,660
Gilead Sciences, Inc.	2,496,000	269,892,480
Isis Pharmaceuticals, Inc.(1)	467,000	22,486,050
Kite Pharma, Inc.(1)	229,000	15,583,450
Regeneron Pharmaceuticals, Inc.(1)	286,000	159,413,540
Spark Therapeutics, Inc.(1)	275,000	14,822,500
		779,149,680
Capital Markets — 1.2%
Franklin Resources, Inc.	842,000	34,319,920
T. Rowe Price Group, Inc.	939,000	71,007,180
		105,327,100
Chemicals — 1.9%
Monsanto Co.	1,005,000	93,686,100
Valspar Corp. (The)	805,000	65,164,750
		158,850,850
Communications Equipment — 0.8%
QUALCOMM, Inc.	1,094,000	65,005,480
Consumer Finance — 0.7%
American Express Co.	801,000	58,681,260
Electrical Equipment — 1.9%
Acuity Brands, Inc.	679,000	148,429,400
Eaton Corp. plc	190,000	10,622,900
		159,052,300

10

	Shares	Value
Energy Equipment and Services — 0.5%
Core Laboratories NV	377,000	$43,856,410
Food and Staples Retailing — 2.9%
Costco Wholesale Corp.	1,577,000	249,355,240
Food Products — 1.3%
Mead Johnson Nutrition Co.	981,000	80,442,000
Nestle SA	412,000	31,511,154
		111,953,154
Health Care Equipment and Supplies — 2.4%
Intuitive Surgical, Inc.(1)	290,342	144,183,837
St. Jude Medical, Inc.	947,000	60,428,070
		204,611,907
Health Care Providers and Services — 4.3%
Cigna Corp.	479,000	64,205,160
Express Scripts Holding Co.(1)	721,000	62,279,980
UnitedHealth Group, Inc.	2,072,000	244,040,160
		370,525,300
Health Care Technology — 1.1%
Cerner Corp.(1)	1,418,000	93,999,220
Hotels, Restaurants and Leisure — 5.0%
Chipotle Mexican Grill, Inc.(1)	179,000	114,601,170
Starbucks Corp.	5,016,000	313,851,120
		428,452,290
Insurance — 1.2%
MetLife, Inc.	1,997,000	100,608,860
Internet and Catalog Retail — 4.2%
Amazon.com, Inc.(1)	580,000	363,022,000
Internet Software and Services — 11.0%
Alphabet, Inc., Class A(1)	318,484	234,846,917
Alphabet, Inc., Class C(1)	320,000	227,459,200
Baidu, Inc. ADR(1)	308,000	57,740,760
Facebook, Inc., Class A(1)	2,622,000	267,365,340
LinkedIn Corp., Class A(1)	392,000	94,421,040
Tencent Holdings Ltd.	3,215,000	60,810,647
		942,643,904
IT Services — 5.6%
MasterCard, Inc., Class A	2,381,850	235,779,332
Visa, Inc., Class A	3,215,000	249,419,700
		485,199,032
Machinery — 3.3%
Cummins, Inc.	794,000	82,186,940
Donaldson Co., Inc.	588,000	17,757,600
Flowserve Corp.	873,000	40,472,280
WABCO Holdings, Inc.(1)	558,000	62,624,340
Wabtec Corp.	972,000	80,549,640
		283,590,800

11

	Shares	Value
Media — 4.6%
Time Warner, Inc.	2,333,000	$175,768,220
Walt Disney Co. (The)	1,956,000	222,475,440
		398,243,660
Oil, Gas and Consumable Fuels — 1.0%
Concho Resources, Inc.(1)	279,000	32,338,890
EOG Resources, Inc.	596,000	51,166,600
		83,505,490
Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	1,329,000	106,931,340
Pharmaceuticals — 1.0%
Pfizer, Inc.	2,655,000	89,792,100
Professional Services — 0.9%
Nielsen Holdings plc	1,687,000	80,149,370
Road and Rail — 0.6%
J.B. Hunt Transport Services, Inc.	633,000	48,342,210
Semiconductors and Semiconductor Equipment — 1.1%
ARM Holdings plc	2,595,000	41,004,614
Linear Technology Corp.	1,199,000	53,259,580
		94,264,194
Software — 3.7%
NetSuite, Inc.(1)	570,000	48,489,900
Oracle Corp.	1,906,000	74,029,040
salesforce.com, inc.(1)	1,029,000	79,963,590
Splunk, Inc.(1)	587,000	32,965,920
Tableau Software, Inc., Class A(1)	412,000	34,591,520
VMware, Inc., Class A(1)	778,000	46,796,700
		316,836,670
Specialty Retail — 3.4%
O'Reilly Automotive, Inc.(1)	430,000	118,791,800
TJX Cos., Inc. (The)	2,364,000	173,021,160
		291,812,960
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	6,336,315	757,189,642
Textiles, Apparel and Luxury Goods — 4.2%
Burberry Group plc	1,742,000	35,662,988
lululemon athletica, Inc.(1)	547,000	26,895,990
NIKE, Inc., Class B	1,575,000	206,372,250
Under Armour, Inc., Class A(1)	1,000,000	95,080,000
		364,011,228
Tobacco — 1.5%
Philip Morris International, Inc.	1,479,000	130,743,600
TOTAL COMMON STOCKS (Cost $3,837,825,371)		8,475,184,391

12

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $46,861,693), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $45,950,012)		$45,949,974
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 4.625%, 5/15/25 - 2/15/40, valued at $78,140,969), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $76,603,000)		76,603,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,410	4,410
TOTAL TEMPORARY CASH INVESTMENTS (Cost $122,557,384)		122,557,384
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,960,382,755)		8,597,741,775
OTHER ASSETS AND LIABILITIES†		2,980,771
TOTAL NET ASSETS — 100.0%		$8,600,722,546

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,938,736	CHF	26,440,100	Credit Suisse AG	11/30/15	$167,546
GBP	1,363,358	USD	2,089,577	Credit Suisse AG	11/30/15	11,829
USD	65,484,507	GBP	42,668,700	Credit Suisse AG	11/30/15	(282,751)
USD	2,438,709	GBP	1,592,152	Credit Suisse AG	11/30/15	(15,349)
						$(118,725)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
GBP	-	British Pound
USD	-	United States Dollar
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $3,960,382,755)	$8,597,741,775
Foreign currency holdings, at value (cost of $1,210,300)	1,203,443
Receivable for investments sold	19,684,489
Receivable for capital shares sold	1,325,333
Unrealized appreciation on forward foreign currency exchange contracts	179,375
Dividends and interest receivable	1,995,822
8,622,130,237

Liabilities
Payable for investments purchased	11,658,527
Payable for capital shares redeemed	2,570,445
Unrealized depreciation on forward foreign currency exchange contracts	298,100
Accrued management fees	6,859,803
Distribution and service fees payable	20,816
21,407,691

Net Assets	$8,600,722,546

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,547,517,440
Undistributed net investment income	19,217,785
Undistributed net realized gain	396,809,920
Net unrealized appreciation	4,637,177,401
$8,600,722,546

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$8,273,588,724	218,813,776	$37.81
Institutional Class, $0.01 Par Value	$205,573,757	5,280,937	$38.93
A Class, $0.01 Par Value	$72,003,861	1,976,357	$36.43*
C Class, $0.01 Par Value	$2,967,994	91,705	$32.36
R Class, $0.01 Par Value	$9,636,879	268,811	$35.85
R6 Class, $0.01 Par Value	$36,951,331	948,713	$38.95
*Maximum offering price $38.65 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $516,495)	$101,149,997
Interest	12,303
101,162,300
Expenses:
Management fees	82,072,398
Distribution and service fees:
A Class	180,107
C Class	26,533
R Class	42,896
Directors' fees and expenses	399,968
Other expenses	432
82,722,334

Net investment income (loss)	18,439,966

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	432,729,783
Foreign currency transactions	3,899,002
436,628,785

Change in net unrealized appreciation (depreciation) on:
Investments	328,041,097
Translation of assets and liabilities in foreign currencies	(1,707,922)
326,333,175

Net realized and unrealized gain (loss)	762,961,960

Net Increase (Decrease) in Net Assets Resulting from Operations	$781,401,926

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$18,439,966	$22,736,256
Net realized gain (loss)	436,628,785	574,984,530
Change in net unrealized appreciation (depreciation)	326,333,175	560,375,653
Net increase (decrease) in net assets resulting from operations	781,401,926	1,158,096,439

Distributions to Shareholders
From net investment income:
Investor Class	(25,643,784)	(22,249,493)
Institutional Class	(1,043,481)	(1,003,895)
A Class	(57,827)	(36,312)
R6 Class	(199,356)	(176)
From net realized gains:
Investor Class	(539,477,977)	(287,611,433)
Institutional Class	(13,666,153)	(7,766,552)
A Class	(5,033,302)	(2,913,158)
C Class	(192,382)	(96,221)
R Class	(590,316)	(274,425)
R6 Class	(2,035,262)	(1,048)
Decrease in net assets from distributions	(587,939,840)	(321,952,713)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	105,215,556	(154,161,615)

Net increase (decrease) in net assets	298,677,642	681,982,111

Net Assets
Beginning of period	8,302,044,904	7,620,062,793
End of period	$8,600,722,546	$8,302,044,904

Undistributed net investment income	$19,217,785	$25,351,601

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

17

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.990% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.600% to 0.790% for the Institutional Class and 0.450% to 0.640% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2015 was 0.98% for the Investor Class, A Class, C Class and R Class, 0.78% for the Institutional Class and 0.63% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $1,309,352,430 and $1,844,661,180, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	5,798,421	$211,134,665	6,200,249	$213,362,510
Issued in reinvestment of distributions	16,395,880	546,966,769	9,141,045	300,466,112
Redeemed	(17,932,247)	(653,514,757)	(19,472,162)	(674,617,017)
	4,262,054	104,586,677	(4,130,868)	(160,788,395)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	729,215	27,402,685	768,139	27,328,125
Issued in reinvestment of distributions	419,817	14,391,326	255,214	8,603,265
Redeemed	(1,478,946)	(54,360,741)	(1,281,115)	(46,122,369)
	(329,914)	(12,566,730)	(257,762)	(10,190,979)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	426,909	15,057,252	407,067	13,580,404
Issued in reinvestment of distributions	152,311	4,905,938	88,201	2,806,562
Redeemed	(596,724)	(20,989,171)	(690,952)	(23,193,216)
	(17,504)	(1,025,981)	(195,684)	(6,806,250)
C Class/Shares Authorized	40,000,000		50,000,000
Sold	27,705	866,318	19,057	573,448
Issued in reinvestment of distributions	4,717	135,843	2,224	64,240
Redeemed	(17,303)	(539,564)	(14,867)	(456,659)
	15,119	462,597	6,414	181,029
R Class/Shares Authorized	50,000,000		50,000,000
Sold	92,187	3,206,940	89,195	2,986,075
Issued in reinvestment of distributions	17,210	546,763	8,616	271,047
Redeemed	(65,738)	(2,245,047)	(76,899)	(2,556,081)
	43,659	1,508,656	20,912	701,041
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	425,005	16,007,551	635,580	23,373,082
Issued in reinvestment of distributions	65,225	2,234,618	36	1,224
Redeemed	(160,774)	(5,991,832)	(17,151)	(632,367)
	329,456	12,250,337	618,465	22,741,939
Net increase (decrease)	4,302,870	$105,215,556	(3,938,523)	$(154,161,615)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

20

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,306,194,988	$168,989,403	—
Temporary Cash Investments	4,410	122,552,974	—
	$8,306,199,398	$291,542,377	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$179,375

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(298,100)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $111,492,832.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $179,375 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $298,100 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,886,979 in net realized gain (loss) on foreign currency transactions and $(1,694,723) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$26,763,959	$23,289,876
Long-term capital gains	$561,175,881	$298,662,837

21

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,977,122,795
Gross tax appreciation of investments	$4,653,892,526
Gross tax depreciation of investments	(33,273,546)
Net tax appreciation (depreciation) of investments	4,620,618,980
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(62,894)
Net tax appreciation (depreciation)	$4,620,556,086
Undistributed ordinary income	$19,099,060
Accumulated long-term gains	$413,549,960

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$37.20	0.08	3.18	3.26	(0.12)	(2.53)	(2.65)	$37.81	9.72%	0.98%	0.98%	0.22%	0.22%	16%	$8,273,589
2014	$33.56	0.10	4.96	5.06	(0.10)	(1.32)	(1.42)	$37.20	15.66%	1.00%	1.01%	0.29%	0.28%	16%	$7,981,781
2013	$25.68	0.15	7.86	8.01	(0.13)	—	(0.13)	$33.56	31.34%	0.99%	0.99%	0.52%	0.52%	26%	$7,338,222
2012	$23.42	0.06	2.20	2.26	—	—	—	$25.68	9.65%	0.99%	0.99%	0.26%	0.26%	13%	$6,194,268
2011	$21.22	0.04	2.20	2.24	(0.04)	—	(0.04)	$23.42	10.59%	0.99%	0.99%	0.16%	0.16%	13%	$5,984,972
Institutional Class
2015	$38.22	0.16	3.27	3.43	(0.19)	(2.53)	(2.72)	$38.93	9.96%	0.78%	0.78%	0.42%	0.42%	16%	$205,574
2014	$34.44	0.17	5.10	5.27	(0.17)	(1.32)	(1.49)	$38.22	15.90%	0.80%	0.81%	0.49%	0.48%	16%	$214,464
2013	$26.32	0.17	8.10	8.27	(0.15)	—	(0.15)	$34.44	31.56%	0.79%	0.79%	0.72%	0.72%	26%	$202,118
2012	$23.95	0.12	2.25	2.37	—	—	—	$26.32	9.90%	0.79%	0.79%	0.46%	0.46%	13%	$52,362
2011	$21.69	0.08	2.27	2.35	(0.09)	—	(0.09)	$23.95	10.85%	0.79%	0.79%	0.36%	0.36%	13%	$52,751
A Class
2015	$35.94	(0.01)	3.06	3.05	(0.03)	(2.53)	(2.56)	$36.43	9.46%	1.23%	1.23%	(0.03)%	(0.03)%	16%	$72,004
2014	$32.46	0.01	4.81	4.82	(0.02)	(1.32)	(1.34)	$35.94	15.35%	1.25%	1.26%	0.04%	0.03%	16%	$71,650
2013	$24.89	0.08	7.60	7.68	(0.11)	—	(0.11)	$32.46	30.99%	1.24%	1.24%	0.27%	0.27%	26%	$71,063
2012	$22.75	—(3)	2.14	2.14	—	—	—	$24.89	9.41%	1.24%	1.24%	0.01%	0.01%	13%	$63,461
2011	$20.62	(0.02)	2.15	2.13	—	—	—	$22.75	10.33%	1.24%	1.24%	(0.09)%	(0.09)%	13%	$62,304

23

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$32.41	(0.25)	2.73	2.48	—	(2.53)	(2.53)	$32.36	8.63%	1.98%	1.98%	(0.78)%	(0.78)%	16%	$2,968
2014	$29.60	(0.22)	4.35	4.13	—	(1.32)	(1.32)	$32.41	14.51%	2.00%	2.01%	(0.71)%	(0.72)%	16%	$2,482
2013	$22.83	(0.13)	6.96	6.83	(0.06)	—	(0.06)	$29.60	29.98%	1.99%	1.99%	(0.48)%	(0.48)%	26%	$2,077
2012	$21.02	(0.17)	1.98	1.81	—	—	—	$22.83	8.61%	1.99%	1.99%	(0.74)%	(0.74)%	13%	$1,464
2011	$19.20	(0.17)	1.99	1.82	—	—	—	$21.02	9.48%	1.99%	1.99%	(0.84)%	(0.84)%	13%	$678
R Class
2015	$35.46	(0.10)	3.02	2.92	—	(2.53)	(2.53)	$35.85	9.19%	1.48%	1.48%	(0.28)%	(0.28)%	16%	$9,637
2014	$32.10	(0.08)	4.76	4.68	—	(1.32)	(1.32)	$35.46	15.08%	1.50%	1.51%	(0.21)%	(0.22)%	16%	$7,983
2013	$24.66	0.01	7.53	7.54	(0.10)	—	(0.10)	$32.10	30.66%	1.49%	1.49%	0.02%	0.02%	26%	$6,556
2012	$22.60	(0.06)	2.12	2.06	—	—	—	$24.66	9.12%	1.49%	1.49%	(0.24)%	(0.24)%	13%	$5,595
2011	$20.54	(0.08)	2.14	2.06	—	—	—	$22.60	10.03%	1.49%	1.49%	(0.34)%	(0.34)%	13%	$4,173
R6 Class
2015	$38.25	0.20	3.28	3.48	(0.25)	(2.53)	(2.78)	$38.95	10.12%	0.63%	0.63%	0.57%	0.57%	16%	$36,951
2014	$34.46	0.05	5.28	5.33	(0.22)	(1.32)	(1.54)	$38.25	16.06%	0.65%	0.66%	0.64%	0.63%	16%	$23,684
2013(4)	$31.57	0.05	2.84	2.89	—	—	—	$34.46	9.15%	0.63%(5)	0.64%(5)	0.61%(5)	0.60%(5)	26%(6)	$27

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through October 31, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

26

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and below its benchmark for the one- and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain

31

effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $26,763,959, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $157,585 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2015.

The fund hereby designates $561,175,881, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2015.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87641 1512

ANNUAL REPORT	OCTOBER 31, 2015

Veedot® Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain useful vehicles for conveying information about fund performance, including market and economic factors that affected returns during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world—along with China’s struggles, plunging commodity prices, capital market volatility, and risk-off trading—emerged as key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In October 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil, down over 40% for the reporting period. Low inflation also prevailed after oil prices plunged amid a supply glut and muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, while emerging market and commodity-related investments suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	6.40%	14.74%	7.33%	5.26%	11/30/99
Russell 3000 Index	—	4.49%	14.13%	7.94%	4.99%	—
Institutional Class	AVDIX	6.58%	14.97%	7.53%	4.31%	8/1/00

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2015
Investor Class — $20,297

Russell 3000 Index — $21,470

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.25%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: John Small, Jr., and Stephen Pool

Performance Summary
Veedot returned 6.40%* for the 12 months ended October 31, 2015, outperforming the 4.49% return of the portfolio’s benchmark, the Russell 3000 Index.
U.S. stock indices posted solid returns during the reporting period amid considerable volatility and variation in sector performance. Within the Russell 3000 Index, the consumer discretionary sector delivered the best returns followed by information technology and consumer staples. Energy stocks fell sharply, losing nearly 22% as oil prices plunged. Materials, telecommunication services, and utilities registered smaller losses.
In this environment, Veedot’s highly systematic investment process delivered solid portfolio returns and outperformed its benchmark. The fund received the best absolute contributions from health care, financials, and consumer discretionary stocks, while energy and telecommunication services holdings generated negative contributions. Relative to the Russell benchmark, stock selection in the health care and financials sectors was the leading source of outperformance. Stock selection in information technology and consumer discretionary detracted.
Health Care Stocks Led Contributors
Stock choices in the health care sector, especially among pharmaceutical companies, were the largest sources of outperformance relative to the benchmark. The fund’s top overall contributor was pharmaceutical firm Hospira, which was acquired during the period by another fund holding, Pfizer.
In financials, stock selection among insurers, capital markets firms, and consumer finance companies aided relative results. Universal Insurance Holdings, which provides property and casualty insurance through its subsidiaries, was a key contributor in the sector, reporting revenue above the industry average and strong earnings growth. The holding was eliminated.
Among significant individual contributors, Orbitz Worldwide rose sharply on news that fund holding Expedia would acquire its travel booking competitor. As a result of the acquisition, Orbitz is no longer in the portfolio but Expedia remains a fund holding. IT services firm Luxoft Holding, which provides software development and IT solutions, rose on strong revenue and earnings reports. The position was eliminated. Casino operator Boyd Gaming performed well, taking advantage of positive trends in Nevada tourism and gaming growth. The company has been revising earnings estimates higher.
Information Technology Stocks Were Key Detractors
Stock selection in information technology detracted from relative performance, especially in the technology hardware, storage, and peripherals and internet software and services industries. Underweighting Apple and Alphabet (formerly Google) detracted significantly. Apple performed well on new product launches such as the iPhone 6. Alphabet’s new CFO signaled a greater focus on free cash flow and return on invested capital, leading to a significant increase in the stock price. Portfolio-only position Seagate Technology detracted as the data storage firm indicated revenue would be below expectations. The holding was eliminated. Holdings in the semiconductors and semiconductor equipment industry also weighed on results as the industry faltered in 2015 on global concerns, reduced PC demand, and other factors. Micron Technology was a major detractor in the industry. The holding was eliminated.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

4

In consumer discretionary, stock selection weighed on performance. Underweighting Amazon.com was a major detractor as the online retailer reported strong revenue growth. Margins are improving through efficiency gains, and profitability from its cloud hosting services has been higher than expected. Amazon.com was not in the portfolio at the end of the period. An overweight in utility holding company Exelon detracted even though the company reported strong earnings. The company, which generates and delivers energy through subsidiaries, struggled to get regulatory approval for its planned acquisition of Washington, DC-based Pepco.
Outlook
Using a systematic and quantitatively driven process, Veedot examines macroeconomic and company specific information in a complex model to underpin its stock selection process. Looking ahead, we remain confident that this systematic process of fusing macroeconomic and stock-specific factors will continue to successfully identify risk-adjusted opportunities across investment styles and industry sectors.

5

Fund Characteristics

OCTOBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	3.1%
Microsoft Corp.	1.9%
Exxon Mobil Corp.	1.5%
General Electric Co.	1.3%
Intel Corp.	1.2%
Korn/Ferry International	1.2%
Visa, Inc., Class A	1.2%
AbbVie, Inc.	1.2%
Fiserv, Inc.	1.1%
Home Depot, Inc. (The)	1.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	6.1%
IT Services	6.1%
Banks	4.1%
Biotechnology	4.1%
Pharmaceuticals	4.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period(1)5/1/15 - 10/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$981.70	$6.34	1.27%
Institutional Class	$1,000	$982.10	$5.35	1.07%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.46	1.27%
Institutional Class	$1,000	$1,019.81	$5.45	1.07%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

OCTOBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 2.8%
Curtiss-Wright Corp.	14,204	$988,030
General Dynamics Corp.	7,333	1,089,537
HEICO Corp.	14,511	731,935
		2,809,502
Air Freight and Logistics — 0.9%
CH Robinson Worldwide, Inc.	13,597	943,360
Airlines — 0.6%
American Airlines Group, Inc.	13,316	615,466
Automobiles — 2.1%
Ford Motor Co.	69,667	1,031,768
General Motors Co.	31,435	1,097,396
		2,129,164
Banks — 4.1%
First Commonwealth Financial Corp.	91,492	840,811
PNC Financial Services Group, Inc. (The)	7,019	633,535
U.S. Bancorp	23,658	997,894
Wells Fargo & Co.	14,611	791,040
Westamerica Bancorporation	21,417	946,846
		4,210,126
Beverages — 1.0%
Brown-Forman Corp., Class B	9,890	1,050,120
Biotechnology — 4.1%
AbbVie, Inc.	19,724	1,174,564
Amgen, Inc.	6,690	1,058,224
Celgene Corp.(1)	6,771	830,870
Gilead Sciences, Inc.	9,898	1,070,271
		4,133,929
Building Products — 0.4%
AAON, Inc.	21,758	445,386
Capital Markets — 2.8%
AllianceBernstein Holding LP	38,319	986,331
Janus Capital Group, Inc.	69,308	1,076,353
KKR & Co. LP	44,467	762,609
		2,825,293
Chemicals — 1.5%
Dow Chemical Co. (The)	21,306	1,100,881
Mosaic Co. (The)	12,305	415,786
		1,516,667
Communications Equipment — 1.3%
Calix, Inc.(1)	48,831	341,329
Cisco Systems, Inc.	33,076	954,242
		1,295,571

9

	Shares	Value
Construction and Engineering — 1.0%
Dycom Industries, Inc.(1)	13,475	$1,025,313
Consumer Finance — 0.9%
American Express Co.	12,803	937,948
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class A(1)	5	1,022,980
Diversified Telecommunication Services — 2.0%
AT&T, Inc.	29,924	1,002,753
Verizon Communications, Inc.	21,117	989,965
		1,992,718
Electric Utilities — 1.5%
Edison International	10,663	645,325
Exelon Corp.	32,228	899,805
		1,545,130
Electrical Equipment — 0.3%
Acuity Brands, Inc.	1,570	343,202
Electronic Equipment, Instruments and Components — 2.0%
Corning, Inc.	55,236	1,027,390
Rofin-Sinar Technologies, Inc.(1)	36,424	1,054,839
		2,082,229
Energy Equipment and Services — 0.7%
Halliburton Co.	19,888	763,301
Food and Staples Retailing — 3.0%
CVS Health Corp.	8,552	844,766
PriceSmart, Inc.	11,970	1,029,181
Wal-Mart Stores, Inc.	17,608	1,007,882
Walgreens Boots Alliance, Inc.	1,710	144,803
		3,026,632
Food Products — 1.6%
Archer-Daniels-Midland Co.	21,096	963,243
General Mills, Inc.	11,378	661,176
		1,624,419
Gas Utilities — 0.3%
Questar Corp.	17,059	352,268
Health Care Equipment and Supplies — 1.0%
Varian Medical Systems, Inc.(1)	12,830	1,007,540
Health Care Providers and Services — 2.8%
Anthem, Inc.	7,077	984,765
Cardinal Health, Inc.	12,477	1,025,609
McKesson Corp.	4,539	811,573
		2,821,947
Hotels, Restaurants and Leisure — 2.4%
Boyd Gaming Corp.(1)	49,076	981,029
Buffalo Wild Wings, Inc.(1)	6,675	1,029,752
Starbucks Corp.	6,371	398,634
		2,409,415

10

	Shares	Value
Independent Power and Renewable Electricity Producers — 1.0%
Ormat Technologies, Inc.	27,414	$1,034,056
Industrial Conglomerates — 2.2%
3M Co.	5,675	892,167
General Electric Co.	45,130	1,305,159
		2,197,326
Insurance — 2.8%
ACE Ltd.	10,019	1,137,557
Federated National Holding Co.	18,920	582,452
HCI Group, Inc.	26,054	1,136,215
		2,856,224
Internet and Catalog Retail — 1.1%
Expedia, Inc.	7,977	1,087,265
Internet Software and Services — 1.5%
Alphabet, Inc., Class A(1)	1,398	1,030,871
Tucows, Inc., Class A(1)	17,745	479,648
		1,510,519
IT Services — 6.1%
CoreLogic, Inc.(1)	26,093	1,017,105
Fiserv, Inc.(1)	11,901	1,148,566
International Business Machines Corp.	6,723	941,758
NeuStar, Inc., Class A(1)	36,274	986,290
Visa, Inc., Class A	15,547	1,206,136
Xerox Corp.	95,172	893,665
		6,193,520
Leisure Products — 0.9%
Polaris Industries, Inc.	8,084	908,157
Life Sciences Tools and Services — 1.0%
Bio-Techne Corp.	10,648	939,153
INC Research Holdings, Inc., Class A(1)	2,608	108,780
		1,047,933
Machinery — 1.0%
Trinity Industries, Inc.	36,140	978,310
Media — 3.6%
Charter Communications, Inc., Class A(1)	2,057	392,763
Comcast Corp., Class A	18,087	1,132,608
MSG Networks, Inc.(1)	50,802	1,042,457
Walt Disney Co. (The)	9,451	1,074,957
		3,642,785
Metals and Mining — 1.3%
Newmont Mining Corp.	20,428	397,529
Steel Dynamics, Inc.	50,747	937,297
		1,334,826
Multiline Retail — 0.9%
Macy's, Inc.	12,529	638,728
Target Corp.	4,260	328,787
		967,515

11

	Shares	Value
Oil, Gas and Consumable Fuels — 6.1%
ConocoPhillips	10,293	$549,132
EOG Resources, Inc.	12,283	1,054,496
Exxon Mobil Corp.	18,471	1,528,290
Marathon Petroleum Corp.	20,150	1,043,770
Occidental Petroleum Corp.	14,178	1,056,828
TC Pipelines LP	18,903	976,529
		6,209,045
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	12,013	966,566
Pharmaceuticals — 4.0%
Eli Lilly & Co.	12,347	1,007,145
Pfizer, Inc.	30,283	1,024,171
Prestige Brands Holdings, Inc.(1)	20,695	1,014,262
Sanofi ADR	20,244	1,019,083
		4,064,661
Professional Services — 1.2%
Korn/Ferry International	33,729	1,226,724
Real Estate Investment Trusts (REITs) — 3.7%
American Tower Corp.	10,009	1,023,220
DuPont Fabros Technology, Inc.	22,332	716,634
Equity Residential	13,883	1,073,434
VEREIT, Inc.	120,559	995,817
		3,809,105
Real Estate Management and Development — 1.6%
CBRE Group, Inc.(1)	19,727	735,423
Realogy Holdings Corp.(1)	23,293	910,756
		1,646,179
Semiconductors and Semiconductor Equipment — 2.0%
Intel Corp.	37,131	1,257,256
STMicroelectronics NV	116,258	801,017
		2,058,273
Software — 3.9%
Fortinet, Inc.(1)	24,954	857,420
Microsoft Corp.	35,957	1,892,777
Oracle Corp.	9,954	386,613
Tyler Technologies, Inc.(1)	4,837	824,031
		3,960,841
Specialty Retail — 3.2%
Home Depot, Inc. (The)	9,287	1,148,245
Lowe's Cos., Inc.	15,424	1,138,754
Staples, Inc.	71,389	927,343
		3,214,342
Technology Hardware, Storage and Peripherals — 3.1%
Apple, Inc.	26,087	3,117,396

12

	Shares	Value
Thrifts and Mortgage Finance — 0.9%
Northwest Bancshares, Inc.	70,573	$949,913
Tobacco — 2.2%
Altria Group, Inc.	17,383	1,051,150
Philip Morris International, Inc.	11,993	1,060,181
Vector Group Ltd.	3,784	91,762
		2,203,093
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.(1)	15,838	600,102
TOTAL COMMON STOCKS (Cost $95,564,666)		100,714,302
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 5/31/19, valued at $343,440), in a joint trading account at 0.01%, dated 10/30/15, due 11/2/15 (Delivery value $336,758)		336,758
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/40, valued at $573,494), at 0.00%, dated 10/30/15, due 11/2/15 (Delivery value $561,000)		561,000
State Street Institutional Liquid Reserves Fund, Premier Class	441	441
TOTAL TEMPORARY CASH INVESTMENTS (Cost $898,199)		898,199
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $96,462,865)		101,612,501
OTHER ASSETS AND LIABILITIES — 0.2%		193,389
TOTAL NET ASSETS — 100.0%		$101,805,890

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	74,071	USD	81,564	UBS AG	11/30/15	$(85)
USD	1,706,780	EUR	1,545,115	UBS AG	11/30/15	7,125
						$7,040

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2015
Assets
Investment securities, at value (cost of $96,462,865)	$101,612,501
Cash	8,949
Receivable for investments sold	161,404
Receivable for capital shares sold	28,676
Unrealized appreciation on forward foreign currency exchange contracts	7,125
Dividends and interest receivable	113,100
101,931,755

Liabilities
Payable for capital shares redeemed	20,475
Unrealized depreciation on forward foreign currency exchange contracts	85
Accrued management fees	105,305
125,865

Net Assets	$101,805,890

Net Assets Consist of:
Capital (par value and paid-in surplus)	$86,788,806
Undistributed net investment income	793,228
Undistributed net realized gain	9,067,180
Net unrealized appreciation	5,156,676
$101,805,890

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$99,140,915	9,231,870	$10.74
Institutional Class, $0.01 Par Value	$2,664,975	243,046	$10.96

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,915)	$1,775,148
Interest	357
1,775,505

Expenses:
Management fees	1,228,503
Directors' fees and expenses	3,257
Other expenses	6,030
1,237,790

Net investment income (loss)	537,715

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,202,070
Foreign currency transactions	154,728
11,356,798

Change in net unrealized appreciation (depreciation) on:
Investments	(6,109,434)
Translation of assets and liabilities in foreign currencies	(27,018)
(6,136,452)

Net realized and unrealized gain (loss)	5,220,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,758,061

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2015 AND OCTOBER 31, 2014
Increase (Decrease) in Net Assets	October 31, 2015	October 31, 2014
Operations
Net investment income (loss)	$537,715	$545,978
Net realized gain (loss)	11,356,798	11,501,263
Change in net unrealized appreciation (depreciation)	(6,136,452)	(838,591)
Net increase (decrease) in net assets resulting from operations	5,758,061	11,208,650

Distributions to Shareholders
From net investment income:
Investor Class	(488,270)	(933,951)
Institutional Class	(18,491)	(1,513)
Decrease in net assets from distributions	(506,761)	(935,464)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,953,683	(5,259,520)

Redemption Fees
Increase in net assets from redemption fees	7,491	6,720

Net increase (decrease) in net assets	8,212,474	5,020,386

Net Assets
Beginning of period	93,593,416	88,573,030
End of period	$101,805,890	$93,593,416

Undistributed net investment income	$793,228	$296,859

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2015

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

17

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The annual management fee schedule ranges from 0.800% to 1.050% for the Institutional Class. The effective annual management fee for each class for the year ended October 31, 2015 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2015 were $182,044,569 and $178,986,555, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2015		Year ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,198,055	$12,988,123	719,155	$6,834,412
Issued in reinvestment of distributions	47,838	475,961	99,908	912,160
Redeemed	(991,066)	(10,528,396)	(1,558,477)	(15,012,894)
	254,827	2,935,688	(739,414)	(7,266,322)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	4,741	50,579	251,800	2,432,360
Issued in reinvestment of distributions	1,824	18,491	163	1,513
Redeemed	(4,914)	(51,075)	(44,714)	(427,071)
	1,651	17,995	207,249	2,006,802
Net increase (decrease)	256,478	$2,953,683	(532,165)	$(5,259,520)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$100,714,302	—	—
Temporary Cash Investments	441	$897,758	—
	$100,714,743	$897,758	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$7,125	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(85)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,412,937.

The value of foreign currency risk derivative instruments as of October 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $7,125 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $85 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $154,728 in net realized gain (loss) on foreign currency transactions and $(27,018) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

20

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$506,761	$935,464
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$96,633,767
Gross tax appreciation of investments	$7,962,360
Gross tax depreciation of investments	(2,983,626)
Net tax appreciation (depreciation) of investments	$4,978,734
Undistributed ordinary income	$3,616,506
Accumulated long-term gains	$6,421,844

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.15	0.06	0.59	0.65	(0.06)	$10.74	6.40%	1.26%	0.54%	185%	$99,141
2014	$9.08	0.06	1.11	1.17	(0.10)	$10.15	12.96%	1.25%	0.59%	184%	$91,093
2013	$6.90	0.06	2.25	2.31	(0.13)	$9.08	34.11%	1.25%	0.80%	158%	$88,256
2012	$6.25	0.09	0.65	0.74	(0.09)	$6.90	12.03%	1.26%	1.35%	257%	$72,311
2011	$5.68	0.05	0.53	0.58	(0.01)	$6.25	10.16%	1.25%	0.82%	280%	$72,851
Institutional Class
2015	$10.36	0.08	0.60	0.68	(0.08)	$10.96	6.58%	1.06%	0.74%	185%	$2,665
2014	$9.27	0.09	1.11	1.20	(0.11)	$10.36	13.13%	1.05%	0.79%	184%	$2,501
2013	$7.03	0.07	2.31	2.38	(0.14)	$9.27	34.41%	1.05%	1.00%	158%	$317
2012	$6.37	0.10	0.66	0.76	(0.10)	$7.03	12.18%	1.06%	1.55%	257%	$158
2011	$5.78	0.06	0.55	0.61	(0.02)	$6.37	10.55%	1.05%	1.02%	280%	$169

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Mutual Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the “Fund”), one of the funds constituting American Century Mutual Funds, Inc., as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc. as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2015

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	80	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the
Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

28

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2015.

For corporate taxpayers, the fund hereby designates $506,761, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2015 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-87642 1512

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $299,650
FY 2015:    $307,847

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $91,808
FY 2015:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 5, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 5, 2016